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                             PARTICIPATION AGREEMENT

                                      Among


                        VARIABLE INSURANCE PRODUCTS FUND,

                        FIDELITY DISTRIBUTORS CORPORATION


                                       and


                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK


          THIS AGREEMENT, made and entered into as of the Sit day of September, 1996, by and among LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK, (hereinafter the "Company"), a New York corporation, on its own behalf and on behalf of each segregated asset account of the Company set forth on Schedule A hereto as may be amended from time to time (each such account hereinafter referred to as the "Account"), and the VARIABLE INSURANCE PRODUCTS FUND, an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter the "Fund") and FIDELITY DISTRIBUTORS CORPORATION (hereinafter the "Underwriter"), a Massachusetts corporation.

          WHEREAS, the Fund engages in business as an open-end management investment company and is available to act as the investment vehicle for separate accounts established for variable life insurance policies and variable annuity contracts (collectively, the "Variable Insurance Products") to be offered by insurance companies which have entered into participation agreements with the Fund and the Underwriter (hereinafter "Participating Insurance Companies"); and

          WHEREAS, the beneficial interest in the Fund is divided into several series of shares, each representing the interest in a particular managed portfolio of securities and other assets, any one or more of which may be made available under this Agreement, as may be amended from time to time by mutual agreement of the parties hereto (each such series hereinafter referred to as a "Portfolio"); and

          WHEREAS, the Fund filed with the Securities and Exchange Commission (the "SEC") a registration statement on Form N- I A and the SEC has declared effective said registration statement; and

          WHEREAS, the Fund has obtained an order from the SEC, dated October 15, 1985 (File No. 812-6102), granting Participating Insurance Companies and variable annuity and variable life insurance separate accounts exemptions from the provisions of sections 9(a), 13(a), 15(a), and 15(b) of the Investment Company Act of 1940, as amended, (hereinafter the " 1940


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 Act") and Rules 6e-2(b) (15) and 6e-3(T) (b) (15) thereunder, to the extent necessary to permit shares of the Fund to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated life insurance companies (hereinafter the "Shared Funding Exemptive Order"); and

          WHEREAS, the Fund is registered as an open-end management investment company under the 1940 Act and its shares are registered under the Securities Act of 1933, as amended (hereinafter the " 1933 Act"); and

          WHEREAS, Fidelity Management & Research Company (the "Adviser") is duly registered as an investment adviser under the federal Investment Advisers Act of 1940 and any applicable state securities law; and

          WHEREAS, the Company has registered or will register certain variable life insurance and variable annuity contracts under the 1933 Act; and

          WHEREAS, each Account is a duly organized, validly existing segregated asset account, established by resolution of the Board of Directors of the Company, on the date shown for such Account on Schedule A hereto, to set aside and invest assets attributable to the aforesaid variable annuity contracts; and

          WHEREAS, the Company has registered or will register each Account as a unit investment trust under the 1940 Act; and

          WHEREAS, the Underwriter is registered as a broker dealer with the SEC under the Securities Exchange Act of 1934, as amended, (hereinafter the "1934 Act"), and is a member in good standing of the National Association of Securities Dealers, Inc. (hereinafter "NASD"); and

          WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase shares in the Portfolios on behalf of each Account to fund certain of the aforesaid variable life and variable annuity contracts and the Underwriter is authorized to sell such shares to unit investment trusts such as each Account at net asset value;

          NOW, THEREFORE, in consideration of their mutual promises, the Company, the Fund and the Under-writer agree as follows:


                         ARTICLE 1. SALE OF FUND SHARES


          I A - The Underwriter agrees to sell to the Company those shares of the Fund which each Account orders, executing such orders on a daily basis at the net asset value next computed after receipt by the Fund or its designee of the order for the shares of the Fund. For purposes of this Section 1. 1, the Company shall be the designee of the Fund for receipt of such orders from each Account and receipt by such designee shall constitute receipt by the Fund; provided that the


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Fund receives notice of such order by 9:30 a.m. Boston time on the next following Business Day. "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which the Fund calculates its net asset value pursuant to the rules of the Securities and Exchange Commission.

          1.2. The Fund agrees to make its shares available indefinitely for purchase at the applicable net asset value per share by the Company and its Accounts on those days on which the Fund calculates its net asset value pursuant to rules of the Securities and Exchange Commission and the Fund shall use reasonable efforts to calculate such net asset value on each day which the New York Stock Exchange is open for trading. Notwithstanding the foregoing, the Board of Trustees of the Fund (hereinafter the "Board") may refuse to sell shares of any Portfolio to any person, or suspend or terminate the offering of shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Board acting in good faith and in light of their fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of such Portfolio.

          1.3. The Fund and the Underwriter agree that shares of the Fund will be sold only to Participating Insurance Companies and their separate accounts. No shares of any Portfolio will be sold to the general public.

          1.4. The Fund and the Underwriter will not sell Fund shares to any insurance company or separate account unless an agreement containing -provisions substantially the same as Articles 1, 111, V, VII and Section 2.5 of Article H of this Agreement is in effect to govern. such sales.

          1.5. The Fund agrees to redeem for cash, on the Company's request, any full or fractional shares of the Fund held by the Company, executing such requests on a daily basis at the net asset value next computed after receipt by the Fund or its designee of the request for redemption. For purposes of this
Section 1.5, the Company shall be the designee of the Fund for receipt of requests for redemption from each Account and receipt by such designee shall constitute receipt by the Fund; provided that the Fund receives notice of such request for redemption on the next following Business Day.

          1.6. The Company agrees that purchases and redemptions of Portfolio shares offered by the then current prospectus of the Fund shall be made in accordance with the , provisions of such prospectus. The Company agrees that all net amounts available under the variable annuity contracts with the form number(s) which are listed on Schedule A attached hereto and incorporated herein by this reference, (as such Schedule A may be amended from time to time hereafter by mutual written agreement of all the parties hereto), (the "Contracts") shall be invested in the Fund, in such other Funds advised by the Adviser as may be mutually agreed to in writing by the ' parties hereto, or in the Company's general account, provided that such amounts may also be invested in investment companies other than the Fund. The Company shall notify the Fund as to which other investment companies are available as investment options under the Contract not later than the time such investment companies are made available to owners of the



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Contracts. The investment companies available to Contract owners as of the date of this Agreement are as shown on Schedule C.

          1.7. The Company shall pay for Fund shares on the next Business Day after an order to purchase Fund shares is made in accordance with the provisions of Section 1. 1 hereof. Payment shall be in federal funds transmitted by wire. For purpose of Section 2. 10 and 2. 11, upon receipt by the Fund of the federal funds so wired, such funds shall cease to be the responsibility of the Company and shall become the responsibility of the Fund.

          1.8. Issuance and transfer of the Fund's shares will be by book entry only. Stock certificates will not be issued to the Company or any Account. Shares ordered from the Fund will be recorded in an appropriate title for each Account or the appropriate subaccount of each Account.

          1.9. The Fund shall furnish same day notice (by wire or telephone, followed by written confirmation) to the Company of any income, dividends or capital gain distributions payable on the Fund's shares. The Company hereby elects to receive all such income dividends and capital gain distributions as are payable on the Portfolio shares in additional shares of that Portfolio. The Company reserves the right to revoke this election and to receive all such income dividends and capital gain distributions in cash. The Fund shall notify the Company of the number of shares so issued as payment of such dividends and distributions.

          1.10. The Fund shall make the net asset value per share for each Portfolio available to the Company on a daily basis as soon as reasonably practical after the net asset value per share is calculated (normally by 6:30 p.m. Boston time) and shall use its best efforts to make such net asset value per share available by 7 p.m. Boston time.


                   ARTICLE 11. REPRESENTATIONS AND WARRANTIES


          2. 1. The Company represents and warrants that the Contracts are or will be registered under the 1933 Act; that the Contracts will be issued and sold in compliance in all material respects with all applicable Federal and state laws and that the Company will require of every person distributing the Contracts that the Contracts be offered and sold in compliance in all material respects with all applicable Federal and state laws. The Company further represents and warrants that it is an insurance company duly organized and validly existing under applicable law and that it has legally and validly established each Account, prior to any issuance or sale thereof, as a segregated asset account under Section 4240 of the New York Insurance Laws and has registered or, prior to any issuance or sale of the Contracts, will register each Account as a unit investment trust in accordance with the provisions of the 1940 Act to serve as a segregated investment account for the Contracts.

          2.2. The Fund represents and warrants that Fund shares sold pursuant to this Agreement shall be registered under the 1933 Act, duly authorized for issuance and sold in compliance with the laws of the State of New York and all applicable federal and state securities


                                        4
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 laws and that the Fund is and shall remain registered under the 1940 Act. The
 Fund shall amend the Registration Statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares. The Fund shall register and qualify the shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by the Fund or the Underwriter.

          2.3. The Fund represents that it is currently qualified as a Regulated Investment Company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and that it will make every effort to maintain such qualification (under Subchapter M or any successor or similar provision) and that it will notify the Company immediately upon having a reasonable basis for believing that it has ceased to so qualify or that it might not so qualify in the future.

          2.4. The Company represents that the Contracts are currently treated as life insurance policies or annuity insurance contracts, under applicable provisions of the Code and that it will make every effort to maintain such treatment and that it win notify the Fund and the Underwriter immediately upon having a reasonable basis for believing that the Contracts have ceased to be so treated or that they might not be so treated in the future.

          2.5. The Fund currently does not intend to make any payments to finance distribution expenses pursuant to Rule 12b- I under the 1940 Act or otherwise, although it may make such payments in the future. The Fund has adopted a "no fee" or "defensive" Rule 12b- I Plan under which it makes no payments for distribution expenses. To the extent that it decides to finance distribution expenses pursuant to Rule 12b- 1, the Fund undertakes to have a board of trustees, a majority of whom are not interested persons of the Fund, formulate and approve any plan under Rule 12b- I to finance distribution expenses.

          2.6. The Fund makes no representation as to whether any aspect of its operations (including, but not limited to, fees and expenses and investment policies) complies with the insurance laws or regulations of the various states except that the Fund represents that the Fund's investment policies, fees and expenses are and shall at all times remain in compliance with the laws of the State of New York and the Fund and the Underwriter represent that their respective operations are and shall at all times remain in material compliance with the laws of the State of New York to the extent required to perform this Agreement.

          2.7. The Underwriter represents and warrants that it is a member in good standing of the NASD and is registered as a broker-dealer with the SEC. The Underwriter further represents that it will sell and distribute the Fund shares in accordance with the laws of the State of New York and all applicable state and federal securities laws, including without limitation the 1933 Act, the 1934 Act, and the 1940 Act.

          2.8. The Fund represents that it is lawfully organized and validly existing under the laws of the Commonwealth of Massachusetts and that it does and will comply in all material respects with the 1940 Act.


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          2.9. The Underwriter represents and warrants that the Adviser is and shall remain duly registered in all material respects under all applicable federal and state securities laws and that the Adviser shall perform its obligations for the Fund in compliance in all material respects with the laws of the State of New York and any applicable state and federal securities laws.

          2. 10. The Fund and Underwriter represent and warrant that all of their directors, officers, employees, investment advisers, and other individual entities dealing with the money and/or securities of the Fund are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Fund in an amount not less than the minimal coverage as required currently by Rule 17g-(I) of the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid Bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company. The Fund and the Underwriter agree to make all reasonable efforts to see that this bond or another bond containing these provisions is always in effect, and agree to notify the Company immediately in the event that such coverage no longer applies.

          2.11. The Company represents and warrants that all of its directors, officers, employees, investment advisers, and other individuals/entities dealing with the money and/or securities of the Fund are covered by a blanket fidelity bond or similar coverage for the benefit of the Fund, and that said bond is issued by a reputable bonding company, includes coverage for larceny and embezzlement, and is in an amount not less than $5 million. The Company agrees to make all reasonable efforts to see that this bond or another bond containing these provisions is always in effect, and agrees to notify the Fund and the Underwriter in the event that such coverage no longer applies.

             ARTICLE III. PROSPECTUSES AND PROXY STATEMENTS-, VOTING

          3. 1. The Underwriter shall provide the Company with as many printed copies of the Fund's current prospectus and Statement of Additional Information as the Company may reasonably request. If requested by the Company in lieu thereof, the Fund shall provide camera ready film containing the Fund's prospectus and Statement of Additional Information, and such other assistance as is reasonably necessary in order for the Company once each year (or more frequently if the prospectus and/or Statement of Additional Information for the Fund is amended during the year) to have the prospectus for the Contracts and the Fund's prospectus printed together in one document, and to have the Statement of Additional Information for the Fund and the Statement of Additional Information for the Contracts printed together in one document. Alternatively, the Company may print the Fund's prospectus and/or its Statement of Additional Information in combination with other fund companies' prospectuses and statements of additional information. Except as provided in the following three sentences, all expenses of printing and distributing Fund prospectuses and Statements of Additional Information shall be the expense of the Company. For prospectuses and Statements of Additional Information provided by the Company to its existing owners of Contracts in order to update disclosure as required by the 1933 Act and/or the 1940 Act, the cost of printing shall be borne by the Fund. If the Company chooses to receive camera-ready film in lieu of receiving printed copies of the Fund's prospectus, the Fund

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 will reimburse the Company in an amount equal to the product of A and B where A is the number of such prospectuses distributed to owners of the Contracts, and B is the Fund's per unit cost of typesetting and printing the Fund's prospectus. The same procedures shall be followed with respect to the Fund's Statement of Additional Information.

          The Company agrees to provide the Fund or its designee with such information as may be reasonably requested by the Fund to assure that the Fund's expenses do not include the cost of printing any prospectuses or Statements of Additional Information other than those actually distributed to existing owners of the Contracts.

          3.2. The Fund's prospectus shall state that the Statement of Additional Information for the Fund is available from the Underwriter or the Company (or in the Fund's discretion, the Prospectus shall state that such Statement is available from the Fund).

          3.3. The Fund, at its expense, shall provide the Company with copies of its proxy statements, reports to shareholders, and other communications (except for prospectuses and Statements of Additional Information, which are covered in Section 3. 1) to shareholders in such quantity as the Company shall reasonably require for distributing to Contract owners.

          3.4. If and to the extent required by law the Company shall:

               (i)   solicit voting instructions from Contract owners;

               (ii) vote the Fund shares in accordance with instructions received from Contract owners; and

               (iii) vote Fund shares for which no instructions have been received in a particular separate account in the same proportion as Fund shares of such portfolio for which instructions have been received in that separate account,

 so long as and to the extent that the Securities and Exchange Commission continues to interpret the 1940 Act to require pass-through voting privileges for variable contract owners. The Company reserves the right to vote Fund shares held in any segregated asset account in its own right, to the extent permitted by law. Participating Insurance Companies shall be responsible for assuring that each of their separate accounts participating in the Fund calculates voting privileges in a manner consistent with the standards set forth on Schedule B attached hereto and incorporated herein by this reference, which standards will also be provided to the other Participating Insurance Companies.

          3.5. The Fund will comply with all provisions of the 1940 Act requiring voting by shareholders, and in particular the Fund will either provide for annual meetings or comply with Section 16(c) of the 1940 Act (although the Fund is not one of the trusts described in Section 16(c) of that Act) as well as with Sections 16(a) and, if and when applicable, 16(b). Further, the Fund will act in accordance with the Securities and Exchange Commission's interpretation of the requirements of Section 16(a) with respect to periodic elections of trustees and with whatever rules the Commission may promulgate with respect thereto.

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                   ARTICLE IV. Sales MATERIAL AND INFORMATION

          4. 1. The Company shall furnish, or shall cause to be furnished, to the Fund or its designee, each piece of sales literature or other promotional material in which the Fund or its investment adviser or the Underwriter is named, at least ten Business Days prior to its use. No such material shall be used if the Fund or its designee reasonably objects to such use within ten Business Days after receipt of such material.

          4.2. The Company shall not give any information or make any representations or statements on behalf of the Fund or concerning the Fund in connection with the sale of the Contracts other than the information or representations contained in the registration statement or prospectus for the Fund shares, as such registration statement and prospectus may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved by the Fund or its designee or by the Underwriter, except with the permission of the Fund or the Underwriter or the designee of either.

          4.3. The Fund, Underwriter, or its designee shall furnish, or shall cause to be furnished, to the Company or its designee, each piece of sales literature or other promotional material in which the Company and/or its separate account(s), is named at least ten Business Days prior to its use. No such material shall be used if the Company or its designee reasonably objects to such use within ten Business Days after receipt of such material.

          4.4. The Fund and the Underwriter shall not give any information or make any representations on behalf of the Company or concerning the Company, each Account, or the Contracts other than the information or representations contained in a registration statement or prospectus for the Contracts, as such registration statement and prospectus may be amended or supplemented from time to time, or in published reports for each Account which are in the public domain or approved by the Company for distribution to Contract owners, or in sales literature or other promotional material approved by the Company or its designee, except with the permission of the Company.

          4.5. The Fund will provide to the Company at least one complete copy of all registration statements, prospectuses, Statements of Additional Information, reports, proxy statements, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Fund or its shares, within 30 days of the filing of such document with the Securities and Exchange Commission or other regulatory authorities.

          4.6. The Company will provide to the Fund at least one complete copy of all registration statements, prospectuses, Statements of Additional Information, reports, solicitations for voting instructions, sales literature and other promotional materials, applications for exemptions, requests for no action letters, and all amendments to any of the above, that relate to

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 the Contracts or each Account and their investment in the Fund, within 30 days of the filing of such document with the SEC or other regulatory authorities.

          4.7. For purposes of this Article IV, the phrase "sales literature or other promotional material" includes, but is not limited to, any of the following that refer to the Fund or any affiliate of the Fund: advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media), sales literature (I.E., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, and registration statements, prospectuses, Statements of Additional Information, shareholder reports, and proxy materials and any other material constituting sales literature or advertising under NASD rules, the 1940 Act or the 1933 Act.

                          ARTICLE V. FEES AND EXPENSES

          5. 1. The Fund and Underwriter shall pay no fee or other compensation to the Company under this agreement, except that if the Fund or any Portfolio adopts and implements a plan pursuant to Rule 12b- I to finance distribution expenses, then the Underwriter may make payments to the Company or to the underwriter for the Contracts if and in amounts agreed to by the Underwriter in writing and such payments will be made out of existing fees otherwise payable to the Underwriter, past profits of the Underwriter or other resources available to the Underwriter. No such payments shall be made directly by the Fund. Currently, no such payments are contemplated.

          5.2. All expenses incident to performance by the Fund under this Agreement shall be paid by the Fund. The Fund shall see to it that all its shares are registered and authorized for issuance in accordance with applicable federal law and, if and to the extent deemed advisable by the Fund, in accordance with applicable state laws prior to their sale. The Fund shall bear the expenses for the cost of registration and qualification of the Fund's shares, preparation and filing of the Fund's prospectus and registration statement, proxy materials and reports, setting the prospectus in type, setting in type and printing the proxy materials and reports to shareholders (including the costs of printing a prospectus that constitutes an annual report), the preparation of all statements and notices required by any federal or state law, and all taxes on the issuance or transfer of the Fund's shares.

          5.3. The Company shall bear the expenses of distributing the Fund's prospectus, proxy materials and reports to owners of Contracts issued by the Company.

ARTICLE VI. DIVERSIFICATION

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          6. 1. The Fund will at all times invest money from the Contracts in such a manner as to ensure that the Contracts will be treated as variable contracts under the Code and the regulations issued thereunder. Without limiting the scope of the foregoing, the Fund will at all times comply with Section 8 17(h) of the Code and Treasury Regulation 1.817-5, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts and any amendments or other modifications to such Section or Regulations. In the event of a breach of this Article VI by the Fund, it will take all reasonable steps (a) to notify Company of such breach and (b) to adequately diversify the Fund so as to achieve compliance within the grace period afforded by Regulation 1.817-5.

                        ARTICLE VII. POTENTIAL CONFLICTS

          7. 1. The Board will monitor the Fund for the existence of any material irreconcilable conflict between the interests of the contract owners of all separate accounts investing in the Fund. An irreconcilable material conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of any Portfolio are being managed; (e) a difference in voting instructions given by variable annuity contract and variable life insurance contract owners; or (f) a decision by an insurer to disregard the voting instructions of contract owners. The Board shall promptly inform the Company if it determines that an irreconcilable material conflict exists and the implications thereof.

          7.2. The Company will report any potential or existing conflicts of which it is aware to the Board. The Company will assist the Board in carrying out its responsibilities under the Shared Funding Exemptive Order, by providing the Board with all information reasonably necessary for the Board to consider any issues raised. This includes, but is not limited to, an obligation by the Company to inform the Board whenever contract owner voting instructions are disregarded.

          7.3. If it is determined by a majority of the Board, or a majority of its disinterested trustees, that a material irreconcilable conflict exists, the Company and other Participating Insurance Companies shall, at their expense and to the extent reasonably practicable (as determined by a majority of the disinterested trustees), take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict, up to and including: (1), withdrawing the assets allocable to some or all of the separate accounts from the Fund or any Portfolio and reinvesting such assets in a different investment medium, ~ including (but not limited to) another Portfolio of the Fund, or submitting the question whether such segregation should be implemented to a vote of all affected Contract owners and, as appropriate, segregating the assets of any appropriate group (i.e., annuity contract owners, life insurance contract owners, or variable contract owners of one or more Participating Insurance Companies) that votes in favor of such

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 segregation, or offering to the affected contract owners the option of making such a change; and (2), establishing a new registered management investment company or managed separate account.

          7.4. If a material irreconcilable conflict arises because of a decision by the Company to disregard contract owner voting instructions and that decision represents a minority position or would preclude a majority vote, the Company may be required, at the Fund's election, to withdraw the affected Account's investment in the Fund and terminate this Agreement with respect to such Account; provided, however that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board. Any such withdrawal and termination must take place within six (6) months after the Fund gives written notice that this provision is being implemented, and until the end of that six month period the Underwriter and Fund shall continue to accept and implement orders by the Company for the purchase (and redemption) of shares of the Fund.

          7.5. If a material irreconcilable conflict arises because a particular state insurance regulator's decision applicable to the Company conflicts with the majority of other state regulators, then the Company will withdraw the affected Account's investment in the Fund and terminate this Agreement with respect to such Account within six months after the Board informs the Company in writing that it has determined that such decision has created an irreconcilable material conflict; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board. Until the end of the foregoing six month period, the Underwriter and Fund shall continue to accept and implement orders by the Company for the purchase (and redemption) of shares of the Fund.

          7.6. For purposes of Sections 7.3 through 7.6 of this Agreement, a majority of the disinterested members of the Board shall determine whether any proposed action adequately remedies any irreconcilable material conflict, but in no event will the Fund be required to establish a new funding medium for the Contracts. The Company shall not be required by Section 7.3 to establish a new funding medium for the Contracts if an offer to do so has been declined by vote of a majority of Contract owners materially adversely affected by the irreconcilable material conflict. In the event that the Board determines that any proposed action does not adequately remedy any irreconcilable material conflict, then the Company will withdraw the Account's investment in the Fund and terminate this Agreement within six (6) months after the Board informs the Company in writing of the foregoing determination, provided, however, that such withdrawal and termination shall be limited to the extent required by any such material irreconcilable conflict as detennined by a majority of the disinterested members of the Board.

          7.7. If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Shared Funding Exemptive Order) on terms and conditions materially different from those contained in the Shared Funding Exemptive Order, then (a) the Fund and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rules 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable; and (b) Sections 3.4, 3.5, 7. 1,


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 7.2, 7.3, 7.4, and 7.5 of this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in such Rule(s) as so amended or adopted.

                          ARTICLE VIII. INDEMNIFICATION

                      8. 1. INDEMNIFICATION BY THE COMPANY

          8. 1 (a). The Company agrees to indemnify and hold harmless the Fund and each trustee of the Board and officers and each person, if any, who controls the Fund within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8. 1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or litigation (including reasonable legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund's shares or the Contracts and:

                    (i) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the Registration Statement or prospectus for the Contracts or contained in the Contracts or sales literature for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Fund for use in the Registration Statement or prospectus for the Contracts or in the Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

                    (ii) arise out of or as a result of any untrue statements or representations (other than statements or representations contained in the Registration Statement, prospectus or sales literature of the Fund not supplied by the Company, or persons under its control) or willful misfeasance, bad faith, or gross negligence of the Company or persons under its control, with respect to the sale or distribution of the Contracts or Fund Shares; or

                    (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, prospectus, or sales literature of the Fund or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon information furnished to the Fund by or on behalf of the Company; or

                    (iv) arise as a result of any failure by the Company to provide the services and furnish the materials under the terms of this Agreement; or

                    (v) arise out of or result from any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach of this Agreement by the Company, as limited by and in accordance with the provisions of Sections 8. 1 (b) and 8. 1 (c) hereof.

          8. 1 (b). The Company shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement or to the Fund, whichever is applicable.

          8. 1 (c). The Company shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Company in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Company of. any such claim shall not relieve the Company from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Company shall be entitled to participate, at its own expense, in the defense of such action. The Company also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Company to such party of the Company's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Company will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

          8. 1 (d). The Indemnified Parties will promptly notify the Company of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund Shares or the Contracts or the operation of the Fund.

          8.2. INDEMNIFICATION BY THE UNDERWRITER

          8.2(a). The Underwriter agrees to indemnify and hold harmless the Company and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Underwriter) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund's shares or the Contracts and:

          (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or prospectus or sales literature of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Underwriter or Fund by or on behalf of the Company for use in the Registration Statement or prospectus for the Fund or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

          (ii) arise out of or as a result of any untrue statements or representations (other than statements or representations contained in the Registration Statement, prospectus or sales literature for the Contracts not supplied by the Underwriter or persons under its control) or willful misfeasance, bad faith, or gross negligence of the Fund, Adviser or Underwriter or persons under their control, with respect to the sale or distribution of the Contracts or Fund shares; or

          (iii)arise out of any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, prospectus, or sales literature covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Company by or on behalf of the Fund; or

          (iv) arise as a result of any failure by the Fund to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification requirements specified in Article VI of this Agreement); or

          (v) arise out of or result from any material breach of any representation and/or warranty made by the Underwriter in this Agreement or arise out of or result from any other material breach of this Agreement by the Underwriter; as limited by and in accordance with the provisions of Sections 8.2(b) and 8.2(c) hereof.

          8.2(b). The Underwriter shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to each Company or the Account, whichever is applicable.

          8.2(c). The Underwriter shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Underwriter in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Underwriter of any such claim shall not relieve the Underwriter from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Underwriter will be entitled to participate, at its own expense, in the defense thereof. The Underwriter also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Underwriter to such party of the Underwriter's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Underwriter will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

          8.2(d). The Company agrees promptly to notify the Underwriter of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of the Contracts or the operation of each Account.

                        8.3. INDEMNIFICATION BY THE FUND

          8.3(a). The Fund agrees to indemnify and hold harmless the Company, and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Fund) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements result from the gross negligence, bad faith or willful misconduct of the Board or any member THEREOF, ARC RELATED TO THE OPERATIONS OF THE FUND AND:

          (i) arise as a result of any failure by the Fund to provide the services and furnish the materials under the terms of this Agreement (including a failure to comply with the diversification requirements specified in Article VI of this Agreement); or

          (ii) arise out of or result from any material breach of any representation and/or warranty made by the Fund in this Agreement or arise out of or result from any other material breach of this Agreement by the Fund;

as limited by and in accordance with the provisions of Sections 8.3(b) and 8.3(c) hereof.

          8.3(b). The Fund shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to the Company, the Fund, the Underwriter or each Account, whichever is applicable.

          8.3(c). The Fund shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Fund in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Fund of any such claim shall not relieve the Fund from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Fund will be entitled to participate, at its own expense, in the defense thereof. The Fund also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Fund to such party of the Fund's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Fund will not be liable to such party under this Agreement for any legal of other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

          8.3(d). The Company and the Underwriter agree promptly to notify the Fund of the commencement of any litigation or proceedings against it or any of its respective officers or directors in connection with this Agreement, the issuance or sale of the Contracts, with respect to the operation of either Account, or the sale or acquisition of shares of the Fund.



                           ARTICLE IX. APPLICABLE LAW

          9. 1. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the Commonwealth of Massachusetts.

          9.2. This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the Securities and Exchange Commission may grant (including, but not limited to, the Shared Funding Exemptive Order) and the terms hereof shall be interpreted and construed in accordance therewith.

                             ARTICLE X. Termination

          10.1. This Agreement shall continue in full force and effect until the first to occur of:

          (a) termination by any party for any reason by six months advance written notice delivered to the other parties; or

          (b) termination by the Company by written notice to the Fund and the Underwriter with respect to any Portfolio based upon the Company's determination that shares of such Portfolio are not reasonably available to meet the requirements of the Contracts; or

          (c) termination by the Company by written notice to the Fund and the Underwriter with respect to any Portfolio in the event any of the Portfolio's shares are not registered, issued or sold in accordance with applicable state and/or federal law or such law precludes the use of such shares as the underlying investment media of the Contracts issued or to be issued by the Company; or

          (d) termination by the Company by written notice to the Fund and the Underwriter with respect to any Portfolio in the event that such Portfolio ceases to qualify as a Regulated Investment Company under Subchapter M of the Code or under any successor or similar provision, or if the Company reasonably believes that the Fund may fail to so qualify; or

          (e) termination by the Company by written notice to the Fund and the Underwriter with respect to any Portfolio in the event that such Portfolio fails to meet the diversification requirements specified in Article VI hereof; or

          (f) termination by either the Fund or the Underwriter by written notice to the Company, if either one or both of the Fund or the Underwriter respectively, shall determine, in their sole judgment exercised in good faith, that the Company and/or its affiliated companies has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity; or

          (g) termination by the Company by written notice to the Fund and the Underwriter, if the Company shall determine, in its sole judgment exercised in good faith, that either the Fund or the Underwriter has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity; or

          (h) the requisite vote of the Contract owners having an interest in a Portfolio (unless otherwise required by applicable law) and written approval of the Company, to substitute the shares of another investment company for the corresponding shares of a Portfolio in accordance with the terms of the Contracts; or

          (i) at the option of the Fund, upon institution of formal proceedings against the Company by the NASD, the SEC, the insurance commission of any state or any other regulatory body regarding the Company's duties under this Agreement or related to the sale of the Contracts, the operation of the Account, the administration of the Contracts or the purchase of Fund shares, or an expected or anticipated ruling, judgment or outcome which would, in the Fund's reasonable judgment, materially impair the Company's ability to perform the Company's obligations and duties hereunder; or

               at the option of the Company, upon institution of formal proceedings against the Fund, the Underwriter, the Fund's investment adviser or any sub-adviser, by the NASD, the SEC, or any state securities or insurance commission or any other regulatory body regarding the duties of the Fund or the Underwriter under this Agreement, or an expected or anticipated ruling, judgment or outcome which would, in the Company's reasonable judgment, materially impair the Fund's or the Underwriter's ability to perform the Fund's or the Underwriter's obligations and duties hereunder; or

          (k) at the option of the Company, upon institution of formal proceedings against the Fund's investment adviser of any sub-adviser by the NASD, the SEC, or any state securities or insurance commission or any other regulatory body which would, in the good faith opinion of the Company, result in material harm to the Accounts, the Company or Contract owners.

          10.2. EFFECT OF TERMINATION. Notwithstanding any termination of this Agreement, the Fund and the Underwriter shall at the option of the Company, continue to make available additional shares of the Fund pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing Contracts"). Specifically, without limitation, the owners of the Existing Contracts shall be permitted to reallocate investments in the Fund, redeem investments in the Fund and/or invest in the Fund upon the making of additional purchase payments under the Existing Contracts. The parties agree that this
Section 10.2 shall
not apply to any terminations under Article VII and the effect of such Article VII terminations shall be governed by Article VII of this Agreement.

          10.3 The Company shall not redeem Fund shares attributable to the Contracts (as opposed to Fund shares attributable to the Company's assets held in the Account) except (i) as necessary to implement Contract Owner initiated or approved transactions, or (ii) as required by state and/or federal laws or regulations or judicial or other legal precedent of general application (hereinafter referred to as a "Legally Required Redemption") or (iii) as permitted by an order of the SEC pursuant to Section 26(b) of the 1940 Act. Upon request, the Company will promptly furnish to the Fund and the Underwriter the opinion of counsel for the Company (which counsel shall be reasonably satisfactory to the Fund and the Underwriter) to the effect that any redemption pursuant to clause (ii) above is a Legally Required Redemption. Furthermore, except in cases where permitted under the terms of the Contracts, the Company shall not prevent Contract Owners from allocating payments to a Portfolio that was otherwise available under the Contracts without first giving the Fund or the Underwriter 90 days notice of its intention to do so.

          10.4 Notwithstanding any other provision of this Agreement, each party's obligation under Article VII to indemnify the other parties shall survive termination of this Agreement, to the extent that the events giving rise to the obligation to indemnify the other party occurred prior to the date of termination

                               ARTICLE XI. NOTICES

          Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.


     If to the Fund:
          82 Devonshire Street
          Boston, Massachusetts 02109
          Attention: Treasurer


     If to the Company:
          Lincoln Life & Annuity Company of New York
          120 Madison Street
          17th Floor
          Syracuse, New York 13202
          Attention: Phil Holstein

     If to the Underwriter:
          82 Devonshire Street
          Boston, Massachusetts 02109
          Attention: Treasurer

                           ARTICLE XII. MISCELLANEOUS

          12.1 All persons dealing with the Fund must look solely to the property of the Fund for the enforcement of any claims against the Fund as neither the Board, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Fund.

          12.2 Subject to the requirements of legal process and regulatory authority, each party hereto shall treat as confidential the names and addresses of the owners of the Contracts and all information reasonably identified as confidential in writing by any other party hereto and, except as permitted by this Agreement, shall not disclose, disseminate or utilize such names and addresses and other confidential information until such time as it may come into the public domain without the express written consent of the affected party.

          12.3 The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

          12.4 This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

          12.5 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

          12.6 Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby. Notwithstanding the generality of the foregoing, each party hereto further agrees to furnish the New York Insurance Commissioner with any non-privileged information or reports in connection with services provided under this Agreement which such Commissioner may request in order to ascertain whether the insurance operations of the Company are being conducted in a manner consistent with the New York Insurance Regulations and any other applicable law or regulations.

          12.7 The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

          12.8. This Agreement or any of the rights and obligations hereunder may not be assigned by any party without the prior written consent of all parties hereto; provided, however, that the Underwriter may assign this Agreement or any rights or obligations hereunder to any affiliate of or company under common control with the Underwriter, if such assignee is duly licensed and registered to perform the obligations of the Underwriter under this Agreement.

          IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.



          LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK


          By: /s/ Philip L. Holstein

          Name: Philip L. Holstein

          Title: President



          VARIABLE INSURANCE PRODUCTS FUND

          By: /s/ J. Gary Burkhead

                 J. Gary Burkehead
                 Senior Vice President



          FIDELITY DISTRIBUTORS CORPORATION

          By: /s/ Neal Litvack

                 Neal Litvack
                 President

                                   SCHEDULE A
                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

Name of Separate Account and             Policy Form Numbers of Contracts Funded
Date Established by Board of Directors   By Separate Account

Lincoln Life & Annuity Variable          GAC96-1 11
Annuity Account L                        GAC91-101

                                   SCHEDULE B
                             PROXY VOTING PROCEDURE

 The following is a list of procedures and corresponding responsibilities for the handling of proxies relating to the Fund by the Underwriter, the Fund and the Company. The defined terms herein shall have-the meanings assigned in the Participation Agreement except that the term "Company" shall also include the department or third party assigned by the Insurance Company to perform the steps delineated below.

1. The number of proxy proposals is given to the Company by the Underwriter as early as possible before the date set by the Fund for the shareholder meeting to facilitate the establishment of tabulation procedures. At this time the Underwriter will inform the Company of the Record, Mailing and Meeting dates. This will be done in writing approximately two months before meeting.

2. Promptly after the Record Date, the Company will perform a "tape run", or other activity, which will generate the names, addresses and number of units which are attributed to each contractowner/policyholder (the "Customer") as of the Record Date. Allowance should be made for account adjustments made after this date that could affect the status of the Customers' accounts as of the Record Date.

     Note: The number of proxy statements is determined by the activities described in Step #2. The Company will use its best efforts to call in the number of Customers to Fidelity, as soon as possible, but no later than two weeks after the Record Date.

3. The Fund's Annual Report no longer needs to be sent to each Customer by the Company either before or together with the Customers' receipt of a proxy statement. Underwriter will provide the last Annual Report to the Company pursuant to the terms of Section 3.3 of the, Agreement to which this Schedule relates.

4. The text and format for the Voting Instruction Cards ("Cards" or "Card") is provided to the Company by the Fund. The Company, at its expense, shall produce and personalize the Voting Instruction Cards. The Legal Department of the Underwriter or its affiliate ("Fidelity Legal") must approve the Card before it is printed. Allow approximately 2-4 business days for printing information on the Cards. Information commonly found on the Cards includes:

          a.   name (legal name as found on account registration)
          b.   address
          c.   Fund or account number
          d.   coding to state number of units
          e. individual Card number for use in tracking and verification of votes (already on Cards as printed by the Fund)

(This and related steps may occur later in the chronological process due to possible uncertainties relating to the proposals.)

5. During this time, Fidelity Legal will develop, produce, and the Fund will pay for the Notice of Proxy and the Proxy Statement (one document). Printed and folded notices and statements will be sent to Company for insertion into envelopes (envelopes and return envelopes are provided and paid for by the Insurance Company). Contents of envelope sent to Customers by Company will include:

          a.   Voting Instruction Card(s)
          b.   One proxy notice and statement (one document)
          c. return envelope (postage pre-paid by Company) addressed to the Company or its tabulation agent
          d. "urge buckslip" - optional, but recommended. (This is a small, single sheet of paper that requests Customers to vote as quickly as possible and that their vote is important. One copy will be supplied by the Fund.)
          e. cover letter - optional, supplied by Company and reviewed and approved in advance by Fidelity Legal.

6. The above contents should be received by the Company approximately 3-5 business days before mail date. Individual in charge at Company reviews and approves the contents of the mailing package to ensure correctness and completeness. Copy of this approval sent to Fidelity Legal.

7.   Package mailed by the Company.
          *The Fund must allow at least a 15-day
           solicitation time to the Company as the shareowner. (A 5-week period is recommended.) Solicitation time is calculated as calendar days from (but NOT including) the meeting, counting backwards.

8. Collection and tabulation of Cards begins. Tabulation usually takes place in another department or another vendor depending on process used. An often used procedure is to sort Cards on arrival by proposal into vote categories of all yes, no, or mixed replies, and to begin data entry.

     Note: Postmarks are not generally needed. A need for postmark information would be due to an insurance company's internal procedure and has not been required by Fidelity in the past.

9. Signatures on Card checked against legal name on account registration which was printed on the Card.

     Note: For Example, If the account registration is under "Bertram C. Jones, Trustee," then that is the exact legal name to be printed on the Card and is the signature needed on the Card.

10. If Cards are mutilated, or for any reason are illegible or are not signed properly, they are considered to be NOT RECEIVED for purposes of vote tabulation. Any Cards that have "kicked out" (e.g. mutilated, illegible) of the procedure are "hand verified," i.e., examined as to why they did not complete the system. Any questions on those Cards are usually remedied individually

11. There are various control procedures used to ensure proper tabulation of votes and accuracy of that tabulation. The most prevalent is to sort the Cards as they first arrive into categories depending upon their vote; an estimate of how the vote is progressing may then be calculated. If the initial estimates and the actual vote do not coincide, then an internal audit of that vote should occur. This may entail a recount.

12. The actual tabulation of votes is done in units which is then converted to shares. (It is very important that the Fund receives the tabulations stated in terms of a percentage and the number OF SHARES.) Fidelity Legal must review and approve tabulation format.

13. Final tabulation in shares is verbally given by the Company to Fidelity Legal on the morning of the meeting not later than 10:00 a.m. Boston time. Fidelity Legal may reasonably request an earlier deadline if required to calculate the vote in time for the meeting.

14. A Certification of Mailing and Authorization to Vote Shares will be required from the Company as well as an original copy of the final vote. Fidelity Legal will provide a standard form for each Certification.

15. The Company will be required to box and archive the Cards received from the Customers. In the event that any vote is challenged or if otherwise necessary for legal, regulatory, or accounting purposes, Fidelity Legal will be permitted reasonable access to such Cards.

16. All arrangements, approvals and "signing-off 'may be done orally, but must always be followed up in writing.

                                   SCHEDULE C

Other investment companies currently available under variable annuities or variable life insurance issued by the Company:

Dreyfus Stock Index Fund
Dreyfus Variable Investment Fund: Small Cap Portfolio

Twentieth Century's TCI Portfolios, Inc.
     TCI Growth
     TCI Balanced

T. Rowe Price International Series, Inc.

Calvert Responsibly Invested Balanced Portfolio

                                   SCHEDULE A
                         AMENDED AS OF FEBRUARY 15, 2000

                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

                                    Form Numbers of Contracts
Name of Separate Account            Funded by Separate Account      Fidelity Fund (Class)
------------------------            --------------------------      -----------------------
Lincoln Life & Annuity Variable     GAC96-111                       Growth - Initial
Annuity Account L                   GAC91-101                       Equity-Income - Initial


Lincoln Life & Annuity Flexible     LN615NY - LNY                   Equity-Income - Initial
Premium Variable Life Account M


Lincoln New York Account N          AN426NY                         Equity-Income - Initial
for Variable Annuities                                              Growth - Initial
                                                                    Overseas - Initial

                                   SCHEDULE C
                         AMENDED AS OF FEBRUARY 15, 2000


Other investment companies currently available under variable annuities or variable life insurance issued by the Company:


AIM Variable Insurance Funds, Inc.

Alliance Variable Products Series Fund

American Variable Insurance Series (AVIS)

BT Insurance Funds Trust

Calvert Responsibly Invested Balanced Portfolio

Delaware Group Premium Fund

Dreyfus Stock Index Fund

Dreyfus Variable Investment Fund:  Small Cap Portfolio

Liberty Variable Investment Trust

Lincoln National

MFS Variable Insurance Trust

T. Rowe Price International Series, Inc.

Templeton Variable Products Series Fund

Twentieth Century's TCI Portfolios, Inc.
         TCI Growth
         TCI Balanced

         IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to Schedules A and C to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.



Date                                      LINCOLN LIFE & ANNUITY
    --------------------------            COMPANY OF NEW YORK

                                          By:
                                                --------------------------------
                                          Name:   Troy D. Panning
                                          Title:  CFO/2nd Vice-President


Date                                      VARIABLE INSURANCE PRODUCTS FUNDS
    --------------------------
                                          By:
                                                 -------------------------------
                                          Name:
                                                 -------------------------------
                                          Title:
                                                 -------------------------------


Date                                      FIDELITY DISTRIBUTORS CORPORATION
    --------------------------
                                          By:
                                                 -------------------------------
                                          Name:
                                                 -------------------------------
                                          Title:
                                                 -------------------------------

                                   SCHEDULE A
                            AMENDED AS OF MAY 1, 2000

                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

                                    Form Numbers of Contracts
Name of Separate Account            Funded by Separate Account      Fidelity Fund (Class)
------------------------            --------------------------      -----------------------
Lincoln Life & Annuity Variable     GAC96-111; GAC91-101            Growth - Initial
Annuity Separate Account L          (GVA I, II, III)                Equity-Income - Initial


Lincoln Life & Annuity Flexible     LN615NY - LNY                   Equity-Income - Initial
Premium Variable Life Account M     (VUL I)

                                    LN660NY                         Growth - Service
                                    (VUL)                           High Income - Service

Lincoln New York Separate           AN426NY                         Equity-Income - Initial
Account N for Variable Annuities    (ChoicePlus)                    Growth - Initial
                                                                    Overseas - Initial

LLANY Separate Account R for        LN650                           Growth - Service
Flexible Premium Variable           (SVUL)                          High Income - Service
Life Insurance
                                    LN655                           Growth - Service
                                    (SVUL II)                       High Income - Service

LLANY Separate Account S for        LN920NY                         Growth - Service
Flexible Premium Variable           (CVUL)                          High Income - Service
Life Insurance                                                      Overseas - Service

                                    LN925                           Growth - Service
                                    (CVUL Series III)               High Income - Service
                                                                    Overseas - Service

                                   SCHEDULE C
                            AMENDED AS OF MAY 1, 2000

Other investment companies currently available under variable annuities or variable life insurance issued by the Company:


AIM Variable Insurance Funds, Inc.

Alliance Variable Products Series Fund

American Century Variable Products Group, Inc.

American Variable Insurance Series (AVIS)

Baron Capital Funds Trust

BT Insurance Funds Trust

Calvert Responsibly Invested Balanced Portfolio

Delaware Group Premium Fund

Dreyfus Stock Index Fund

Dreyfus Variable Investment Fund:  Small Cap Portfolio

Janus Aspen Series

Liberty Variable Investment Trust

Lincoln National Funds

MFS Variable Insurance Trust

Neuberger&Berman Advisers Management Trust

OCC Accumulation Trust

Oppenheimer Funds

T. Rowe Price International Series, Inc.

Templeton Variable Products Series Fund

Twentieth Century's TCI Portfolios, Inc.
         TCI Growth
         TCI Balanced

         IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to Schedules A and C to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.


Date                                      LINCOLN LIFE & ANNUITY
    --------------------------            COMPANY OF NEW YORK

                                          By:   /s/ Troy D. Panning
                                                --------------------------------
                                          Name:   Troy D. Panning
                                          Title:  CFO/2nd Vice-President


Date                                      VARIABLE INSURANCE PRODUCTS FUNDS
    --------------------------
                                          By:    /s/ Robert C. Pozen
                                                 -------------------------------
                                          Name:  Robert C. Pozen
                                                 -------------------------------
                                          Title: Senior Vice President
                                                 -------------------------------


Date                                      FIDELITY DISTRIBUTORS CORPORATION
    --------------------------
                                          By:    /s/ Kevin J. Kelly
                                                 -------------------------------
                                          Name:  Kevin J. Kelly
                                                 -------------------------------
                                          Title: Vice President
                                                 -------------------------------

                           PARTICIPATION AGREEMENT
                           -----------------------

                                    Among

                     VARIABLE INSURANCE PRODUCTS FUND II,
                     ------------------------------------

                      FIDELITY DISTRIBUTORS CORPORATION
                      ---------------------------------

                                     and

                 LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                 ------------------------------------------


                 THIS AGREEMENT, made and entered into as of the 1st day of September, 1996, by and among LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK, (hereinafter the "Company"), a New York corporation, on its own behalf and on behalf of each segregated asset account of the Company set forth on Schedule A hereto as may be amended from time to time (each such account hereinafter referred to as the "Account"), and the VARIABLE INSURANCE PRODUCTS FUND 11, an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter the "Fund") and FIDELITY DISTRIBUTORS CORPORATION (hereinafter the "Underwriter"), a Massachusetts corporation.

                 WHEREAS, the Fund engages in business as an open-end management investment company and is available to act as the investment vehicle for separate accounts established for variable life insurance policies and variable annuity contracts (collectively, the "Variable Insurance Products") to be offered by insurance companies which have entered into participation agreements with the Fund and the Underwriter (hereinafter "Participating Insurance Companies"); and

                 WHEREAS, the beneficial interest in the Fund is divided into several series of shares, each representing the interest in a particular managed portfolio of securities and other assets, any one of more of which may be made available under this Agreement, as may be amended from time to time by mutual agreement of the parties hereto (each such series hereinafter referred to as a "Portfolio"); and

                 WHEREAS, the Fund filed with the Securities and Exchange Commission (the "SEC") a registration statement on Form N- I A and the SEC has declared effective said registration statement; and

                 WHEREAS, the Fund has obtained an order from the SEC, dated September 17, 1986 (File No. 812-6422), granting Participating Insurance Companies and variable annuity and variable life insurance separate accounts exemptions from the provisions of sections 9(a), 13(a), 15(a), and 15(b) of the Investment Company Act of 1940, as amended, (hereinafter the "1940

Act") and Rules 6e-2(b) (15) and 6e-3(T) (b) (15) thereunder, to the extent necessary to permit shares of the Fund to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated life insurance companies (hereinafter the "Shared Funding Exemptive Order"); and

                 WHEREAS, the Fund is registered as an open-end management investment company under the 1940 Act and its shares are registered under the Securities Act of 1933, as amended (hereinafter the " 1933 Act"); and

                 WHEREAS, Fidelity Management & Research Company (the "Adviser") is duly registered as an investment adviser UNDER THE FEDERAL INVESTMENT Advisers Act of 1940 and any applicable state securities law; and

                 WHEREAS, the Company has registered or will register certain variable life insurance and variable annuity contracts under the 1933 Act; and

                 WHEREAS, each Account is a duly organized, validly existing segregated asset account, established by resolution of the Board of Directors of the Company, on the date shown for such Account on Schedule A hereto, to set aside and invest assets attributable to the aforesaid variable annuity contracts; and

                 WHEREAS, the Company has registered or will register each Account as a unit investment trust under the 1940 Act; and

                 WHEREAS, the Underwriter is registered as a broker dealer with the SEC under the Securities Exchange Act of 1934, as amended, (hereinafter the " 1934 Act"), and is a member in good standing of the National Association of Securities Dealers, Inc. (hereinafter "NASD"); and

                 WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase shares in the Portfolios on behalf of each Account to fund certain of the aforesaid variable life and variable annuity contracts and the Under-writer is authorized to sell such shares to unit investment trusts such as each Account at net asset value;

                 NOW, THEREFORE, in consideration of their mutual promises, the Company, the Fund and the Underwriter agree as follows:

ARTICLE 1. SALE OF FUND SHARES
           -------------------

                 I.I. The Underwriter agrees to sell to the Company those shares of the Fund which each Account orders, executing such orders on a daily basis at the net asset value next computed after receipt by the Fund or its designee of the order for the shares of the Fund. For purposes of this Section
1. 1, the Company shall be the designee of the Fund for receipt of such orders from each Account and receipt by such designee shall constitute receipt by the Fund; provided that the

Fund receives notice of such order by 9:30 a.m. Boston time on the next following Business Day. "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which the Fund calculates its net asset value pursuant to the rules of the Securities and' Exchange Commission.

                 1.2. The Fund agrees to make its shares available indefinitely for purchase at the applicable net asset value per share by the Company and its Accounts on those days on which the Fund calculates its net asset value pursuant to rules of the Securities and Exchange Commission and the Fund shall use reasonable efforts to calculate such net asset value on each day which the New York Stock Exchange is open for trading. Notwithstanding the foregoing, the Board of Trustees of the Fund (hereinafter the "Board") may refuse to sell shares of any Portfolio to any person, or suspend or terminate the offering of shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Board acting in good faith and in light of their fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of such Portfolio.

                 1.3. The Fund and the Underwriter agree that shares of the Fund will be sold only to Participating Insurance Companies and their separate accounts. No shares of any Portfolio will be sold to the general public.

                 1.4. The Fund and the Underwriter will not sell Fund shares to any insurance company or separate account unless an agreement containing provisions substantially the same as Articles 1, 111, V, VII and Section 2.5 of
Article 11 of this Agreement is in effect to govern such sales.

                 1.5. The Fund agrees to redeem for cash, on the Company's request, any full or fractional shares of the Fund held by the Company, executing such requests on a daily basis at the net asset value next computed after receipt by the Fund or its designee of the request for redemption. For purposes of this Section 1.5, the Company shall be the designee of the Fund for receipt of requests for redemption from each Account and receipt by such designee shall constitute receipt by the Fund; provided that the Fund receives notice of such request for redemption on the next following Business Day.

                 1.6. The Company agrees that purchases and redemptions of Portfolio shares offered by the then current prospectus of the Fund shall be made in accordance with the provisions of such prospectus. The Company agrees that all net amounts available under the variable annuity contracts with the form number(s) which are listed on Schedule A attached hereto and incorporated herein by this reference, (as such Schedule A may be amended from time to time hereafter by mutual written agreement of all the parties hereto), (the "Contracts") shall be invested in the Fund, in such other Funds advised by the Adviser as may be mutually agreed to in writing by the parties hereto, or in the Company's general account, provided that such amounts may also be invested in investment companies other than the Fund. The Company shall notify the Fund as to which other investment companies are available as investment options under the Contract not later than the time such investment companies are made available to owners of the

Contracts. The investment companies available to Contract owners as of the date of this Agreement are as shown on Schedule C.

                 1.7. The Company shall pay for Fund shares on the next Business Day after an order to purchase Fund shares is made in accordance with the provisions of Section 1. 1 hereof. Payment shall be in federal funds transmitted by wire. For purpose of Section 2. 10 and 2. 11, upon receipt by the Fund of the federal funds so wired, such funds shall cease to be the responsibility of the Company and shall become the responsibility of the Fund.

                 1.8. Issuance and transfer of the Fund's shares will be by book entry only. Stock certificates will not be issued to the Company or any Account. Shares ordered from the Fund will be recorded in an appropriate title for each Account or the appropriate subaccount of each Account.

                 1.9. The Fund shall furnish same day notice (by wire or telephone, followed by written confirmation) to the Company of any income, dividends or capital gain distributions payable on the Fund's shares. The Company hereby elects to receive all such income dividends and capital gain distributions as are payable on the Portfolio shares in additional shares of that Portfolio. The Company reserves the right to revoke this election and to receive all such income dividends and capital gain distributions in cash. The Fund shall notify the Company of the number of shares so issued as payment of such dividends and distributions.

                 1.10. The Fund shall make the net asset value per share for each Portfolio available to the Company on a daily basis as soon as reasonably practical after the net asset value per share is calculated (normally by 6:30 p.m. Boston time) and shall use its best efforts to make such net asset value per share available by 7 p.m. Boston time.

                       ARTICLE 11. REPRESENTATIONS AND WARRANTIES
                                   ------------------------------

                 2.1. The Company represents and warrants that the Contracts are or will be registered under the 1933 Act; that the Contracts will be issued and sold in compliance in all material respects with all applicable Federal and state laws and that the Company will require of every person distributing the Contracts that the Contracts be offered and sold in compliance in all material respects with all applicable Federal and state laws. The Company further represents and warrants that it is an insurance company duly organized and validly existing under applicable law and that it has legally and validly established each Account, prior to any issuance or sale thereof, as a segregated asset account under Section 4240 of the New York Insurance Laws and has registered or, prior to any issuance or sale of the Contracts, will register each Account as a unit investment trust in accordance with the provisions of the 1940 Act to serve as a segregated investment account for the Contracts.

                 2.2. The Fund represents and warrants that Fund shares sold pursuant to this Agreement shall be registered under the 1933 Act, duly authorized for issuance and sold in compliance with the laws of the State of New York and all applicable federal and state securities laws and that the Fund is and shall remain registered under the 1940 Act. The Fund shall amend the Registration Statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares. The Fund shall register and qualify the shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by the Fund or the Underwriter.

                 2.3. The Fund represents that it is currently qualified as a Regulated Investment Company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and that it will make every effort to maintain such qualification (under Subchapter M or any successor or similar provision) and that it will notify the Company immediately upon having a reasonable basis for believing that it has ceased to so qualify or that it might not so qualify in the future.

                 2.4. The Company represents that the Contracts are currently treated as life insurance policies or annuity insurance contracts, under applicable provisions of the Code and that it will make every effort to maintain such treatment and that it will notify the Fund and the Underwriter immediately upon having a reasonable basis for believing that the Contracts have ceased to be so treated or that they might not be so treated in the future.

                 2.5. The Fund currently does not intend to make any payments to finance distribution expenses pursuant to Rule 12b- I under the 1940 Act or otherwise, although it may make such payments in the future. The Fund has adopted a "no fee" or "defensive" Rule 12b- I Plan under which it makes no payments for distribution expenses. To the extent that it decides to finance distribution expenses pursuant to Rule 12b- 1, the Fund undertakes to have a board of trustees, a majority of whom are not interested persons of the Fund, formulate and approve any plan under Rule 12b- I to finance distribution expenses.

                 2.6. The Fund makes no representation as to whether any aspect of its operations (including, but not limited to, fees and expenses and investment policies) complies with the insurance laws or regulations of the various states except that the Fund represents that the Fund's investment policies, fees and expenses are and shall at all times remain in compliance with the laws of the State of New York and the Fund and the Underwriter represent that their respective operations are and shall at all times remain in material compliance with the laws of the State of New York to the extent required to perform this Agreement.

                 2.7. The Underwriter represents and warrants that it is a member in good standing of the NASD and is registered as a broker-dealer with the SEC. The Underwriter further represents that it will sell and distribute the Fund shares in accordance with the laws of the State of New York and all applicable state and federal securities laws, including without limitation the 1933 Act, the 1934 Act, and the 1940 Act.

                 2.8. The Fund represents that it is lawfully organized and validly existing under the laws of the Commonwealth of Massachusetts and that it does and will comply in all material respects with the 1940 Act.

                 2.9. The Underwriter represents and warrants that the Adviser is and shall remain duly registered in all material respects under all applicable federal and state securities laws and that the Adviser shall perform its obligations for the Fund in compliance in all material respects with the laws of the State of New York and any applicable state and federal securities laws.

                 2.10. The Fund and Underwriter represent and warrant that all of their directors, officers, employees, investment advisers, and other individuals/entities dealing with the money and/or securities of the Fund are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Fund in an amount not less than the minimal coverage as required currently by Rule 17g-(I) of the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid Bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company. The Fund and the Underwriter agree to make all reasonable efforts to see that this bond or another bond containing these provisions is always in effect, and agree to notify the Company immediately in the event that such coverage no longer applies.

                 2.11. The Company represents and warrants that all of its directors, officers, employees, investment advisers, and other individuals/entities dealing with the money and/or securities of the Fund are covered by a blanket fidelity bond or similar coverage for the benefit of the Fund, and that said bond is issued by a reputable bonding company, includes coverage for larceny and embezzlement, and is in an amount not less than $5 million. The Company agrees to make all reasonable efforts to see that this bond or another bond containing these provisions is always in effect, and agrees to notify the Fund and the Underwriter in the event that such coverage no longer applies.

                       ARTICLE Ill. PROSPECTUSES AND PROXY STATEMENTS: VOTING
                                    -----------------------------------------

                 3. 1. The Underwriter shall provide the Company with as many printed copies of the Fund's current prospectus and Statement of Additional Information as the Company may reasonably request. If requested by the Company in lieu thereof, the Fund shall provide camera-ready film containing the Fund's prospectus and Statement of Additional Information, and such other assistance as is reasonably necessary in order for the Company once each year (or more frequently if the prospectus and/or Statement of Additional information for the Fund is amended during the year) to have the prospectus for the Contracts and the Fund's prospectus printed together in one document, and to have the Statement of Additional Information for the Fund and the Statement of Additional Information for the Contracts printed together in one document. Alternatively, the Company may print the Fund's prospectus and/or its Statement of Additional Information in combination with other fund companies' prospectuses and statements of additional information. Except as provided in the following three sentences, all expenses of printing and distributing Fund prospectuses and Statements of Additional Information shall be the expense of the Company. For prospectuses and Statements of Additional Information provided by the Company to its existing owners of Contracts in order to update disclosure as required by the 1933 Act and/or the 1940 Act, the cost of printing shall be borne by the Fund. If the Company chooses to receive camera-ready film in lieu of receiving printed copies of the Fund's prospectus, the Fund will reimburse the Company in an amount equal to the product of A and B where A is the number of such prospectuses distributed to owners of the Contracts, and B is the Fund's per unit cost of typesetting and printing the Fund's prospectus. The same procedures shall be followed with respect to the Fund's Statement of Additional Information.

                 The Company agrees to provide the Fund or its designee with such information as may be reasonably requested by the Fund to assure that the Fund's expenses do not include the cost of printing any prospectuses or Statements of Additional Information other than those actually distributed to existing owners of the Contracts.

                 3.2. The Fund's prospectus shall state that the Statement of Additional Information for the Fund is available from the Underwriter or the Company (or in the Fund's discretion, the Prospectus shall state that such Statement is available from the Fund).

                 3.3. The Fund, at its expense, shall provide the Company with copies of its proxy statements, reports to shareholders, and other communications (except for prospectuses and Statements of Additional Information, which are covered in Section 3. 1) to shareholders in such quantity as the Company shall reasonably require for distributing to Contract owners.

                 3.4. If and to the extent required by law the Company shall:

                      (i) solicit voting instructions from Contract owners;

                      (ii) vote the Fund shares in accordance with instructions
                           received from Contract owners; and

                      (iii)vote Fund shares for which no instructions have been
                           received in a particular separate account in the same proportion as Fund shares of such portfolio for which instructions have been received in that separate account,

so long as and to the extent that the Securities and Exchange Commission continues to interpret the 1940 Act to require pass-through voting privileges for variable contract owners. The Company reserves the right to vote Fund shares held in any segregated asset account in its own right, to the extent permitted by law. Participating Insurance Companies shall be responsible for assuring that each of their separate accounts participating in the Fund calculates voting privileges in a manner consistent with the standards set forth on Schedule B attached hereto and incorporated herein by this reference, which standards will also be provided to the other Participating Insurance Companies.

                 3.5. The Fund will comply with all provisions of the 1940 Act requiring voting by shareholders, and in particular the Fund will either provide for annual meetings or comply with Section 16(c) of the 1940 Act (although the Fund is not one of the trusts described in Section 16(c) of that Act) as well as with Sections 16(a) and, if and when applicable, 16(b). Further, the Fund will act in accordance with the Securities and Exchange Commission's interpretation of the requirements of Section 16(a) with respect to periodic elections of trustees and with whatever rules the Commission may promulgate with respect thereto.

                       ARTICLE IV. SALES MATERIAL AND INFORMATION
                                   ------------------------------

                 4. 1. The Company shall furnish, or shall cause to be furnished, to the Fund or its designee, each piece of sales literature or other promotional material in which the Fund or its investment adviser or the Underwriter is named, at least ten Business Days prior to its use. No such material shall be used if the Fund or its designee reasonably objects to such use within ten Business Days after receipt of such material.

                 4.2. The Company shall not give any information or make any representations or statements on behalf of the Fund or concerning the Fund in connection with the sale of the Contracts other than the information or representations contained in the registration statement or prospectus for the Fund shares, as such registration statement and prospectus may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved by the Fund or its designee or by the Underwriter, except with the permission of the Fund or the Underwriter or the designee of either.

                 4.3. The Fund, Underwriter, or its designee shall furnish, or shall cause to be furnished, to the Company or its designee, each piece of sales literature or other promotional material in which the Company and/or its separate account(s), is named at least ten Business Days prior to its use. No such material shall be used if the Company or its designee reasonably objects to such use within ten Business Days after receipt of such material

                 4.4. The Fund and the Underwriter shall not give any information or make any representations on behalf of the Company or concerning the Company, each Account, or the Contracts other than the information or representations contained in a registration statement or prospectus for the Contracts, as such registration statement and prospectus may be amended or supplemented from time to time, or in published reports for each Account which are in the public domain or approved by the Company for distribution to Contract owners, or in sales literature or other promotional material approved by the Company or its designee, except with the permission of the Company.

                 4.5. The Fund will provide to the Company at least one complete copy of all registration statements, prospectuses, Statements of Additional Information, reports, proxy statements, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Fund or its shares, within 30 days of the filing of such document with the Securities and Exchange Commission or other regulatory authorities.

                 4.6. The Company will provide to the Fund at least one complete copy of all registration statements, prospectuses, Statements of Additional Information, reports, solicitations for voting instructions, sales literature and other promotional materials, applications for exemptions, requests for no action letters, and all amendments to any of the above, that relate to the Contracts or each Account and their investment in the Fund, within 30 days of the filing of such document with the SEC or other regulatory authorities.

                 4.7. For purposes of this Article IV, the phrase "sales literature or other promotional material" includes, but is not limited to, any of the following that refer to the Fund or any affiliate of the Fund: advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media), sales literature (I.E., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, and registration statements, prospectuses, Statements of Additional Information, shareholder reports, and proxy materials and any other material constituting sales literature or advertising under NASD rules, the 1940 Act or the 1933 Act.

                       ARTICLE V. FEES AND EXPENSES
                                  -----------------

                 5.1. The Fund and Underwriter shall pay no fee or other compensation to the Company under this agreement, except that if the Fund or any Portfolio adopts and implements a plan pursuant to Rule 12b- 1 to finance distribution expenses, then the Underwriter may make payments to the Company or to the underwriter for the Contracts if and in amounts agreed to by the Underwriter in writing and such payments will be made out of existing fees otherwise payable to the Underwriter, past profits of the Underwriter or other resources available to the Underwriter. No such payments shall be made directly by the Fund. Currently, no such payments are contemplated.

                 5.2. All expenses incident to performance by the Fund under this Agreement shall be paid by the Fund. The Fund shall see to it that all its shares are registered and authorized for issuance in accordance with applicable federal law and, if and to the extent deemed advisable by the Fund, in accordance with applicable state laws prior to their sale. The Fund shall bear the expenses for the cost of registration and qualification of the Fund's shares, preparation and filing of the Fund's prospectus and registration statement, proxy materials and reports, setting the prospectus in type, setting in type and printing the proxy materials and reports to shareholders (including the costs of printing a prospectus that constitutes an annual report), the preparation of all statements and notices required by any federal or state law, and all taxes on the issuance or transfer of the Fund's shares.

                 5.3. The Company shall bear the expenses of distributing the Fund's prospectus, proxy materials and reports to owners of Contracts issued by the Company.

                       ARTICLE VI. DIVERSIFICATION
                                   ---------------

                 6. 1. The Fund will at all times invest money from the Contracts in such a manner as to ensure that the Contracts will be treated as variable contracts under the Code and the regulations issued thereunder. Without limiting the scope of the foregoing, the Fund will at all times comply with Section 817(h) of the Code and Treasury Regulation 1.817-5, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts and any amendments or other modifications to such Section or Regulations. In the event of a breach of this Article VI by the Fund, it will take all reasonable steps (a) to notify Company of such breach and (b) to adequately diversify the Fund so as to achieve compliance within the grace period afforded by Regulation 1.817-5.

                       ARTICLE VII. POTENTIAL CONFLICTS
                                    -------------------

                 7. 1. The Board will monitor the Fund for the existence of any material irreconcilable conflict between the interests of the contract owners of all separate accounts investing in the Fund. An irreconcilable material conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of any Portfolio are being managed; (e) a difference in voting instructions given by variable annuity contract and variable life insurance contract owners; or (f) a decision by an insurer to disregard the voting instructions of contract owners. The Board shall promptly inform the Company if it determines that an irreconcilable material conflict exists and the implications thereof.

                 7.2. The Company will report any potential or existing conflicts of which it is aware to the Board. The Company will assist the Board in carrying out its responsibilities under the Shared Funding Exemptive Order, by providing the Board with all information reasonably necessary for the Board to consider any issues raised. This includes, but is not limited to, an obligation by the Company to inform the Board whenever contract owner voting instructions are disregarded.

                 7.3. If it is determined by a majority of the Board, or a majority of its disinterested trustees, that a material irreconcilable conflict exists, the Company and other Participating Insurance Companies shall, at their expense and to the extent reasonably practicable (as determined by a majority of the disinterested trustees), take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict, up to and including: (1), withdrawing the assets allocable to some or all of the separate accounts from the Fund or any Portfolio and reinvesting such assets in a different investment medium, including (but not limited to) another Portfolio of the Fund, or submitting the question whether such segregation should be implemented to a vote of all affected Contract owners and, as appropriate, segregating the assets of any appropriate group (i.e., annuity contract owners, life insurance contract owners, or variable contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected contract owners the option of making such a change; and (2), establishing a new registered management investment company or managed separate account.

               7.4. If a material irreconcilable conflict arises because of a decision by the Company to disregard contract owner voting instructions and that decision represents a minority position or would preclude a majority vote, the Company may be required, at the Fund's election, to withdraw the affected Account's investment in the Fund and terminate this Agreement with respect to such Account; provided, however that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board. Any such withdrawal and termination must take place within six (6) months after the Fund gives written notice that this provision is being implemented, and until the end of that six month period the Underwriter and Fund shall continue to accept and implement orders by the Company for the purchase (and redemption) of shares of the Fund.

               7.5. If a material irreconcilable conflict arises because a particular state insurance regulator's decision applicable to the Company conflicts with the majority of other state regulators, then the Company will withdraw the affected Account's investment in the Fund and terminate this Agreement with respect to such Account within six months after the Board informs the Company in writing that it has determined that such decision has created an irreconcilable material conflict; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board. Until the end of the foregoing six month period, the Underwriter and Fund shall continue to accept and implement orders by the Company for the purchase (and redemption) of shares of the Fund.

                 7.6. For purposes of Sections 7.3 through 7.6 of this Agreement, a majority of the disinterested members of the Board shall determine whether any proposed action adequately remedies any it-reconcilable material conflict, but in no event will the Fund be required to establish a new funding medium for the Contracts. The Company shall not be required by
Section 7.3 to establish a new funding medium for the Contracts if an offer to do so has been declined by vote of a majority of Contract owners materially adversely affected by the irreconcilable material conflict. In the event that the Board determines that any proposed action does not adequately remedy any irreconcilable material conflict, then the Company will withdraw the Account's investment in the Fund and terminate this Agreement within six
(6) months after the Board informs the Company in writing of the foregoing determination, provided, however, that such withdrawal and termination shall be limited to the extent required by any such material irreconcilable conflict as determined by a majority of the disinterested members of the Board.

                 7.7. If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Shared Funding Exemptive Order) on terms and conditions materially different from those contained in the Shared Funding Exemptive Order, then (a) the Fund and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rules 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable; and (b) Sections 3.4, 3.5, 7.1,

7.2, 7.3, 7.4, and 7.5 of this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in such Rule(s) as so amended or adopted.

                       ARTICLE VIII. INDEMNIFICATION
                                     ---------------

                    8.1. INDEMNIFICATION BY THE COMPANY
                         ------------------------------

                 8. 1 (a). The Company agrees to indemnify and hold harmless the Fund and each trustee of the Board and officers and each person, if any, who controls the Fund within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or litigation (including reasonable legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund's shares or the Contracts and:

                      (i) arise out of or are based upon any untrue statements
                 or alleged untrue statements of any material fact contained in the Registration Statement or prospectus for the Contracts or contained in the Contracts or sales literature for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Fund for use in the Registration Statement or prospectus for the Contracts or in the Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

                      (ii) arise out of or as a result of any untrue statements
                 or representations (other than statements or representations contained in the Registration Statement, prospectus or sales literature of the Fund not supplied by the Company, or persons under its control) or willful misfeasance, bad faith, or gross negligence of the Company or persons under its control, with respect to the sale or distribution of the Contracts or Fund Shares; or

                      (iii) arise out of any untrue statement or alleged untrue
                 statement of a material fact contained in a Registration Statement, prospectus, or sales literature of the Fund or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon information furnished to the Fund by or on behalf of the Company; or

                      (iv) arise as a result of any failure by the Company to
                 provide the services and furnish the materials under the terms of this Agreement; or

                      (v) arise out of or result from any material breach of
                 any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach of this Agreement by the Company, as limited by and in accordance with the provisions of Sections 8. 1 (b) and 8. 1
                 (c) hereof.

                 8. 1 (b). The Company shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement or to the Fund, whichever is applicable.

                 8. 1 (c). The Company shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Company in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Company of any such claim shall not relieve the Company from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Company shall be entitled to participate, at its own expense, in the defense of such action. The Company also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Company to such party of the Company's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Company will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

                 8. 1 (d). The Indemnified Parties will promptly notify the Company of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund Shares or the Contracts or the operation of the Fund.

                 8.2. INDEMNIFICATION BY THE UNDERWRITER
                      ----------------------------------

        8.2(a). The Underwriter agrees to indemnify and hold harmless the Company and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Underwriter) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund's shares or the Contracts and:

           (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or prospectus or sales literature of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Underwriter or Fund by or on behalf of the Company for use in the Registration Statement or prospectus for the Fund or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

          (ii) arise out of or as a result of any untrue statements or representations (other than statements or representations contained in the Registration Statement, prospectus or sales literature for the Contracts not supplied by the Underwriter or persons under its control) or willful misfeasance, bad faith, or gross negligence of the Fund, Adviser or Underwriter or persons under their control, with respect to the sale or distribution of the Contracts or Fund shares; or

         (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, prospectus, or sales literature covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Company by or on behalf of the Fund; or

          (iv) arise as a result of any failure by the Fund to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification requirements specified in Article VI of this Agreement); or

           (v) arise out of or result from any material breach of any representation and/or warranty made by the Underwriter in this Agreement or arise out of or result from any other material breach of this Agreement by the Underwriter; as limited by and in accordance with the provisions of Sections 8.2(b) and 8.2(c) hereof.

       8.2(b). The Underwriter shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to each Company or the Account, whichever is applicable.

        8.2(c). The Underwriter shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Underwriter in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Underwriter of any such claim shall not relieve the Underwriter from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Underwriter will be entitled to participate, at its own expense, in the defense thereof. The Underwriter also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Underwriter to such party of the Underwriter's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Underwriter will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

        8.2(d). The Company agrees promptly to notify the Underwriter of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of the Contracts or the operation of each Account.

        8.3. INDEMNIFICATION BY THE FUN

        8.3(a). The Fund agrees to indemnify and hold harmless the Company, and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Fund) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements result from the gross negligence, bad faith or willful misconduct of the Board or any member thereof, are related to the operations of the Fund and:

           (i) arise as a result of any failure by the Fund to provide the services and furnish the materials under the terms of this Agreement (including a failure to comply with the diversification requirements specified in Article VI of this Agreement); or

          (ii) arise out of or result from any material breach of any representation and/or warranty made by the Fund in this Agreement or arise out of or result from any other material breach of this Agreement by the Fund;

as limited by and in accordance with the provisions of Sections 8.3(b) and 8.3(c)hereof.

        8.3(b). The Fund shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to the Company, the Fund, the Underwriter or each Account, whichever is applicable.

        8.3(c). The Fund shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Fund in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Fund of any such claim shall not relieve the Fund from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Fund will be entitled to participate, at its own expense, in the defense thereof. The Fund also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Fund to such party of the Fund's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Fund will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

        8.3(d). The Company and the Underwriter agree promptly to notify the Fund of the commencement of any litigation or proceedings against it or any of its respective officers or directors in connection with this Agreement, the issuance or sale of the Contracts, with respect to the operation of either Account, or the sale or acquisition of shares of the Fund.


                        ARTICLE IX. APPLICABLE LAW


        9. 1. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the Commonwealth of Massachusetts.

        9.2. This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the Securities and Exchange Commission may grant (including, but not limited to, the Shared Funding Exemptive Order) and the terms hereof shall be interpreted and construed in accordance therewith.

                       ARTICLE X. Termination

        10.1. This Agreement shall continue in full force and effect until the first to occur of:

           (a) termination by any party for any reason by six months advance written notice delivered to the other parties; or

           (b) termination by the Company by written notice to the Fund and the Underwriter with respect to any Portfolio based upon the Company's determination that shares of such Portfolio are not reasonably available to meet the requirements of the Contracts; or

          (c) termination by the Company by written notice to the Fund and the Underwriter with respect to any Portfolio in the event any of the Portfolio's shares are not registered, issued or sold in accordance with applicable state and/or federal law or such law precludes the use of such shares as the underlying investment media of the Contracts issued or to be issued by the Company; or

         (d) termination by the Company by written notice to the Fund and the Underwriter with respect to any Portfolio in the event that such Portfolio ceases to qualify as a Regulated Investment Company under Subchapter M of the Code or under any successor or similar provision, or if the Company reasonably believes that the Fund may fail to so qualify; or

         (e) termination by the Company by written notice to the Fund and the Underwriter with respect to any Portfolio in the event that such Portfolio fails to meet the diversification requirements specified in Article VI hereof; or

         (f) termination by either the Fund or the Underwriter by written notice to the Company, if either one or both of the Fund or the Underwriter respectively, shall determine, in their sole judgment exercised in good faith, that the Company and/or its affiliated companies has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity; or

           (g) termination by the Company by written notice to the Fund and the Underwriter, if the Company shall determine, in its sole judgment exercised in good faith, that either the Fund or the Underwriter has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity; or

           (h) the requisite vote of the Contract owners having an interest in a Portfolio (unless otherwise required by applicable law) and written approval of the Company, to substitute the shares of another investment company for the corresponding shares of a Portfolio in accordance with the terms of the Contracts; or

           (i) at the option of the Fund, upon institution of formal proceedings against the Company by the NASD, the SEC, the insurance commission of any state or any other regulatory body regarding the Company's duties under this Agreement or related to the sale of the Contracts, the operation of the Account, the administration of the Contracts or the purchase of Fund shares, or an expected or anticipated ruling, judgment or outcome which would, in the Fund's reasonable judgment, materially impair the Company's ability to perform the Company's obligations and duties hereunder; or at the option of the Company, upon institution of formal proceedings against the Fund, the Underwriter, the Fund's investment adviser or any sub-adviser, by the NASD, the SEC, or any state securities or insurance commission or any other regulatory body regarding the duties of the Fund or the Underwriter under this Agreement, or an expected or anticipated ruling, judgment or outcome which would, in the Company's reasonable judgment, materially impair the Fund's or the Underwriter's ability to perform the Fund's or the Underwriter's obligations and duties hereunder; or

           (k) at the option of the Company, upon institution of formal proceedings against the Fund's investment adviser of any sub-adviser by the NASD, the SEC, or any state securities or insurance commission or any other regulatory body which would, in the good faith opinion of the Company, result in material harm to the Accounts, the Company or Contract owners.

        10.2. Effect of Termination. Notwithstanding any termination of this Agreement, the Fund and the Underwriter shall at the option of the Company, continue to make available additional shares of the Fund pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing Contracts"). Specifically, without limitation, the owners of the Existing Contracts shall be permitted to reallocate investments in the Fund, redeem investments in the Fund and/or invest in the Fund upon the making of additional purchase payments under the Existing Contracts. The parties agree that this Section 10.2 shall not apply to any terminations under Article VII and the effect of such
Article VII terminations shall be governed by Article VII of this Agreement.

        10.3 The Company shall not redeem Fund shares attributable to the Contracts (as opposed to Fund shares attributable to the Company's assets held in the Account) except (i) as necessary to implement Contract Owner initiated or approved transactions, or (ii) as required by state and/or federal laws or regulations or judicial or other legal precedent of general application (hereinafter referred to as a "Legally Required Redemption") or
(iii) as permitted by an order of the SEC pursuant to Section 26(b) of the 1940 Act. Upon request, the Company will promptly furnish to the Fund and the Underwriter the opinion of counsel for the Company (which counsel shall be reasonably satisfactory to the Fund and the Underwriter) to the effect that any redemption pursuant to clause (ii) above is a Legally Required Redemption. Furthermore, except in cases where permitted under the terms of the Contracts, the Company shall not prevent Contract Owners from allocating payments to a Portfolio that was otherwise available under the Contracts without first giving the Fund or the Underwriter 90 days notice of its intention to- do so.

        10.4 Notwithstanding any other provision of this Agreement, each party's obligation under Article VII to indemnify the other parties shall survive termination of this Agreement, to the extent that the events giving rise to the obligation to indemnify the other party occurred prior to the date of termination.

                                   ARTICLE XI. NOTICES

        Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

        If to the Fund:
                  82 Devonshire Street
                  Boston, Massachusetts 02109
                  Attention: Treasurer

        If to the Company:
                  Lincoln Life & Annuity Company of New York
                  120 Madison Street
                  17th Floor
                  Syracuse, New York 13202
                  Attention: Phil Holstein

        If to the Underwriter:
                  82 Devonshire Street
                  Boston, Massachusetts 02109
                  Attention: Treasurer

                             ARTICLE XII. MISCELLANEOUS

        12.1 All persons dealing with the Fund must look solely to the property of the Fund for the enforcement of any claims against the Fund as neither the Board, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Fund.

        12.2 Subject to the requirements of legal process and regulatory authority, each party hereto shall treat as confidential the names and addresses of the owners of the Contracts and all information reasonably identified as confidential in writing by any other party hereto and, except as permitted by this Agreement, shall not disclose, disseminate or utilize such names and addresses and other confidential information until such time as it may come into the public domain without the express written consent of the affected party.

        12.3 The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

        12.4 This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

        12.5 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

        12.6 Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby. Notwithstanding the generality of the foregoing, each party hereto further agrees to furnish the New York Insurance Commissioner with any non-privileged information or reports in connection with services provided under this Agreement which such Commissioner may request in order to ascertain whether the insurance operations of the Company are being conducted in a manner consistent with the New York Insurance Regulations and any other applicable law or regulations.

        12.7 The fights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

        12-8. This Agreement or any of the rights and obligations hereunder may not be assigned by any party without the prior written consent of all parties hereto; provided, however, that the Underwriter may assign this Agreement or any rights or obligations hereunder to any affiliate of or company under common control with the Underwriter, if such assignee is duly licensed and registered to perform the obligations of the Underwriter under this Agreement.

        IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.

        LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

        By: /s/ Philip L. Holstein

        Name: Philip L. Holstein

        Title: President


        VARIABLE INSURANCE PRODUCTS FUND II

        By: /s/ J. Gary Burkhead

        J. Gary Burkhead

        Senior Vice President


        FIDELITY DISTRIBUTORS CORPORATION

        By: /s/ Neal Litvack

        Neal Litvack

        President

                                       SCHEDULE A

                       SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

Name of Separate Account and             Policy Form Numbers of Contracts Funded
Date Established by Board of Directors   By Separate Account

Lincoln Life & Annuity Variable          GAC96-111
Annuity Account L                        GAC91-101

                                       SCHEDULE B
                                PROXY VOTING PROCEDURE

The following is a list of procedures and corresponding responsibilities for the handling of proxies relating to the Fund by the Underwriter, the Fund and the Company. The defined terms herein shall have the meanings assigned in the Participation Agreement except that the term "Company" shall also include the department or third party assigned by the Insurance Company to perform the steps delineated below.

1. The number of proxy proposals is given to the Company by the Underwriter as early as possible before the date set by the Fund for the shareholder meeting to facilitate the establishment of tabulation procedures. At this time the Underwriter will inform the Company of the Record, Mailing and Meeting dates. This will be done in writing approximately two months before meeting.

2. Promptly after the Record Date, the Company will perform a "tape run", or other activity, which will generate the names, addresses and number of units which are attributed to each contractowner/policyholder (the "Customer") as of the Record Date. Allowance should be made for account adjustments made after this date that could affect the status of the Customers' accounts as of the Record Date.

   Note: The number of proxy statements is determined by the activities described in Step #2, The Company will use its best efforts to call in the number of Customers to Fidelity, as soon as possible, but no later than two weeks after the Record Date.

3. The Fund's Annual. Report no longer needs to be sent to each Customer by the Company either before or together with the Customers' receipt of a proxy statement. Underwriter will provide the last Annual Report to the Company pursuant to the terms of Section 3.3 of the Agreement to which this Schedule relates.

4. The text and format for the Voting Instruction Cards ("Cards" or "Card") is provided to the Company by the Fund. The Company, at its expense, shall produce and personalize the Voting Instruction Cards. The Legal Department of the Underwriter or its affiliate ("Fidelity Legal") must approve the Card before it is printed. Allow approximately 2-4 business days for printing information on the Cards. Information commonly found on the Cards includes:
        a. name (legal name as found on account registration)
        b. address
        c. Fund or account number
        d. coding to state number of units
        e. individual Card number for use in tracking and verification of votes (already on Cards as printed by the Fund)

(This and related steps may occur later in the chronological process due to possible uncertainties relating to the proposals.)

5. During this time, Fidelity Legal will develop, produce, and the Fund will pay for the Notice of Proxy and the Proxy Statement (one document). Printed and folded notices and statements will be sent to Company for insertion into envelopes (envelopes and return envelopes are provided and paid for by the Insurance Company). Contents of envelope sent to Customers by Company will include:

     a. Voting Instruction Card(s)
     b. One proxy notice and statement (one document)
     c. return envelope (postage pre-paid by Company) addressed to the Company or its tabulation agent
     d. "urge buckslip" - optional, but recommended. (This is a small, single sheet of paper that requests Customers to vote as quickly as possible and that their vote is important. One copy will be supplied by the Fund.)
     e. cover letter - optional, supplied by Company and reviewed and approved in advance by Fidelity Legal.

6. The above contents should be received by the Company approximately 3-5 business days before mail date. Individual in charge at Company reviews and approves the contents of the mailing package to ensure correctness and completeness. Copy of this approval sent to Fidelity Legal.

7. Package mailed by the Company.
   * The Fund must allow at least a 15-day solicitation time to the Company as the shareowner. (A 5-week period is recommended.) Solicitation time is calculated as calendar days from (but NOT including) the meeting, counting backwards.

8. Collection and tabulation of Cards begins. Tabulation usually takes place in another department or another vendor depending on process used. An often used procedure is to sort Cards on arrival by proposal into vote categories of all yes, no, or mixed replies, and to begin data entry.

   Note: Postmarks are not generally needed. A need for postmark information would be due to an insurance company's internal procedure and has not been required by Fidelity in the past.

9. Signatures on Card checked against legal name on account registration which was printed on the Card.

   Note: For Example, If the account registration is under "Bertram C. Jones, Trustee," then that is the exact legal name to be printed on the Card and is the signature needed on the Card.

10. If Cards are mutilated, or for any reason are illegible or are not signed properly, they are considered to be not received for purposes of vote tabulation. Any Cards that have "kicked out" (e.g. mutilated, illegible) of the procedure are "hand verified," i.e., examined as to why they did not complete the system. Any questions on those Cards are usually remedied individually.

11. There are various control procedures used to ensure proper tabulation of votes and accuracy of that tabulation. The most prevalent is to sort the Cards as they first arrive into categories depending upon their vote; an estimate of how the vote is progressing may then be calculated. If the initial estimates and the actual vote do not coincide, then an internal audit of that vote should occur. This may entail a recount.

12. The actual tabulation of votes is done in units which is then converted to shares. (It is very important that the Fund receives the tabulations stated in terms of a percentage and the number of shares.) Fidelity Legal must review and approve tabulation format.

13. Final tabulation in shares is verbally given by the Company to Fidelity Legal on the morning of the meeting not later than 10:00 a.m. Boston time. Fidelity Legal may reasonably request an earlier deadline if required to calculate the vote in time for the meeting.

14. A Certification of Mailing and Authorization to Vote Shares will be required from the Company as well as an original copy of the final vote. Fidelity Legal will provide a standard form for each Certification.

15. The Company will be required to box and archive the Cards received from the Customers. In the event that any vote is challenged or if otherwise necessary for legal, regulatory, or accounting purposes, Fidelity Legal will be permitted reasonable access to such Cards.

16. All arrangements, approvals and "signing-off" may be done orally, but must always be followed up in writing.

                                       SCHEDULE C

Other investment companies currently available under variable annuities or variable life insurance issued by the Company:

Dreyfus Stock Index Fund
Dreyfus Variable Investment Fund: Small Cap Portfolio

Twentieth Century's TCI Portfolios, Inc.
     TCI Growth
     TCI Balanced

T. Rowe Price International Series, Inc.

Calvert Responsibly Invested Balanced Portfolio

                                  SCHEDULE A
                         AMENDED AS OF FEBRUARY 15, 2000

                    SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS


                                          Form Numbers of Contracts
Name of Separate Account                  Funded by Separate Account            Fidelity Fund (Class)
------------------------                  --------------------------            ---------------------
Lincoln Life & Annuity Variable                 GAC96-111                       Asset Manager - Initial
Annuity Account L                               GAC91-101

Lincoln Life & Annuity Flexible                 LN650NY                         Contrafund - Service
Premium Variable Account R

Lincoln Life & Annuity Flexible                 LN615NY - LNY                   Asset Manager - Initial
Premium Variable Life Account M                                                 Investment Grade Bond -
                                                                                       Initial
                                                                                Contrafund - Service

                                  SCHEDULE C
                           AMENDED AS OF FEBRUARY 15, 2000


Other investment companies currently available under variable annuities or variable life insurance issued by the Company:

AIM Variable Insurance Funds, Inc.

Baron Capital Funds Trust

BT Insurance Funds Trust

Calvert Responsibiltiy Invested Balanced Portfolio

Delaware Group Premium Fund, Inc.

Dreyfus Stock Index Fund

Dreyfus Variable Investment Fund: Small Cap Portfolio

Janus Aspen Series

Lincoln National (LN)

MFS-Registered Trademark- Variable Insurance Trust

Neuberger Berman Advisers Management Trust

Templeton Variable Products Series Fund

Twentieth Century's TCI Portfolios, Inc.

T. Rowe Price International Series, Inc.

   IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to Schedules A and C to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.


Date                                   LINCOLN LIFE & ANNUITY COMPANY
     -------------------------         OF NEW YORK

                                       By:
                                              ----------------------------
                                       Name:  Troy D. Panning

                                       Title: CFO/2nd Vice-President


Date                                   VARIABLE INSURANCE PRODUCTS FUNDS III
     -------------------------
                                       By:
                                              ----------------------------

                                       Name:
                                              ----------------------------

                                       Title:
                                              ----------------------------

Date                                   FIDELITY DISTRIBUTORS CORPORATION
     -------------------------
                                       By:
                                              ----------------------------

                                       Name:
                                              ----------------------------

                                       Title:
                                              ----------------------------

                                   SCHEDULE A
                            AMENDED AS OF MAY 1, 2000

                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

                                    Form Numbers of Contracts
Name of Separate Account            Funded By Separate Account         Fidelity Fund (Class)
------------------------            --------------------------         ---------------------
Lincoln Life & Annuity Variable     GAC96-111; GAC91-101               Asset Manager - Initial
Annuity Separate Account L          (GVA I, II, III)                   Contrafund - Initial

Lincoln Life & Annuity Flexible     LN615NY                            Asset Manager - Initial
Premium Variable Life Account M     (VUL I)                            Investment Grade Bond -
                                                                              Initial

                                    LN660NY                            Contrafund - Service
                                    (VUL)

LLANY Separate Account R            LN650NY                            Contrafund - Service
for Flexible Premium Variable       (SVUL)
Life Insurance

                                    LN655                              Contrafund - Service
                                    (SVUL II)

LLANY Separate Account S            LN920NY                            Asset Manager - Service
for Flexible Premium Variable       (CVUL)                             Contrafund - Service
Life Insurance

                                    LN925                              Asset Manager - Service
                                    (CVUL Series III)                  Contrafund - Service

                                   SCHEDULE C
                            AMENDED AS OF MAY 1, 2000


Other investment companies currently available under variable annuities or variable life insurance issued by the Company:


AIM Variable Insurance Funds, Inc.

American Century Variable Products Group, Inc.

American Variable Insurance Series (AVIS)

Baron Capital Funds Trust

BT Insurance Funds Trust

Calvert Responsibiltiy Invested Balanced Portfolio

Delaware Group Premium Fund

Dreyfus Stock Index Fund

Dreyfus Variable Investment Fund: Small Cap Portfolio

Janus Aspen Series

Lincoln National Funds

MFS-Registered Trademark- Variable Insurance Trust

OCC Accumulation Trust

Oppenheimer Funds

Neuberger Berman Advisers Management Trust

Templeton Variable Products Series Fund

T. Rowe Price International Series, Inc.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to Schedules A and C to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.


Date                                   LINCOLN LIFE & ANNUITY COMPANY
     -------------------------         OF NEW YORK

                                       By:    /s/ Troy D. Panning
                                              ----------------------------
                                       Name:  Troy D. Panning

                                       Title: CFO/2nd Vice-President


Date                                   VARIABLE INSURANCE PRODUCTS FUNDS III
     -------------------------
                                       By:    /s/ Robert C. Pozen
                                              ----------------------------

                                       Name:  Robert C. Pozen
                                              ----------------------------

                                       Title: Senior Vice President
                                              ----------------------------

Date                                   FIDELITY DISTRIBUTORS CORPORATION
     -------------------------
                                       By:    /s/ Kevin J. Kelly
                                              ----------------------------

                                       Name:  Kevin J. Kelly
                                              ----------------------------

                                       Title: Vice President
                                              ----------------------------

                      FIDELITY FUND PARTICIPATION AGREEMENT
                           VIP III COMPLETE AGREEMENT
                             PARTICIPATION AGREEMENT

                                      Among

     VARIABLE INSURANCE PRODUCTS FUND III, FIDELITY DISTRIBUTORS CORPORATION

                                       and

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK


         THIS AGREEMENT, made and entered into as of the 15th day of October,1999 by and among LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK, (hereinafter the "Company"), a New York corporation, on its own behalf and on behalf of each segregated asset account of the Company set forth on Schedule A hereto as may be amended from time to time (each such account hereinafter referred to as the "Account"), and the VARIABLE INSURANCE PRODUCTS FUND III, an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter the "Fund") and FIDELITY DISTRIBUTORS CORPORATION (hereinafter the "Underwriter"), a Massachusetts corporation.

         WHEREAS, the Fund engages in business as an open-end management investment company and is available to act as the investment vehicle for separate accounts established for variable life insurance policies and variable annuity contracts (collectively, the "Variable Insurance Products") to be offered by insurance companies which have entered into participation agreements with the Fund and the Underwriter (hereinafter "Participating Insurance Companies"); and

         WHEREAS, the beneficial interest in the Fund is divided into several series of shares, each representing the interest in a particular managed portfolio of securities and other assets, any one or more of which may be made available under this Agreement, as may be amended from time to time by mutual agreement of the parties hereto (each such series hereinafter referred to as a "Portfolio"); and

         WHEREAS, the Fund has obtained an order from the Securities and Exchange Commission, dated September 17, 1986 (File No. 812-6422), granting Participating Insurance Companies and variable annuity and variable life insurance separate accounts exemptions from the provisions of sections 9(a), 13(a), 15(a), and 15(b) of the Investment Company Act of 1940, as amended, (hereinafter the "1940 Act") and Rules 6e-2(b) (15) and 6e-3(T) (b) (15)thereunder, to the extent necessary to permit shares of the Fund to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated life insurance companies hereinafter the "Shared Funding Exemptive Order"); and

         WHEREAS, the Fund is registered as an open-end management investment company under the 1940 Act and its shares are registered under the Securities Act of 1933, as amended (hereinafter the "1933 Act"); and

         WHEREAS, Fidelity Management & Research Company (the "Adviser") is duly registered as an investment adviser under the federal Investment Advisers Act of 1940; and

         WHEREAS, the Company has registered or will register certain variable life insurance and variable annuity contracts under the 1933 Act, unless exempt; and

         WHEREAS, each Account is a duly organized, validly existing segregated asset account, established by resolution of the Board of Directors of the Company, on the date shown for such Account on Schedule A hereto, to set aside and invest assets attributable to the aforesaid variable annuity and variable life contracts; and

         WHEREAS, the Company has registered or will register each Account as a unit investment trust under the 1940 Act, unless exempt; and

         WHEREAS, the Underwriter is registered as a broker dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as amended, (hereinafter the "1934 Act"), and is a member in good standing of the National Association of Securities Dealers, Inc. (hereinafter "NASD"); and

         WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase shares in the Portfolios on behalf of each Account to fund certain of the aforesaid variable life insurance and variable annuity contracts and the Underwriter is authorized to sell such shares to unit investment trusts such as each Account at net asset value;

         NOW, THEREFORE, in consideration of their mutual promises, the Company, the Fund and the Underwriter agree as follows:

                         ARTICLE I. SALE OF FUND SHARES

         1.1. The Underwriter agrees to sell to the Company those shares of the Fund which each Account orders, executing such orders on a daily basis at the net asset value next computed after receipt by the Fund or its designee of the order for the shares of the Fund. For purposes of this Section 1.1, the Company shall be the designee of the Fund for receipt of such orders from each Account and receipt by such designee shall constitute receipt by the Fund; provided that the Fund receives notice of such order by 9:00 a.m. Boston time on the next following Business Day. "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which the Fund calculates its net asset value pursuant to the rules of the Securities and Exchange Commission.

         1.2. The Fund agrees to make its shares available indefinitely for purchase at the applicable net asset value per share by the Company and its Accounts on those days on which the Fund calculates its net asset value pursuant to rules of the Securities and Exchange Commission and the Fund shall use reasonable efforts to calculate such net asset value on each day which the New York Stock Exchange is open for trading. Notwithstanding the foregoing, the Board of Trustees of the Fund (hereinafter the "Board") may refuse to sell shares of any Portfolio to any person, or suspend or terminate the offering of shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Board acting in good faith and in light of their fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of such Portfolio.

         1.3. The Fund and the Underwriter agree that shares of the Fund will be sold only to Participating Insurance Companies and their separate accounts. No shares of any Portfolio will be sold to the general public.

         1.4. The Fund and the Underwriter will not sell Fund shares to any insurance company or separate account unless an agreement containing provisions substantially the same as Articles I, III, V, VII and Section 2.5 of Article II of this Agreement is in effect to govern such sales.

         1.5. The Fund agrees to redeem for cash, on the Company's request, any full or fractional shares of the Fund held by the Company, executing such requests on a daily basis at the net asset value next computed after receipt by the Fund or its designee of the request for redemption. For purposes of this
Section 1.5, the Company shall be the designee of the Fund for receipt of requests for redemption from each Account and receipt by such designee shall constitute receipt by the Fund; provided that the Fund receives notice of such request for redemption on the next following Business Day.

         1.6. The Company agrees that purchases and redemptions of Portfolio shares offered by the then current prospectus of the Fund shall be made in accordance with the provisions of such prospectus. The Company agrees that all net amounts available under the variable life insurance or variable annuity contracts with the form number(s) which are listed on Schedule A attached hereto and incorporated herein by this reference, as such Schedule A may be amended from time to time hereafter by mutual written agreement of all the parties hereto, (the "Contracts") shall be invested in the Fund, in such other Funds advised by the Adviser as may be mutually agreed to in writing by the parties hereto, or in the Company's general account, provided that such amounts may also be invested in one or more investment companies other than the Fund.

         1.7. The Company shall pay for Fund shares on the next Business Day after an order to purchase Fund shares is made in accordance with the provisions of Section 1.1 hereof. Payment shall be in federal funds transmitted by wire. For purpose of Section 2.10 and 2.11, upon receipt by the Fund of the federal funds so wired, such funds shall cease to be the responsibility of the Company and shall become the responsibility of the Fund.

         1.8. Issuance and transfer of the Fund's shares will be by book entry only. Stock certificates will not be issued to the Company or any Account. Shares ordered from the Fund will be recorded in an appropriate title for each Account or the appropriate subaccount of each Account.

         1.9. The Fund shall furnish same day notice (by wire or telephone, followed by written confirmation) to the Company of any income, dividends or capital gain distributions payable on the Fund's shares. The Company hereby elects to receive all such income dividends and capital gain distributions as are payable on the Portfolio shares in additional shares of that Portfolio. The Company reserves the right to revoke this election and to receive all such income dividends and capital gain distributions in cash. The Fund shall notify the Company of the number of shares so issued as payment of such dividends and distributions.

         1.10. The Fund shall make the net asset value per share for each Portfolio available to the Company or its designee on a daily basis as soon as reasonably practical after the net asset value per share is calculated (normally by 6:30 p.m. Boston time) and shall use its best efforts to make such net asset value per share available by 7 p.m. Boston time.

                   ARTICLE II. REPRESENTATIONS AND WARRANTIES

         2.1. The Company represents and warrants that the Contracts are or will be registered under the 1933 Act unless an exemption from registration is available and an opinion of counsel to that effect shall have been furnished to the Fund; that the Contracts will be issued and sold in compliance in all material respects with all applicable Federal and State laws. The Company further represents and warrants that it is an insurance company duly organized and validly existing under applicable law and that it has legally and validly established each Account prior to any issuance or sale thereof as a segregated asset account under Section 4240 of the New York Insurance Code and has registered or, prior to any issuance or sale of the Contracts, will register each Account as a unit investment trust in accordance with the provisions of the 1940 Act, unless exempt, to serve as a segregated investment account for the Contracts.

         2.2. The Fund represents and warrants that Fund shares sold pursuant to this Agreement shall be registered under the 1933 Act, duly authorized for issuance and sold in compliance with the laws of the State of New York and all applicable federal and state securities laws and that the Fund is and shall remain registered under the 1940 Act. The Fund shall amend the Registration Statement for its shares under the 1933 Act and the

1940 Act from time to timeas required in order to effect the continuous offering of its shares. The Fund shall register and qualify the shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by the Fund or the Underwriter.

         2.3. The Fund represents that it is currently qualified as a Regulated Investment Company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and that it will make every effort to maintain such qualification (under Subchapter M or any successor or similar provision) and that it will notify the Company immediately upon having a reasonable basis for believing that it has ceased to so qualify or that it might not so qualify in the future.

         2.4. The Company represents that the Contracts are currently treated as life insurance policies or annuity insurance contracts under applicable provisions of the Code; that it will make every effort to maintain such treatment; and that it will notify the Fund and the Underwriter immediately upon having a reasonable basis for believing that the Contracts have ceased to be so treated or that they might not be so treated in the future.

         2.5. (a) With respect to Initial Class shares, the Fund currently does not intend to make any payments to finance distribution expenses pursuant to Rule 12b-1 under the 1940 Act or otherwise, although it may make such payments in the future. The Fund has adopted a "no fee" or "defensive" Rule 12b-1 Plan under which it makes no payments for distribution expenses. To the extent that it decides to finance distribution expenses pursuant to Rule 12b- 1, the Fund undertakes to have a board of trustees, a majority of whom are not interested persons of the Fund, formulate and approve any plan under Rule 12b-1 to finance distribution expenses.

         (b) With respect to Service Class shares, the Fund has adopted a Rule 12b-1 Plan under which it makes payments to finance distribution expenses. The Fund represents and warrants that it has a board of trustees, a majority of whom are not interested persons of the Fund, which has formulated and approved the Fund's Rule 12b-1 Plan to finance distribution expenses of the Fund and that any changes to the Fund's Rule 12b-1 Plan will be approved by a similarly constituted board of trustees.

         2.6. The Fund makes no representation as to whether any aspect of its operations (including, but not limited to, fees and expenses and investment policies) complies with the insurance laws or regulations of the various states except that the Fund represents that the Fund's investment policies, fees and expenses are and shall at all times remain in compliance with the laws of the State of New York and the Fund and the Underwriter represent that their respective operations are and shall at all times remain in material compliance with the laws of the State of New York to the extent required to perform this Agreement.

         2.7. The Underwriter represents and warrants that it is a member in good standing of the NASD and is registered as a broker-dealer with the SEC. The Underwriter further represents that it will sell and distribute the Fund shares in accordance with the laws of the State of New York and all applicable state and federal securities laws, including without limitation the 1933 Act, the 1934 Act, and the 1940 Act.

         2.8. The Fund represents that it is lawfully organized and validly existing under the laws of the Commonwealth of Massachusetts and that it does and will comply in all material respects with the 1940 Act.

         2.9. The Underwriter represents and warrants that the Adviser is and shall remain duly registered in all material respects under the Investment Advisers Act of 1940 and that the Adviser shall perform its obligations for the Fund in compliance in all material respects with the laws of the State of New York and any applicable state and federal securities laws.

         2.10. The Fund and Underwriter represent and warrant that all of their directors, officers, employees, investment advisers, and other individuals/entities dealing with the money and/or securities of the Fund are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Fund in an amount not less than the minimal coverage as required currently by Rule 17g-(l) of the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid Bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company. The Fund and the Underwriter agree to make all reasonable efforts to see that this bond or another bond containing these provisions is always in effect, and agree to notify the Company immediately in the event that such coverage no longer applies.

         2.11. The Company represents and warrants that all of its directors, officers, employees, investment advisers, and other individuals/entities dealing with the money and/or securities of the Fund are covered by a blanket fidelity bond or similar coverage for the benefit of the Fund, and that said bond is issued by a reputable bonding company, includes coverage for larceny and embezzlement, and is in an amount not less than $5 million. The Company agrees to make all reasonable efforts to see that this bond or another bond containing these provisions is always in effect, and agrees to notify the Fund and the Underwriter in the event that such coverage no longer applies.

             ARTICLE III. PROSPECTUSES AND PROXY STATEMENTS; VOTING

         3.1. The Underwriter shall provide the Company with as many printed copies of the Fund's current prospectus and Statement of Additional Information as the Company may reasonably request. If requested by the Company in lieu thereof, the Fund shall provide camera-ready film containing the Fund's prospectus (which shall mean, for purposes of this Article III if the Company so requests, a separate prospectus for each Fund portfolio used in a particular Account), and Statement of Additional Information, and such other assistance as is reasonably necessary in order for the Company once each year (or more frequently if the prospectus and/or Statement of Additional Information for the Fund is amended during the year) to have the prospectus for the Contracts and the Fund's prospectus printed together in one document, and to have the Statement of Additional Information for the Fund and the Statement of Additional Information for the Contracts printed together in one document. Alternatively, the Company may print the Fund's prospectus and/or its Statement of Additional Information in combination with other fund companies' prospectuses and statements of additional information. Except as provided in the following three sentences, all expenses of printing and distributing Fund prospectuses and Statements of Additional Information shall be the expense of the Company. For prospectuses and Statements of Additional Information provided by the Company to its existing owners of Contracts in order to update disclosure annually as required by the 1933 Act and/or the 1940 Act, the cost of printing shall be borne by the Fund. If the Company chooses to receive camera-ready film in lieu of receiving printed copies of the Fund's prospectus, the Fund will reimburse the Company in an amount equal to the product of A and B where A is the number of such prospectuses distributed to owners of the Contracts, and B is the Fund's per unit cost of typesetting and printing the Fund's prospectus. The same procedures shall be followed with respect to the Fund's Statement of Additional Information.

         The Company agrees to provide the Fund or its designee with such information as may be reasonably requested by the Fund to assure that the Fund's expenses do not include the cost of printing any prospectuses or Statements of Additional Information other than those actually distributed to existing owners of the Contracts.

         3.2. The Fund's prospectus shall state that the Statement of Additional Information for the Fund is available from the Underwriter or the Company (or in the Fund's discretion, the Prospectus shall state that such Statement is available from the Fund).

         3.3. The Fund, at its expense, shall provide the Company with copies of its proxy statements, reports to shareholders, and other communications (except for prospectuses and Statements of Additional Information, which are covered in
Section 3.1) to shareholders in such quantity as the Company shall reasonably require for distributing to Contract owners.

         3.4. If and to the extent required by law the Company shall
                  (i)      solicit voting instructions from Contract owners;

                  (ii) vote the Fund shares in accordance with instructions received from Contract owners; and

                  (iii) vote Fund shares for which no instructions have been received in a particular separate account in the same proportion as Fund shares of such portfolio for which instructions have been received in that separate account, so long as and to the extent that the Securities and Exchange Commission continues to interpret the 1940 Act to require pass-through voting privileges for variable contract owners. The Company reserves the right to vote Fund shares held in any segregated asset account in its own right, to the extent permitted by law. Participating Insurance Companies shall be responsible for assuring that each of their separate accounts participating in the Fund calculates voting privileges in a manner consistent with the standards set forth on Schedule B attached hereto and incorporated herein by this reference, which standards will also be provided to the other Participating Insurance Companies.

         3.5. The Fund will comply with all provisions of the 1940 Act requiring voting by shareholders, and in particular the Fund will either provide for annual meetings or comply with Section 16(c) of the 1940 Act (although the Fund is not one of the trusts described in Section 16(c) of that Act) as well as with Sections 16(a) and, if and when applicable, 16(b). Further, the Fund will act in accordance with the Securities and Exchange Commission's interpretation of the requirements of Section 16(a) with respect to periodic elections of trustees and with whatever rules the Commission may promulgate with respect thereto.

                   ARTICLE IV. SALES MATERIAL AND INFORMATION

         4.1. The Company shall furnish, or shall cause to be furnished, to the Fund or its designee, each piece of sales literature or other promotional material in which the Fund or its investment adviser or the Underwriter is named, at least ten Business Days prior to its use. No such material shall be used if the Fund or its designee reasonably objects to such use within ten Business Days after receipt of such material.

         4.2. The Company shall not give any information or make any representations or statements on behalf of the Fund or concerning the Fund in connection with the sale of the Contracts other than the information or representations contained in the registration statement or prospectus for the Fund shares, as such registration statement and prospectus may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved by the Fund or its designee or by the Underwriter, except with the permission of the Fund or the Underwriter or the designee of either.

         4.3. The Fund, Underwriter, or its designee shall furnish, or shall cause to be furnished, to the Company or its designee, each piece of sales literature or other promotional material in which the Company and/or its separate account(s), is named at least ten Business Days prior to its use. No such material shall be used if the Company or its designee reasonably objects to such use within ten Business Days after receipt of such material.

         4.4. The Fund and the Underwriter shall not give any information or make any representations on behalf of the Company or concerning the Company, each Account, or the Contracts other than the information or representations contained in a registration statement or prospectus for the Contracts, as such registration statement and prospectus may be amended or supplemented from time to time, or in an offering statement for unregistered contracts, or in published reports for each Account which are in the public domain or approved by the Company for distribution to Contract owners, or in sales literature or other promotional material approved by the Company or its designee, except with the permission of the Company.

         4.5. The Fund will provide to the Company at least one complete copy of all registration statements, prospectuses, Statements of Additional Information, reports, proxy statements, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Fund or its shares, within 30 days of the filing of such document with the Securities and Exchange Commission or other regulator5, authorities.

         4.6. The Company will provide to the Fund at least one complete copy of all registration statements, prospectuses, Statements of Additional Information, reports, solicitations for voting instructions, sales literature and other promotional materials, applications for exemptions, requests for no action letters, and all amendments to any of the above, that relate to the Contracts or each Account, and to their investments in the Fund within 30 days of the filing of such document with the SEC or other regulatory authorities.

         4.7. For purposes of this Article IV, the phrase "sales literature or other promotional material" includes, but is not limited to, any of the following that refer to the Fund or any affiliate of the Fund: advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media), sales literature (I.E., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, and registration statements, prospectuses, Statements of Additional Information, shareholder reports, and proxy materials, and any other material constituting sales literature or advertising under NASD rules, the 1940 Act or the 1933 Act.

                          ARTICLE V. FEES AND EXPENSES

         5.1. The Fund and Underwriter shall pay no fee or other compensation to the Company under this agreement, except that if the Fund or any Portfolio adopts and implements a plan pursuant to Rule 12b-1 to finance distribution expenses, then the Underwriter may make payments to the Company or to the underwriter for the Contracts if and in amounts agreed to by the Underwriter in writing and such payments will be made out of existing fees otherwise payable to the Underwriter, past profits of the Underwriter or other resources available to the Underwriter. No such payments shall be made directly by the Fund.

         5.2. All expenses incident to performance by the Fund under this Agreement shall be paid by the Fund. The Fund shall see to it that all its shares are registered and authorized for issuance in accordance with applicable federal law and, if and to the extent deemed advisable by the Fund, in accordance with applicable state laws prior to their sale. The Fund shall bear the expenses for the cost of registration and qualification of the Fund's shares, preparation and filing of the Fund's prospectus and registration statement, proxy materials and reports, setting the prospectus in type, setting in type and printing the proxy materials and reports to shareholders (including the costs of printing a prospectus that constitutes an annual report), the preparation of all statements and notices required by any federal or state law, and all taxes on the issuance or transfer of the Fund's shares.

         5.3. The Company shall bear the expenses of distributing the Fund's prospectus, proxy materials and reports to owners of Contracts issued by the Company.

                           ARTICLE VI. DIVERSIFICATION

         6.1. The Fund will at all times invest money from the Contracts in such a manner as to ensure that the Contracts will be treated as variable contracts under the Code and the regulations issued thereunder. Without limiting the scope of the foregoing, the Fund will at all times comply with Section 817(h) of the Code and Treasury Regulation 1.817-5, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts and any amendments or other modifications to such Section or Regulations. In the event of a breach of this Article VI by the Fund, it will take all reasonable steps (a) to notify Company of such breach and (b) to adequately diversify the Fund so as to achieve compliance within the grace period afforded by Regulation 1.817-5.
                        ARTICLE VII. POTENTIAL CONFLICTS

         7.1. The Board will monitor the Fund for the existence of any material irreconcilable conflict between the interests of the contract owners of all separate accounts investing in the Fund. An irreconcilable material conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of any Portfolio are being managed; (e) a difference in voting instructions given by variable annuity contract and variable life insurance contract owners; or (f) a decision by an insurer to disregard the voting instructions of contract owners. The Board shall promptly inform the Company if it determines that an irreconcilable material conflict exists and the implications thereof.

         7.2. The Company will report any potential or existing conflicts of which it is aware to the Board. The Company will assist the Board in carrying out its responsibilities under the Shared Funding Exemptive Order, by providing the Board with all information reasonably necessary for the Board to consider any issues raised. This includes, but is not limited to, an obligation by the Company to inform the Board whenever contract owner voting instructions are disregarded.

         7.3. If it is determined by a majority of the Board, or a majority of its disinterested trustees, that a material irreconcilable conflict exists, the Company and other Participating Insurance Companies shall, at their expense and to the extent reasonably practicable (as determined by a majority of the disinterested trustees), take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict, up to and including: (1), withdrawing the assets allocable to some or all of the separate accounts from the Fund or any Portfolio and reinvesting such assets in a different investment medium, including (but not limited to) another Portfolio of the Fund, or submitting the question whether such segregation should be implemented to a vote of all affected Contract owners and, as appropriate, segregating the assets of any appropriate group (I.E., variable contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected contract owners the option of making such a change; and
(2), establishing a new registered management investment company or managed separate account.

         7.4. If a material irreconcilable conflict arises because of a decision by the Company to disregard contract owner voting instructions and that decision represents a minority position or would preclude a majority vote, the Company may be required, at the Fund's election, to withdraw the affected Account's investment in the Fund and terminate this Agreement with respect to such Account; provided, however that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board. Any such withdrawal and termination must take place within six (6) months after the Fund gives written notice that this provision is being implemented, and until the end of that six month period the Underwriter and Fund shall continue to accept and implement orders by the Company for the purchase (and redemption) of shares of the Fund.

         7.5. If a material irreconcilable conflict arises because a particular state insurance regulator's decision applicable to the Company conflicts with the majority of other state regulators, then the Company will withdraw the affected Account's investment in the Fund and terminate this Agreement with respect to such Account within six months after the Board informs the Company in writing that it has determined that such decision has created an irreconcilable material conflict: provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board. Until the end of the foregoing six month period, the Underwriter and Fund shall continue to accept and implement orders by the Company for the purchase (and redemption) of shares of the Fund.

         7.6. For purposes of Sections 7.3 through 7.6 of this Agreement, a majority of the disinterested members of the Board shall determine whether any proposed action adequately remedies any irreconcilable material conflict, but in no event will the Fund be required to establish a new funding medium for the Contracts. The Company shall not be required by Section 7.3 to establish a new funding medium for the Contracts if an offer to do so has been declined by vote of a majority of Contract owners materially adversely affected by the irreconcilable material conflict. In the event that the Board determines that any proposed action does not adequately remedy any irreconcilable material conflict, then the Company will withdraw the Account's investment in the Fund and terminate this Agreement within six (6) months after the Board informs the Company in writing of the foregoing determination, provided, however, that such withdrawal and termination shall be limited to the extent required by any such material irreconcilable conflict as determined by a majority of the disinterested members of the Board.

         7.7. If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Shared Funding Exemptive Order) on terms and conditions materially different from those contained in the Shared Funding Exemptive Order, then (a) the Fund and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rules 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable; and (b) Sections 3.4, 3.5, 7.1, 7.2, 7.3, 7.4, and 7.5 of this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in such Rule(s) as so amended or adopted.

                          ARTICLE VIII. INDEMNIFICATION

8.1. INDEMNIFICATION BY THE COMPANY

         8. l.(a) The Company agrees to indemnify and hold harmless tile Fund and each trustee of the Board and officers and each person, if any, who controls the Fund within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or litigation (including reasonable legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund's shares or the Contracts and:

             (i) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the Registration Statement or prospectus for the Contracts or contained in the Contracts or sales literature for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Fund for use in the

                      Registration Statement or prospectus for the Contracts or in the Contracts or sales literature (or any amendment or supplement to any of the foregoing) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

             (ii) arise out of or as a result of untrue statements or representations (other than statements or representations contained in the Registration Statement, prospectus or sales literature of the Fund not supplied by the Company, or persons under its control) or willful misfeasance, bad faith or gross negligence of the Company or persons under its control, with respect to the sale or distribution of the Contracts or Fund Shares; or

             (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, prospectus, or sales literature of the Fund or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon information furnished to the Fund by or on behalf of the Company; or

              (iv) arise as a result of any failure by the Company to provide the services and furnish the materials under the terms of this Agreement; or

             (v) arise out of or result from any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach of this Agreement by the Company, as limited by and in accordance with the provisions of Sections 8.1 (b) and 8.1 (c) hereof.

         8.1.(b) The Company shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement or to the Fund, whichever is applicable.

         8.1.(c) The Company shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Company in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Company of any such claim shall not relieve the Company from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Company shall be entitled to participate, at its own expense, in the defense of such action. The Company also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Company to such party of the Company's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Company will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

         8. l.(d) The Indemnified Parties will promptly notify the Company of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund Shares or the Contracts or the operation of the Fund.

8.2. INDEMNIFICATION BY THE UNDERWRITER

         8.2.(a) The Underwriter agrees to indemnify and hold harmless the Company and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Underwriter) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund's shares or the Contracts and:

             (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or prospectus or sales literature of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Underwriter or Fund by or on behalf of the Company for use in the Registration Statement or prospectus for the Fund or in sales literature (or any amendment or supplement to any of the foregoing) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

             (ii) arise out of or as a result of untrue statements or representations

                      (other than statements or representations contained in the Registration Statement, prospectus or sales literature for the Contracts not supplied by the Underwriter or persons under its control) or willful misfeasance, bad faith, or gross negligence of the Fund, Adviser or Underwriter or persons under their control, with respect to the sale or distribution of the Contracts or Fund shares; or

             (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, prospectus, or sales literature covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Company by or on behalf of the Fund; or

             (iv) arise as a result of any failure by the Fund to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification requirements specified in Article VI of this Agreement); or

             (v) arise out of or result from any material breach of any representation and/or warranty made by the Underwriter in this Agreement or arise out of or result from any other material breach of this Agreement by the Underwriter; as limited by and in accordance with the provisions of Sections 8.2(b) and 8.2(c) hereof.

         8.2.(b) The Underwriter shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to each Company or the Account, whichever is applicable.

         8.2.(c) The Underwriter shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Underwriter in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Underwriter of any such claim shall not relieve the Underwriter from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified

Parties, the Underwriter will be entitled to participate, at its own expense, in the defense thereof. The Underwriter also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Underwriter to such party of the Underwriter's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Underwriter will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

         8.2.(d) The Company agrees promptly to notify the Underwriter of tile commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of the Contracts or the operation of each Account.

8.3. INDEMNIFICATION BY THE FUND

         8.3.(a) The Fund agrees to indemnify and hold harmless the Company, and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Fund) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements result from the gross negligence, bad faith or willful misconduct of the Board or any member thereof, are related to the operations of the Fund and:

              (i) arise as a result of any failure by the Fund to provide the services and furnish the materials under the terms of this Agreement (including a failure to comply with the diversification requirements specified in Article VI of this Agreement);or

              (ii) arise out of or result from any material breach of any representation and/or warranty made by the Fund in this Agreement or arise out of or result from any other material breach of this Agreement by the Fund; as limited by and in accordance with the provisions of Sections 8.3(b) and 8.3(c) hereof.

         8.3.(b) The Fund shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to the Company, the Fund, the Underwriter or each Account, whichever is applicable.

         8.3.(c) The Fund shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Fund in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Fund of any such claim shall not relieve the Fund from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Fund will be entitled to participate, at its own expense, in the defense thereof. The Fund also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Fund to such party of the Fund's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Fund will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

         8.3.(d) The Company and the Underwriter agree promptly to notify the Fund of the commencement of any litigation or proceedings against it or any of its respective officers or directors in connection with this Agreement, the issuance or sale of the Contracts, with respect to the operation of either Account, or the sale or acquisition of shares of the Fund.

                           ARTICLE IX. APPLICABLE LAW

         9.1. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the Commonwealth of Massachusetts.

         9.2. This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 Acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant (including, but not limited to, the Shared Funding Exemptive Order) and the terms hereof shall be interpreted and construed in accordance therewith.

                             ARTICLE X. TERMINATION

         10.1. This Agreement shall continue in full force and effect until the first to occur of:

         (a) termination by any party for any reason by ninety (90) days advance written notice delivered to the other parties; or

         (b) termination by the Company by written notice to the Fund and the Underwriter with respect to any Portfolio based upon the Company's determination that shares of such Portfolio are not reasonably available to meet the requirements of the Contracts: or

         (c) termination by the Company by written notice to the Fund and the Underwriter with respect to any Portfolio in the event any of the Portfolio's shares are not registered, issued or sold in accordance with applicable state and/or federal law or such law precludes the use of such shares as the underlying investment media of the Contracts issued or to be issued by the Company; or

         (d) termination by the Company by written notice to the Fund and the Underwriter with respect to any Portfolio in the event that such Portfolio ceases to qualify as a Regulated Investment Company under Subchapter M of the Code or under any successor or similar provision, or if the Company reasonably believes that the Fund may fail to so qualify; or

         (e) termination by the Company by written notice to the Fund and the Underwriter with respect to any Portfolio in the event that such Portfolio fails to meet the diversification requirements specified in Article VI hereof; or

         (f) termination by either the Fund or the Underwriter by written notice to the Company, if either one or both of the Fund or the Underwriter respectively, shall determine, in their sole judgment exercised in good faith, that the Company and/or its affiliated companies has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity; or

         (g) termination by the Company by written notice to the Fund and the Underwriter, if the Company shall determine, in its sole judgment exercised in good faith, that either the Fund or the Underwriter has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity: or

         (h) termination by the Company by written notice to the Fund and the Underwriter upon the requisite vote of the Contract owners having an interest in a Portfolio (unless otherwise required by applicable law) and written approval of the Company, to substitute shares of another investment company for the corresponding shares of a Portfolio in accordance with the terms of the Contracts; or

         (i) termination by written notice to the Company at the option of the Fund, upon institution of formal proceedings against the Company and by the NASD, the SEC, the insurance commission of any state or any other regulatory body regarding the Company's duties under this Agreement or related to the sale of the Contracts, the operation of the Account, the administration of the Contracts or the purchase of Fund shares, or an expected or anticipated ruling, judgment or outcome which would, in the Fund' s reasonable judgment, materially impair the Company's ability to perform the Company's obligations and duties hereunder; or

         (j) termination by written notice to the Fund and the Underwriter, at the option of the Company, upon institution of formal proceedings against the Fund, the Underwriter, the Fund's investment adviser or any sub-adviser, by the NASD, the SEC, or any state securities or insurance commission or any other regulatory body regarding the duties of the Fund or the Underwriter under this Agreement, or an expected or anticipated ruling, judgment or outcome which would, in the Company's reasonable judgment, materially impair the Fund's or the Underwriter's ability to perform the Fund's or Underwriter's obligations and duties hereunder; or

         (k) termination by written notice to the Fund and the Underwriter, at the option of the Company, upon institution of formal proceedings against the Fund's investment adviser of any sub-adviser by the NASD, the SEC, or any state securities or insurance commission or any regulatory body which would, in the good faith opinion of the Company, result in material harm to the Accounts, the Company or Contract Owners.

         10.2. EFFECT OF TERMINATION. Notwithstanding any termination of this Agreement, the Fund and the Underwriter shall, at the option of the Company, continue to make available additional shares of the Fund pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing Contracts"). Specifically, without limitation, the owners of the Existing Contracts shall be permitted to reallocate investments in the Fund, redeem investments in the Fund and/or invest in the Fund upon the making of additional purchase payments under the Existing Contracts. The parties agree that this
Section 10.2 shall not apply to any terminations under Article VII and the effect of such Article VII terminations shall be governed by Article VII of this Agreement.

         10.3. The Company shall not redeem Fund shares attributable to the Contracts (as opposed to Fund shares attributable to the Company's assets held in the Account) except

                  (i) as necessary to implement Contract Owner initiated or approved transactions, or

                  (ii) as required by state and/or federal laws or regulations or judicial or other legal precedent of general application (hereinafter referred to as a "Legally Required Redemption") or

                  (iii)    as permitted by an order of the SEC pursuant to
                           Section 26(b) of
                           the 1940 Act. Upon request, the Company will promptly furnish to the Fund and the Underwriter the opinion of counsel for the Company (which counsel shall be reasonably satisfactory to the Fund and the Underwriter) to the effect that any redemption pursuant to clause (ii) above is a Legally Required Redemption. Furthermore, except in cases where permitted under the terms of the Contracts, the Company shall not prevent Contract Owners from allocating payments to a Portfolio that was otherwise available under the Contracts without first giving the Fund or the Underwriter 90 days notice of its intention to do so.

         10.4. Notwithstanding any other provision of this Agreement, one party's obligation under Article VIII to indemnify the other party shall survive termination of this Agreement, to the extent that the events giving rise to the obligation to indemnify the other party occurred prior to the date of termination.

                               ARTICLE XI. NOTICES

                  Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Fund:
     82 Devonshire Street
     Boston, Massachusetts 02109
     Attention: Treasurer

If to the Company:
     Lincoln Life & Annuity Company of New York
     120 Madison Street, Suite 1700
     Syracuse, NY  13202
     Attention: Troy Panning

If to the Underwriter:
     82 Devonshire Street
     Boston, Massachusetts 02109
     Attention: Treasurer

                           ARTICLE XII. MISCELLANEOUS

         12.1. All persons dealing with the Fund must look solely to the property of the Fund for the enforcement of any claims against the Fund as neither the Board, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Fund.

         12.2. Subject to the requirements of legal process and regulatory authority, each party hereto shall treat as confidential the names and addresses of the owners of the Contracts and all information reasonably identified as confidential in writing by any other party hereto and, except as permitted by this Agreement, shall not disclose, disseminate or utilize such names and addresses and other confidential information until such time as it may come into the public domain without the express written consent of the affected party.

         12.3. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

         12.4. This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

         12.5. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

         12.6. Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby. Notwithstanding the generality of the foregoing, each party hereto further agrees to furnish any insurance commissioner with any information or reports in connection with services provided under this Agreement which such Commissioner may request in order to ascertain whether the insurance operations of the Company are being conducted in a manner consistent with the insurance regulations and any other applicable law or regulations of that state.

         12.7. The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

         12.8. This Agreement or any of the rights and obligations hereunder may not be assigned by any party without the prior written consent of all parties hereto; provided, however, that the Underwriter may assign this Agreement or any rights or obligations hereunder to any affiliate of or company under common control with the Underwriter, if such assignee is duly licensed and registered to perform the obligations of the Underwriter under this Agreement. The Company shall promptly notify the Fund and the Underwriter of any change in control of the Company.

         12.9. The Company shall furnish, or shall cause to be furnished, to the Fund or its designee copies of the following reports:

                  (a) the Company's annual statement (prepared under statutory ) and annual report (prepared under generally accepted accounting principles ("GAAP"), if any), as soon as practical and in any event within 90 days alter the end of each fiscal year;
                   (b)     the Company's quarterly statements (statutory)
                           (and GAAP, if any). as soon as practical and in any event within 45 days after the end of each quarterly period:
                   (c) any financial statement, proxy statement, notice or report of the Company sent to stockholders and/or policyholders, as soon as practical after the delivery thereof to stockholders;
                  (d) any registration statement (without exhibits) and financial reports of the Company filed with the SEC or any state insurance regulator, as soon as practical after the filing thereof;
                  (e) any other report submitted to the Company by independent accountants in connection with any annual, interim or special audit made by them of the books of the Company, as soon as practical after the receipt thereof.


         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.



LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

By:    /s/ Troy D. Panning
       ---------------------------------------
Name:  Troy D. Panning
       ---------------------------------------
Title: CFO/2nd Vice President
       ---------------------------------------


VARIABLE INSURANCE PRODUCTS FUND III

By: /s/ Robert C. Pozen
   -------------------------------------------
         Robert C. Pozen
         Senior Vice President

FIDELITY DISTRIBUTION

By: /s/ Kevin J. Kelly
   --------------------------------------------
         Kevin J. Kelly
         Vice President

                                   SCHEDULE A
                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS
                             AS OF OCTOBER 15, 1999

Separate Account and Date ESTABLISHED BY       Form Numbers of Contracts FUNDED BY
BOARD OF DIRECTORS                             SEPARATE ACCOUNT                      FIDELITY FUND (CLASS)
Lincoln Life & Annuity Separate                LN650NY                               Growth Opportunities -
Account R (January 29, 1998)                                                         Service Class

                                   SCHEDULE B
                             PROXY VOTING PROCEDURE

The following is a list of procedures and corresponding responsibilities for the handling of proxies relating to the Fund by the Underwriter, the Fund and the Company. The defined terms herein shall have the meanings assigned in the Participation Agreement except that the term "Company" shall also include the department or third party assigned by the Insurance Company to perform the steps delineated below.

1. The number of proxy proposals is given to the Company by the Underwriter as early as possible before the date set by the Fund for the shareholder meeting to facilitate the establishment of tabulation procedures. At this time the Underwriter will inform the Company of the Record, Mailing and Meeting dates. This will be done in writing approximately two months before meeting.

2. Promptly after the Record Date, the Company will perform a "tape run", or other activity, which will generate the names, addresses and number of units which are attributed to each contractowner/policyholder (the "Customer") as of the Record Date. Allowance should be made for account adjustments made after this date that could affect the status of the Customers' accounts as of the Record Date.

     Note: The number of proxy statements is determined by the activities described in Step #2. The Company will use its best efforts to call in the number of Customers to Fidelity, as soon as possible, but no later than two weeks after the Record Date.

3. The Fund's Annual Report no longer needs to be sent to each Customer by the Company either before or together with the Customers' receipt of a proxy statement. Underwriter will provide the last Annual Report to the Company pursuant to the terms of Section 3.3 of the Agreement to which this Schedule relates.

4. The text and format for the Voting Instruction Cards ("Cards" or "Card") is provided to the Company by the Fund. The Company, at its expense, shall produce and personalize the Voting Instruction Cards. The Legal Department of the Underwriter or its affiliate ("Fidelity Legal") must approve the Card before it is printed. Allow approximately 2-4 business days for printing information on the Cards. Information commonly found on the Cards includes:
           a.       name (legal name as found on account registration)
           b.       address
           c.       Fund or account number
           d.       coding to state number of units
           e. individual Card number for use in tracking and verification of votes (already on Cards as printed by the Fund)

(This and related steps may occur later in the chronological process due to possible uncertainties relating to the proposals.)

1. During this time, Fidelity Legal will develop, produce, and the Fund will pay for the Notice of Proxy and the Proxy Statement (one document). Printed and folded notices and statements will be sent to Company for insertion into envelopes (envelopes and return envelopes are provided and paid for by the Insurance Company). Contents of envelope sent to Customers by Company will include:

         a) Voting Instruction Card(s)
         b) One proxy notice and statement (one document)
         c) Return envelope (postage pre-paid by Company) addressed to the company or its tabulation agent
         d) "Urge buckslip" - optional, but recommended. )This is a small, single sheet of paper that requests Customers to vote as quickly as possible and that their vote is important. One copy will be supplied by the Fund.
         e) Cover letter - optional, supplied by Company and reviewed and approved in advance by Fidelity legal.

1. The above contents should be received by the Company at least 7 business days before mail date. Individual in charge at Company reviews and approves the contents of the mailing package to ensure correctness and completeness. Copy of this approval sent to Fidelity Legal.

2.   Package mailed by the Company.
         The Fund MUST allow at least a 15-day solicitation time to the Company as the shareowner. (A 5-week period is recommended.) Solicitation time is calculated as calendar days from (but NOT including) the meeting, counting backwards.

3. Collection and tabulation of Cards begins. Tabulation usually takes place in another department or another vendor depending on process used. An often used procedure is to sort Cards on arrival by proposal into vote categories of all yes, no, or mixed replies, and to begin data entry.

     Note: Postmarks are not generally needed. A need for postmark information would be due to an insurance company's internal procedure and has not been required by Fidelity in the past.

4. Signatures on Card checked against legal name on account registration which was printed on the Card.

     Note: For Example, If the account registration is under "Bertram C. Jones, Trustee," then that is the exact legal name to be printed on the Card and is the signature needed on the Card.

5. If Cards are mutilated, or for any reason are illegible or are not signed properly, they are considered to be NOT RECEIVED for purposes of vote tabulation. Any Cards that have "kicked out" (e.g. mutilated, illegible) of the procedure are "hand verified," i.e., examined as to why they did not complete the system.
     Any questions on those Cards are usually remedied individually.

6. There are various control procedures used to ensure proper tabulation of votes and accuracy of that tabulation. The most prevalent is to sort the Cards as they first arrive into categories depending upon their vote; an estimate of how the vote is progressing may then be calculated. If the initial estimates and the actual vote do not coincide, then an internal audit of that vote should occur. This may entail a recount.

7. The actual tabulation of votes is done in units which is then converted to shares. (It is very important that the Fund receives the tabulations stated in terms of a percentage and the number of SHARES.) Fidelity Legal must review and approve tabulation format.

8. Final tabulation in shares is verbally given by the Company to Fidelity Legal on the morning of the meeting not later than 10:00 a.m. Boston time. Fidelity Legal may reasonably request an earlier deadline if required to calculate the vote in time for the meeting.

9. A Certification of Mailing and Authorization to Vote Shares will be required from the Company as well as an original copy of the final vote. Fidelity Legal will provide a standard form for each Certification.

10. The Company will be required to box and archive the Cards received from the Customers. In the event that any vote is challenged or if otherwise necessary for legal, regulatory, or accounting purposes, Fidelity Legal will be permitted reasonable access to such Cards.

11. All approvals and "signing-off" may be done orally, but must always be followed up in writing.

                                   SCHEDULE C

Other investment companies currently available under variable annuities or variable life insurance issued by the Company:

Investment Companies
Available:      AIM, Bankers Trust, Baron Capital, Colonial, Delaware, Dreyfus,
                Janus, Kemper, Lincoln National Investments, MFS, Neuberger
                Berman, Templeton

                                       SCHEDULE A
                            AMENDED AS OF FEBRUARY 15, 2000

                       SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

                                        Form Numbers of Contracts
Name of Separate Account                Funded By Separate Account            Fidelity Fund (Class)
------------------------                --------------------------            ---------------------
Lincoln Life & Annuity Separate         LN650NY                               Growth Opportunities
Account R                                                                     - Service Class

Lincoln New York Account N              AN426NY                               Growth Opportunities
for Variable Annuities                                                        - Initial Class

Lincoln Life & Annuity Flexible         LN615NY - LNY                         Growth Opportunities
Premium Variable Life Account M                                               - Service Class


                                       SCHEDULE C
                            AMENDED AS OF FEBRUARY 15, 2000

Other investment companies currently available under variable annuities or variable life insurance issued by the Company:

AIM Variable Insurance Funds, Inc.

Alliance Variable Products Series Fund

American Variable Insurance Series (AVIS)

BT Insurance Funds Trust

Baron Capital Funds Trust

Delaware Group Premium Fund

Janus Aspen Series

Liberty Variable Investment Trust

Lincoln National Investments

MFS Variable Insurance Trust

Neuberger & Berman AMT

Templeton Variable Products Series Fund

        IN WITNESS WHEREOF, each of the parties hereto has caused these Amendments to Schedules A and C to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.

Date                                   LINCOLN LIFE & ANNUITY COMPANY
     -------------------------         OF NEW YORK

                                       By:
                                              ----------------------------
                                       Name:  Troy D. Panning
                                       Title: CFO/2nd Vice-President


Date                                   VARIABLE INSURANCE PRODUCTS FUNDS III
     -------------------------
                                       By:
                                              ----------------------------

                                       Name:
                                              ----------------------------

                                       Title:
                                              ----------------------------

Date                                   FIDELITY DISTRIBUTORS CORPORATION
     -------------------------
                                       By:
                                              ----------------------------

                                       Name:
                                              ----------------------------

                                       Title:
                                              ----------------------------

                                       SCHEDULE A
                                AMENDED AS OF MAY 1, 2000

                     SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

                                     Form Numbers of Contracts
Name of Separate Account             Funded By Separate Account               Fidelity Fund (Class)
------------------------             --------------------------               ---------------------
LLANY Separate Account R for         LN650NY                                  Growth Opportunities
Flexible Premium Variable Life       (SVUL)                                   - Service Class
Insurance

                                     LN 655                                   Growth Opportunities
                                     (SVUL II)                                - Service Class

Lincoln New York Separate Account    AN426NY                                  Growth Opportunities
N for Variable Annuities             (ChoicePlus)                             - Initial Class


Lincoln Life & Annuity Flexible      LN660NY                                  Growth Opportunities
Premium Variable Life Account M      (VUL)                                    - Service Class


                                   SCHEDULE A
                           AMENDED AS OF JULY 15, 2000
                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

                                            Form Numbers of Contracts
 Name of Separate Account                   Funded by Separate Account                 Fidelity Fund (Class)
 ------------------------                   --------------------------                 ---------------------
 Lincoln Life & Annuity Variable            GAC96-1 11; GAC91 -101                     Growth - Initial
 Annuity Separate Account L                 (GVA 1, 11, 111)                           Equity-Income - Initial

 Lincoln Life & Annuity Flexible            LN615NY - LNY                              Equity-Income - Initial
 Premium Variable Life Account M            (VUL 1)

                                            LN660NY                                    Growth - Service
                                            (VUL)                                      High Income - Service

 Lincoln New York Separate                  AN426NY                                    Equity-Income - Initial
 Account N for Variable Annuities           (ChoicePlus)                               Growth - Initial
                                                                                       Overseas - Initial

                                            30296NY (ChoicePlus Access)                 Equity-Income - Service 2
                                                                                        Growth - Service 2
                                                                                        Overseas - Service 2

 LLANY Separate Account R for               LN650                                       Growth - Service
 Flexible Premium Variable                  (SVUL)                                      High Income - Service
 Life Insurance
                                            LN655                                       Growth - Service
                                            (SVUL II)                                   High Income - Service

 LLANY Separate Account S for               LN920NY                                     Growth - Service
 Flexible Premium Variable                  (CVUL)                                      High Income - Service
 Life Insurance                                                                         Overseas - Service

                                            LN925                                       Growth - Service
                                            (CVUL Series III)                           High Income - Service
                                                                                        Overseas - Service


     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to Schedule A to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.

 Date                         LINCOLN LIFE & ANNUITY
                              COMPANY OF NEW YORK

                              By:

                              Name:

                              Title:  Vice-President

 Date                         VARIABLE INSURANCE PRODUCTS FUNDS

                              By: /s/ Robert C. Pozen

                              Name: Robert C. Pozen

                              Title: Senior Vice President

 Date                         FIDELITY DISTRIBUTORS CORPORATION

                              By: /s/ Kevin J. Kelly

                              Name: Kevin J. Kelly

                              Title: Vice President

                                       SCHEDULE C
                              AMENDED AS OF MAY 1, 2000

Other investment companies currently available under variable annuities or variable life insurance issued by the Company:


AIM Variable Insurance Funds, Inc.

Alliance Variable Products Series Fund

American Variable Insurance Series (AVIS)

BT Insurance Funds Trust

Baron Capital Funds Trust

Delaware Group Premium Fund

Janus Aspen Series

Liberty Variable Investment Trust

Lincoln National Investments

MFS Variable Insurance Trust

Neuberger & Berman AMT

OCC Accumulation Trust

Oppenheimer Funds

Templeton Variable Products Series Fund

        IN WITNESS WHEREOF, each of the parties hereto has caused these Amendments to Schedules A and C to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.

Date                                  LINCOLN LIFE & ANNUITY COMPANY
     ---------------------            OF NEW YORK

                                      By:
                                            -------------------------
                                            Name: Troy D. Panning
                                            Title: CFO/2nd Vice-President




Date                                  VARIABLE INSURANCE PRODUCTS FUNDS III
     ----------------------
                                      By:
                                            -------------------------

                                            Name:
                                            -------------------------

                                            Title:
                                            -------------------------



Date                                  FIDELITY DISTRIBUTORS CORPORATION
     ----------------------
                                            By:
                                            -------------------------

                                            Name:
                                            -------------------------

                                            Title:
                                            -------------------------

                                       SCHEDULE A
                             AMENDED AS OF OCTOBER 15, 1999

                       SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS


Name of Separate Account and                  Policy Form Numbers of Contracts
Date Established by Board of Directors        Funded by Separate Account
--------------------------------------        --------------------------
Lincoln Life & Annuity Variable               GAC96-111
Annuity Account L                             GAC91-101

Lincoln Life & Annuity Flexible Premium       LN650NY
Variable Account R


        IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to Schedule A to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.

Date                                   LINCOLN LIFE & ANNUITY
     ------------------------          COMPANY OF NEW YORK

                                       By:
                                              -------------------------

                                       Name:
                                              -------------------------

                                       Title:
                                              -------------------------


Date                                   VARIABLE INSURANCE PRODUCTS
     ------------------------          FUNDS II

                                       By:
                                              -------------------------

                                       Name:
                                              -------------------------

                                       Title:
                                              -------------------------


Date                                   FIDELITY DISTRIBUTORS CORPORATION
     ------------------------

                                       By:
                                              -------------------------

                                       Name:
                                              -------------------------

                                       Title:
                                              -------------------------

                                       SCHEDULE C
                              AMENDED AS OF OCTOBER 15, 1999


Other investment companies currently available under variable annuities or variable life insurance issued by the Company:

AIM VARIABLE INSURANCE FUNDS, INC.
     AIM V.I. Growth Fund
     AIM International Equity Fund
     AIM V.I. Value Fund

BARON CAPITAL FUNDS TRUST
     Baron Capital Asset Fund

BT INSURANCE FUNDS TRUST
     EAFE Index Fund
     Equity 500 Index Fund
     Small Cap Index Fund

Calvert Responsibiltiy Invested Balanced Portfolio

DELAWARE GROUP PREMIUM FUND, INC.
     Delchester Series
     Devon Series
     Emerging Markets Series
     REIT Series
     Small Cap Value Series
     Trend Series

Dreyfus Stock Index Fund
Dreyfus Variable Investment Fund: Small Cap Portfolio

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
     Contrafund Portfolio

FIDELITY VARIABLE INSURANCE PRODUCTS FUND III
     Growth Opportunities Portfolio

JANUS ASPEN SERIES
     Janus Aspen Series Balanced Portfolio
     Janus Aspen Series Worldwide Growth Portfolio

LINCOLN NATIONAL (LN)
     LN Bond Fund
     LN Capital Appreciation Fund
     LN Equity-Income Fund
     LN Global Asset Allocation Fund
     LN Money Market Fund
     LN Social Awareness Fund

MFS-Registered Trademark- VARIABLE INSURANCE TRUST
     MFS Emerging Growth Series
     MFS Total Return Series
     MFS Utilities Series

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
     AMT Mid-Cap Growth Portfolio
     AMT Partners Portfolio

TEMPLETON VARIABLE PRODUCTS SERIES FUND
     Templeton International Fund - Class 2
     Templeton Stock Fund - Class 2

TWENTIETH CENTURY'S TCI PORTFOLIOS, INC.
     TCI Growth
     TCI Balanced

T. Rowe Price International Series, Inc.

        IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to Schedule C to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.

Date                                   LINCOLN LIFE & ANNUITY
     ----------------------            COMPANY OF NEW YORK

                                       By:
                                              -------------------------

                                       Name:
                                              -------------------------

                                       Title:
                                              -------------------------

Date                                   VARIABLE INSURANCE PRODUCTS
     -----------------------           FUNDS II

                                       By:
                                              -------------------------

                                       Name:
                                              -------------------------

                                       Title:
                                              -------------------------


Date                                   FIDELITY DISTRIBUTORS CORPORATION
     -----------------------

                                       By:
                                             -------------------------

                                       Name:
                                             -------------------------

                                       Title:
                                             -------------------------

                                   SCHEDULE A
                           AMENDED AS OF JULY 15, 2001
                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

                                               FORM NUMBERS OF CONTRACTS
NAME OF SEPARATE ACCOUNT                       FUNDED BY SEPARATE ACCOUNT            FIDELITY FUND (CLASS)
-------------------------                      --------------------------            ---------------------
LLANY Separate Account R for Flexible          LN650NY                               Growth Opportunities
Premium Variable Life Insurance                (SVUL)                                - Service Class
                                               LN 655                                Growth Opportunities
                                               (SVUL II)                             - Service Class

Lincoln New York Separate Account N for        AN426NY                               Growth Opportunities
Variable Annuities                             (ChoicePlus)                          - Initial Class


                                               30296 (ChoicePlus Access)             Growth Opportunities
                                                                                     - Service Class 2

Lincoln Life & Annuity Flexible Premium        LN660NY                                Growth Opportunities
Variable Life Account M                        (VUL)                                 - Service Class

                                               LN615NY                               Growth Opportunities
                                               (VUL I)                               - Service Class

      IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to Schedule A to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.



Date 8/3/01                         LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                                    By:    /s/ Steven M. Kluever
                                           -------------------------------------

                                    Name:    Steven M. Kluever
                                    Title:   2nd Vice-President



Date 8/10/01                        VARIABLE INSURANCE PRODUCTS FUNDS III

                                    By:    /s/ Bob Dwight
                                           -------------------------------------

                                    Name:  Bob Dwight
                                           -------------------------------------

                                    Title: Treasurer
                                           -------------------------------------



Date 8/10/01                        FIDELITY DISTRIBUTORS CORPORATION

                                    By:    /s/ Mike Kellog
                                           -------------------------------------

                                    Name:  Mike Kellog
                                           -------------------------------------

                                    Title: EVP
                                           -------------------------------------

                                   SCHEDULE A
                           AMENDED AS OF JULY 15, 2001
                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

                                    FORM NUMBERS OF CONTRACTS
NAME OF SEPARATE ACCOUNT            FUNDED BY SEPARATE ACCOUNT         FIDELITY FUND (CLASS)
------------------------            --------------------------         ---------------------
Lincoln Life & Annuity Variable     GAC96-111; GAC91-101               Growth - Initial
Annuity Separate Account L          (GVA I, II, III)                   Equity-Income - Initial
                                                                       Overseas - Service
                                                                       Money Market Portfolio

Lincoln Life & Annuity Flexible     LN615NY - LNY                      Equity-Income - Initial
Premium Variable Life Account M     (VUL I)                            Growth Portfolio - Service

                                    LN660NY                            Growth - Service
                                    (VUL)                              High Income - Service

                                    LN680NY                            Equity-Income - Service
                                    (VUL(DB)) (VUL(CV))                Growth Portfolio - Service
                                    LN665NY                            Overseas - Service
                                    (MoneyGuard) (VUL(CV2))

Lincoln New York Separate           AN426NY                            Equity-Income - Initial, Service
Account N for Variable Annuities    (ChoicePlus)                       Growth - Initial
                                                                       Growth Portfolio - Service
                                                                       Overseas - Initial, Service

                                    30296NY (ChoicePlus Access)        Equity-Income - Service 2
                                                                       Growth - Service 2
                                                                       Overseas - Service 2

                                    30070-B (ChoicePlus II)            Equity-Income - Service Class 2
                                    (ChoicePlus II Access)             Growth Portfolio - Service Class 2
                                    (ChoicePlus II Advance)            Overseas - Service Class 2

LLANY Separate Account R for        LN650                              Growth - Service
Flexible Premium Variable           (SVUL)                             High Income - Service
Life Insurance
                                    LN655                              Equity-Income - Service
                                    (SVUL II)                          Growth - Service
                                                                       Growth Portfolio - Service
                                                                       High Income - Service
                                                                       Overseas - Service

LLANY Separate Account S for        LN920NY                            Equity-Income - Service
Flexible Premium Variable           (CVUL)                             Growth - Service
Life Insurance                                                         High Income - Service
                                                                       Overseas - Service

                                    LN925                              Equity-Income - Service
                                    (CVUL III)                         Growth - Service
                                                                       Growth Portfolio - Service
                                                                       High Income - Service
                                                                       Overseas - Service


      IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to Schedule A to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.



Date 8/3/01                          LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
    --------------------
                                     By:    /s/ Steven M. Kluever
                                            ------------------------------------

                                     Name:  Steven M. Kluever
                                     Title: 2nd Vice-President



Date 8/3/01                          VARIABLE INSURANCE PRODUCTS FUNDS
    --------------------
                                     By:    /s/ Bob Dwight
                                            ------------------------------------

                                     Name:  Bob Dwight
                                            ------------------------------------

                                     Title: Treasurer
                                            ------------------------------------



Date 8/10/01                         FIDELITY DISTRIBUTORS CORPORATION
    --------------------
                                     By:    /s/ Mike Kellog
                                            ------------------------------------

                                     Name:  Mike Kellog
                                            ------------------------------------

                                     Title: EVP
                                            ------------------------------------

                                   SCHEDULE A
                           AMENDED AS OF JULY 15, 2001

                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

                                    FORM NUMBERS OF CONTRACTS
NAME OF SEPARATE ACCOUNT            FUNDED BY SEPARATE ACCOUNT                 FIDELITY FUND (CLASS)
------------------------            --------------------------                 ---------------------
Lincoln Life & Annuity Variable     GAC96-111; GAC91-101                       Asset Manager - Initial
Annuity Separate Account L          (GVA I, II, III)                           Contrafund - Service
                                                                               Contrafund - Service Class 2

Lincoln Life & Annuity Flexible     LN615NY                                    Asset Manager - Initial
Premium Variable Life Account M     (VUL I)                                    Investment Grade Bond -
                                                                               Initial, Service

                                    LN660NY                                    Contrafund - Service
                                    (VUL)

                                    LN680NY                                    Contrafund - Service
                                    (VUL(DB)), (VUL(CV))
                                    LN665NY
                                    (Money Guard) (VUL(CV2))

Lincoln New York Separate           30070-B                                    Contrafund - Service Class 2
Account N for Variable Annuities    (ChoicePlus II; ChoicePlus II Access)
                                    (ChoicePlus II Advance)

LLANY Separate Account R            LN650NY                                    Contrafund - Service
for Flexible Premium Variable       (SVUL)
Life Insurance

                                    LN655                                      Asset Manager - Initial
                                    (SVUL II)                                  Contrafund - Service
                                                                               Investment Grade Bond - Initial

LLANY Separate Account S            LN920NY                                    Asset Manager - Service
for Flexible Premium Variable       (CVUL)                                     Contrafund - Service
Life Insurance

                                    LN925                                      Asset Manager - Service
                                    (CVUL Series III)                          Contrafund - Service

      IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to Schedule A to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.



Date 8/3/01                         LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
    -----------------------

                                    By:    /s/ Steven M. Kluever
                                           -------------------------------------
                                    Name:  Steven M. Kluever
                                    Title: 2nd Vice President



Date 8/10/01                        VARIABLE INSURANCE PRODUCTS FUNDS II
    -----------------------
                                    By:    /s/ Bob Dwight
                                           -------------------------------------

                                    Name:  Bob Dwight
                                           -------------------------------------

                                    Title: Treasurer
                                           -------------------------------------


Date 8/10/01                        FIDELITY DISTRIBUTORS CORPORATION
    -----------------------
                                    By:    /s/ Mike Kellog
                                           -------------------------------------

                                    Name:  Mike Kellog
                                           -------------------------------------

                                    Title: EVP
                                           -------------------------------------

                                   SCHEDULE A
                            AMENDED AS OF MAY 1, 2003
                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS


                                          FORM NUMBERS OF CONTRACTS
NAME OF SEPARATE ACCOUNT                  FUNDED BY SEPARATE ACCOUNT                    FIDELITY FUND (CLASS)
------------------------                  --------------------------                    ---------------------

Lincoln Life & Annuity Variable           GAC96-111; GAC91-101                          Growth - Initial Class
Annuity Separate Account L                (GVA I, II, III)                              Equity-Income - Initial Class
                                                                                        Money Market - Initial Class

Lincoln Life & Annuity Flexible Premium   LN615NY (VUL I)                               Equity-Income - Initial Class
Variable Life Account M

                                          LN660NY (VUL) (VUL(CV))                         Growth - Service Class
                                          LN680NY (VUL(DB))                               High Income - Service Class


                                          ELITE SERIES:                                 Equity-Income - Service Class
                                          LN665NY (VUL(CV)-II)                            Growth - Service Class
                                          LN680 (LVUL(DB))                                Overseas - Service Class
                                          LN670 (LVUL(CV)-III)
                                          LN690 (LVUL(DB)-II)

Lincoln New York Account N                AN426NY (ChoicePlus)                          Equity-Income - Initial Class
for Variable Annuities                                                                  Growth - Initial Class
                                                                                        Overseas - Initial Class


                                          30296NY (ChoicePlus Access)                   Equity-Income - Service Class 2
                                                                                        Growth - Service Class 2
                                                                                        Overseas - Service Class 2

                                          30070BNYMVA3                                  Equity-Income -Service Class 2
                                          (ChoicePlus II)                               Growth - Service Class 2
                                          (ChoicePlus II Access)                        Overseas - Service Class 2
                                          (ChoicePlus II Advance)
                                          (ChoicePlus II Bonus)
                                          30070BNYBA [ChoicePlus Assurance (B Share)]
                                          30070BNYC [ChoicePlus Assurance (C Share)]
                                          30070BNYAL[ChoicePlus Assurance (L Share)]
                                          30070BNYN [ChoicePlus Assurance (Bonus)]

LLANY Separate Account R for              LN650 (SVUL)                                  Growth - Service Class
Flexible Premium Variable                                                               High Income - Service Class
Life Insurance                                                                          Overseas - Service Class

                                          ELITE SERIES:                                 Equity-Income - Service Class
                                          LN655 (SVUL II)                               Growth - Service Class
                                          LN650 (SVUL)                                  Overseas - Service Class
                                          LN656 (SVUL III)

LLANY Separate Account S for Flexible     ELITE SERIES:                                 Equity-Income - Service Class
Premium Variable Life Insurance           LN925  (CVUL III)                             Growth - Service Class
                                                                                        Overseas - Service Class

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to Schedule A to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.



Date    10/6/03                 LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
    ------------------------

                                By:               /s/ Rise C. M. Taylor
                                         -----------------------------------
                                Name:    Rise C. M. Taylor
                                Title:   2nd Vice-President



Date                            VARIABLE INSURANCE PRODUCTS FUNDS
    ------------------------
                                By:               /s/ Maria Dwyer
                                         -----------------------------------

                                Name:             Maria Dwyer
                                         -----------------------------------

                                Title:            Treasurer
                                         -----------------------------------


Date        Oct. 17, 2003       FIDELITY DISTRIBUTORS CORPORATION
    ------------------------

                                By:               /s/ D. Holborn
                                         -----------------------------------


                                Name:             D. Holborn
                                         -----------------------------------

                                Title:            EVP
                                         -----------------------------------

                                   SCHEDULE A
                            AMENDED AS OF MAY 1, 2003

                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

                                         FORM NUMBERS OF CONTRACTS
NAME OF SEPARATE ACCOUNT                 FUNDED BY SEPARATE ACCOUNT                   FIDELITY FUND (CLASS)
------------------------                --------------------------                    ---------------------
Lincoln Life & Annuity Variable         GAC96-111; GAC91-101                          Asset Manager - Initial Class
Annuity Separate Account L              (GVA I, II, III)                              Contrafund - Service Class 2

Lincoln Life & Annuity Flexible         LN615NY (VUL I)                               Asset Manager - Initial Class
Premium Variable Life Account M                                                       Investment Grade Bond - Initial

                                        LN660NY (VUL) (VUL(CV))                         Contrafund - Service Class
                                        LN680NY (VUL(DB))

                                        ELITE SERIES:                                 Contrafund - Service Class
                                        LN665NY (LVUL(CV)-II)
                                        LN680 (LVUL(DB))
                                        LN670 (LVUL(CV)-III)
                                        LN690 (LVUL(DB)-II)

Lincoln New York Account N              AN426NY (ChoicePlus)                          Contrafund - Service Class 2
for Variable Annuities

                                        30296NY (ChoicePlus Access)                   Contrafund - Service Class 2

                                        30070BNYMVA3                                  Contrafund - Service Class 2
                                        (ChoicePlus II; ChoicePlus II Access)
                                        (ChoicePlus II Advance; ChoicePlus II Bonus)
                                        30070BNYBA [ChoicePlus Assurance (B Share)]
                                        30070BNYC  [ChoicePlus Assurance (C Share)]
                                        30070BNYAL [ChoicePlus Assurance (L Share)]
                                        30070BNYN [ChoicePlus Assurance (Bonus)]

LLANY Separate Account R for Flexible   LN650NY (SVUL)                                Contrafund - Service Class
Premium Variable Life Insurance

                                        ELITE SERIES:                                 Contrafund - Service Class
                                        LN655 (SVUL II)
                                        LN650 (SVUL)
                                        LN656 (SVUL III)

LLANY Separate Account S for Flexible   ELITE SERIES:                                 Asset Manager - Service Class
Premium Variable Life Insurance         LN925 (CVUL Series III)                       Contrafund - Service Class

         IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to Schedule A to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.


Date             10/6/03             LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
    -----------------------------

                                     By:               /s/ Rise C. M. Taylor
                                              ---------------------------------
                                     Name:    Rise C. M. Taylor
                                     Title:   2nd Vice President

DATE                                       VARIABLE INSURANCE PRODUCTS FUNDS II
    ------------------------
                                     By:               /s/ Maria Dwyer
                                              --------------------------

                                     Name:             Maria Dwyer
                                              ---------------------------------

                                     Title:            Treasurer
                                              ---------------------------------


Date          Oct 17, 2003           FIDELITY DISTRIBUTORS CORPORATION
    ---------------------------

                                     By:               D. Holborn
                                              ---------------------------------

                                     Name:             /s/ D. Holborn
                                              ---------------------------------

                                     Title:               EVP
                                              ---------------------------------

                                   SCHEDULE A
                            AMENDED AS OF MAY 1, 2003
                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

                                          FORM NUMBERS OF CONTRACTS
NAME OF SEPARATE ACCOUNT                  FUNDED BY SEPARATE ACCOUNT           FIDELITY FUND (CLASS)
-------------------------                 -------------------------            ---------------------
LLANY Separate Account R for Flexible     LN650NY (SVUL)                        Growth Opportunities
Premium Variable Life Insurance                                                 - Service Class

Lincoln Life & Annuity Flexible Premium   LN660NY (VUL) (VULCV)                  Growth Opportunities
Variable Life Account M                   LN680 NY (VULDB)                      - Service Class

         IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to Schedule A to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.


Date     10/6/2003               LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
    ------------------

                                 By:          /s/ Rise C. M. Taylor
                                          -----------------------------------
                                 Name:    Rise C. M. Taylor
                                 Title:   2nd Vice-President



Date                            VARIABLE INSURANCE PRODUCTS FUNDS III
    ------------------

                                 By:               /s/ Maria Dwyer
                                          -----------------------------------

                                 Name:             Maria Dwyer
                                          -----------------------------------

                                 Title:            Treasurer
                                          -----------------------------------


Date   Oct. 17, 2003            FIDELITY DISTRIBUTORS CORPORATION
    ------------------
                                 By:               /s/ D. Holborn
                                          -----------------------------------


                                 Name:             D. Holborn
                                          -----------------------------------

                                 Title:            EVP
                                          -----------------------------------

                                   SCHEDULE A
                            AMENDED AS OF MAY 1, 2004
                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

                                     FORM NUMBERS OF CONTRACTS
NAME OF SEPARATE ACCOUNT             FUNDED BY SEPARATE ACCOUNT                     FIDELITY FUND (CLASS)
------------------------             --------------------------                     ---------------------
Lincoln Life & Annuity Variable      GAC96-111; GAC91-101                           Growth - Initial Class
Annuity Separate Account L           (GVA I, II, III)                               Equity-Income - Initial Class
                                                                                    Money Market - Initial Class

Lincoln Life & Annuity Flexible      LN615NY (VUL I)                                Equity-Income - Initial Class
Premium Variable Life Account M

                                     LN660NY (VUL) (VUL(CV))                        Growth - Service Class
                                     LN680NY (VUL(DB))                              High Income - Service Class

                                     ELITE SERIES:                                  Equity-Income - Service Class
                                     LN680 (LVUL(DB))                               Growth - Service Class
                                     LN690 (LVUL(DB) II) (LVUL(DB) IV)              Overseas - Service Class
                                     LN665NY (VUL(CV) II)
                                     LN670 (LVUL(CV) III) (LVUL(CV) IV)
                                     LN691NY (LVUL(ONE))
                                     LN693NY (Momentum LVUL(ONE))

Lincoln New York Account N           AN426NY (ChoicePlus)                           Equity-Income - Initial Class
for Variable Annuities                                                              Growth - Initial Class
                                                                                    Overseas - Initial Class

                                     30296NY (ChoicePlus Access)                    Equity-Income -Service Class 2
                                                                                    Growth- Service Class 2
                                                                                    Overseas -Service Class 2

                                     30070BNYMVA3                                   Equity-Income -Service Class 2
                                     (ChoicePlus II)                                Growth- Service Class 2
                                     (ChoicePlus II Access)                         Overseas -Service Class 2
                                     (ChoicePlus II Advance)
                                     (ChoicePlus II Bonus)
                                     30070BNYBA [ChoicePlus Assurance (B Share)]
                                     30070BNYC [ChoicePlus Assurance (C Share)]
                                     30070BNYAL [ChoicePlus Assurance (L Share)]
                                     30070BNYN [ChoicePlus Assurance (Bonus)]
                                     AN501 (ChoicePlus Momentum Income Option)

LLANY Separate Account R for         LN650 (SVUL)                                   Growth - Service Class
Flexible Premium Variable                                                           High Income - Service Class
Life Insurance                                                                      Overseas - Service Class

                                     ELITE SERIES:                                  Equity-Income - Service Class
                                     LN655 (SVUL II)                                Growth - Service Class
                                     LN650 (SVUL)                                   Overseas - Service Class
                                     LN656 (SVUL III) (SVUL IV)

LLANY Separate Account S for         ELITE SERIES:                                  Equity-Income - Service Class
Flexible Premium Variable Life       LN925  (CVUL III)                              Growth - Service Class
Insurance                                                                           Overseas - Service Class

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to Schedule A to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.


Date      12/17/04                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
     -----------------

                                     By:    /s/ Rise C. M. Taylor
                                            ----------------------------
                                     Name:  Rise C. M. Taylor
                                     Title: 2nd Vice-President


Date      12/17/04                   VARIABLE INSURANCE PRODUCTS FUNDS
     -----------------
                                     By:    /s/ Christine Reynolds
                                        --------------------------------

                                     Name:  Christine Reynolds

                                     Title: Treasurer, SVP


Date      12/17/04                   FIDELITY DISTRIBUTORS CORPORATION
     -----------------
                                     By:    /s/ Don Holborn
                                            ----------------------------

                                     Name:  Don Holborn

                                     Title: EVP

                   AMENDMENT NO. 6 TO PARTICIPATION AGREEMENT

Lincoln Life & Annuity Company of New York, Variable Insurance Products Fund III and Fidelity Distributors Corporation, hereby amend their Participation Agreement, dated October 15, 1999 and as subsequently amended, by replacing Schedule A in its entirety with the following:


                                   SCHEDULE A
                            AMENDED AS OF MAY 1, 2005
                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

                                       FORM NUMBERS OF CONTRACTS FUNDED BY
   NAME OF SEPARATE ACCOUNT                     SEPARATE ACCOUNT                   FIDELITY FUND (CLASS)
---------------------------------------------------------------------------------------------------------------
Lincoln Life & Annuity Flexible   LN660NY (VUL) (VUL(CV))                        Growth Opportunities - Service
Premium Variable Life Account M   LN680NY (VUL(DB))                              Class

                                  ELITE SERIES:
                                  LN680NY (VUL(DB))                              Mid Cap - Service Class
                                  LN690NY (VUL(DB) II) (VUL(DB) IV)
                                  LN665NY (VUL(CV) II) (VULFlex)
                                  LN670NY (VUL(CV) III) (VUL(CV) IV)
                                  LN691NY (VUL(ONE))
                                  LN693NY (Momentum VUL(ONE))
                                  LN694NY (VUL(ONE) 2005)
                                  LN695NY (Momentum VUL(ONE)2005

Lincoln New York Account N for    AN426NY (ChoicePlus)                           Mid Cap - Service Class
Variable Annuities
                                  30296NY (ChoicePlus Access)                    Mid Cap - Service Class

                                  30070BNYMVA3                                   Mid Cap - Service Class
                                  (ChoicePlus II; ChoicePlus II Access)
                                  (ChoicePlus II Advance; ChoicePlus II Bonus)
                                  30070BNYBA [ChoicePlus Assurance (B Share)]
                                  30070BNYC [ChoicePlus Assurance (C Share)]
                                  30070BNYAL [ChoicePlus Assurance (L Share)]
                                  30070BNYN [ChoicePlus Assurance (Bonus)]
                                  AN501NY (ChoicePlus Momentum Income Option)

LLANY Separate Account R for      LN650NY (SVUL)                                 Growth Opportunities - Service
Flexible Premium Variable Life                                                   Class
Insurance                         ELITE SERIES:
                                  LN650NY (SVUL)                                 Mid Cap - Service Class
                                  LN656NY (SVUL IV)

LLANY Separate Account S for      ELITE SERIES:                                  Mid-Cap - Service Class
Flexible Premium Variable Life    LN925NY (CVUL Series III)
Insurance                         LN935NY (LCV4)

LNY Separate Account 401         19476 (Director)        Mid-Cap - Initial Class
for Group Annuities

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to Schedule A to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.


Date  June 1, 2005                    LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
    ---------------
                                      By:    /s/ Rise C. M. Taylor
                                             -----------------------------------
                                      Name:  Rise C. M. Taylor
                                      Title: 2nd Vice-President


Date  July 15, 2005                   VARIABLE INSURANCE PRODUCTS FUND III
    ----------------
                                      By:    /s/ Christine Reynolds
                                             -----------------------------------
                                      Name:  Christine Reynolds
                                      Title: Treasurer, SVP


Date  June 7, 2005                    FIDELITY DISTRIBUTORS CORPORATION
    ---------------
                                      By:    /s/ Bill Loehning
                                             -----------------------------------
                                      Name:  Bill Loehning
                                      Title: EVP

                   AMENDMENT NO. 7 TO PARTICIPATION AGREEMENT

Lincoln Life & Annuity Company of New York, Variable Insurance Products Fund and Fidelity Distributors Corporation, hereby amend their Participation Agreement, dated September 1, 1996 and as subsequently amended, by replacing Schedule A in its entirety with the following:


                                   SCHEDULE A
                            AMENDED AS OF MAY 1, 2005
                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

                                  FORM NUMBERS OF CONTRACTS
NAME OF SEPARATE ACCOUNT          FUNDED BY SEPARATE ACCOUNT                     FIDELITY FUND (CLASS)
-------------------------------   --------------------------------------------   ------------------------------
Lincoln Life & Annuity Variable   GAC96-111; GAC91-101                           Growth - Initial Class
Annuity Separate Account L        (GVA I, II, III)                               Equity-Income - Initial Class
                                                                                 Money Market - Initial Class

Lincoln Life & Annuity Flexible   LN615NY (VUL I)                                Equity-Income - Initial Class
Premium Variable Life Account M

                                  LN660NY (VUL) (VUL(CV))                        Growth - Service Class
                                  LN680NY (VUL(DB))                              High Income - Service Class

                                  ELITE SERIES:                                  Equity-Income - Service Class
                                  LN680NY (VUL(DB))                              Growth - Service Class
                                  LN690NY (VUL(DB) II) (VUL(DB) IV)              Overseas - Service Class
                                  LN665NY (VUL(CV) II) (VULFlex)
                                  LN670NY (VUL(CV) III) (VUL(CV) IV)
                                  LN691NY (VUL(ONE))
                                  LN693NY (Momentum VULONE)
                                  LN694NY (VULONE2005)
                                  LN695NY (Momentum VULONE2005)

Lincoln New York Account N        AN426NY (ChoicePlus)                           Equity-Income - Initial Class
for Variable Annuities                                                           Growth - Initial Class
                                                                                 Overseas - Initial Class

                                  30296NY (ChoicePlus Access)                    Equity-Income -Service Class 2
                                                                                 Growth- Service Class 2
                                                                                 Overseas -Service Class 2

                                  30070BNYMVA3                                   Equity-Income -Service Class 2
                                  (ChoicePlus II)                                Growth- Service Class 2
                                  (ChoicePlus II Access)                         Overseas -Service Class 2
                                  (ChoicePlus II Advance)
                                  (ChoicePlus II Bonus)
                                  30070BNYBA [ChoicePlus Assurance (B Share)]
                                  30070BNYC [ChoicePlus Assurance (C Share)]
                                  30070BNYAL [ChoicePlus Assurance (L Share)]
                                  30070BNYN [ChoicePlus Assurance (Bonus)]
                                  AN501NY (ChoicePlus Momentum Income Option)

LLANY Separate Account R for      LN650NY (SVUL)                                 Growth - Service Class
Flexible Premium Variable                                                        High Income - Service Class
Life Insurance                                                                   Overseas - Service Class

                                  ELITE SERIES:                                  Equity-Income - Service Class
                                  LN655NY (SVUL II)                              Growth - Service Class
                                  LN650NY (SVUL)                                 Overseas - Service Class
                                  LN656NY (SVUL III) (SVUL IV)

LLANY Separate Account S for      ELITE SERIES:                                  Equity-Income - Service Class
Flexible Premium Variable Life    LN925NY (CVUL III)                             Growth - Service Class
Insurance                         LN935NY (LCV4)                                 Overseas - Service Class

LNY Separate Account 401 for      19476NY (Director)                             Equity-Income - Service Class 2
Group Annuities                                                                  Growth - Service Class 2
                                                                                 Overseas - Service Class 2


     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to Schedule A to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.


Date June 1, 2005                     LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
     --------------
                                      By:    /s/ Rise C.M. Taylor
                                             -----------------------------------
                                      Name:  Rise C. M. Taylor
                                      Title: 2nd Vice-President


Date July 15, 2005                    VARIABLE INSURANCE PRODUCTS FUND
     --------------
                                      By:    /s/ Christine Reynolds
                                             -----------------------------------
                                      Name:  Christine Reynolds
                                      Title: Treasurer, SVP


Date June 7, 2005                     FIDELITY DISTRIBUTORS CORPORATION
     --------------
                                      By:    /s/ Bill Loehning
                                             -----------------------------------
                                      Name:  Bill Loehning
                                      Title: EVP

                   AMENDMENT NO. 10 TO PARTICIPATION AGREEMENT

Lincoln Life & Annuity Company of New York, Variable Insurance Products Fund II and Fidelity Distributors Corporation, hereby amend their Participation Agreement, dated September 1, 1996 and as subsequently amended, by replacing Schedule A in its entirety with the following:


                                   SCHEDULE A
                            AMENDED AS OF MAY 1, 2005
                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

                                           FORM NUMBERS OF CONTRACTS
   NAME OF SEPARATE ACCOUNT                FUNDED BY SEPARATE ACCOUNT                 FIDELITY FUND (CLASS)
-------------------------------   --------------------------------------------   -------------------------------
Lincoln Life & Annuity Variable   GAC96-111; GAC91-101                           Asset Manager - Initial Class
Annuity Separate Account L        (GVA I, II, III)                               Contrafund - Service Class 2

Lincoln Life & Annuity            LN615NY (VUL I)                                Asset Manager - Initial Class
Flexible Premium Variable                                                        Investment Grade Bond - Initial
Life Account M
                                  LN660NY (VUL) (VUL(CV))                        Contrafund - Service Class
                                  LN680NY (VUL(DB))

                                  ELITE SERIES:                                  Contrafund - Service Class
                                  LN680NY (VUL(DB))
                                  LN690NY (VUL(DB) II) (VUL(DB) IV)
                                  LN665NY (VUL(CV) II) (VULFlex)
                                  LN670NY (VUL(CV) III) (VUL(CV) IV)
                                  LN691NY (VUL(ONE))
                                  LN693NY (Momentum VUL(ONE))
                                  LN694NY (VUL(ONE) 2005)
                                  LN695NY (Momentum VUL(ONE)2005)

Lincoln New York Account N        AN426NY (ChoicePlus)                           Contrafund - Service Class 2
for Variable Annuities
                                  30296NY (ChoicePlus Access)                    Contrafund - Service Class 2

                                  30070BNYMVA3                                   Contrafund - Service Class 2
                                  (ChoicePlus II; ChoicePlus II Access)
                                  (ChoicePlus II Advance; ChoicePlus II
                                  Bonus)
                                  30070BNYBA [ChoicePlus Assurance (B Share)]
                                  30070BNYC [ChoicePlus Assurance (C Share)]
                                  30070BNYAL [ChoicePlus Assurance (L Share)]
                                  30070BNYN [ChoicePlus Assurance (Bonus)]
                                  AN501NY (ChoicePlus Momentum Income
                                  Option)

LLANY Separate Account R for      LN650NY (SVUL)                                 Contrafund - Service Class
Flexible Premium Variable Life
Insurance
                                  ELITE SERIES:                                  Contrafund - Service Class
                                  LN655NY (SVUL II)
                                  LN650NY (SVUL)
                                  LN656NY (SVUL III) (SVUL IV)

LLANY Separate Account S for      ELITE SERIES:                                  Asset Manager - Service Class
Flexible Premium Variable Life    LN925NY (CVUL Series III)                      Contrafund - Service Class
Insurance                         LN935NY (LCV4)

LNY Separate Account 401 for      19476 (Director)                               Contrafund - Service Class
Group Annuities

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to Schedule A to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.


Date   June 1, 2005                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
    -----------------
                                      By:    /s/ Rise C.M. Taylor
                                             -----------------------------------
                                      Name:  Rise C. M. Taylor
                                      Title: 2nd Vice President


Date   July 15, 2005                  VARIABLE INSURANCE PRODUCTS FUND II
    -----------------
                                      By:    /s/ Christine Reynolds
                                             -----------------------------------
                                      Name:  Christine Reynolds
                                      Title: Treasurer, SVP


Date   June 7, 2005                   FIDELITY DISTRIBUTORS CORPORATION
    -----------------
                                      By:    /s/ Bill Loehning
                                             -----------------------------------
                                      Name:  Bill Loehning
                                      Title: EVP

                   AMENDMENT NO. 11 TO PARTICIPATION AGREEMENT

Lincoln Life & Annuity Company of New York, Variable Insurance Products Fund II and Fidelity Distributors Corporation, hereby amend their Participation Agreement, dated September 1, 1996 and as subsequently amended, by replacing Schedules A and C in their entirety with the following:

                                   SCHEDULE A
                            AMENDED AS OF MAY 1, 2006
                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

                                             FORM NUMBERS OF CONTRACTS
    NAME OF SEPARATE ACCOUNT                FUNDED BY SEPARATE ACCOUNT                 FIDELITY FUND (CLASS)
----------------------------------  --------------------------------------------  -------------------------------
Lincoln Life & Annuity Variable     GAC96-111; GAC91-101                          Asset Manager - Initial Class
Annuity Separate Account L          (GVA I, II, III)                              Contrafund - Service Class 2

Lincoln Life & Annuity Flexible     LN615NY (VUL I)                               Asset Manager - Initial Class
Premium Variable Life Account M                                                   Investment Grade Bond - Initial

                                    LN660NY (VUL) (VUL(CV))                       Contrafund - Service Class
                                    LN680NY (VUL(DB))

                                    ELITE SERIES:                                 Contrafund - Service Class
                                    LN680NY (VUL(DB))
                                    LN690NY (VUL(DB) II) (VUL(DB) IV)
                                    LN665NY (VUL(CV) II) (VULFlex)
                                    LN670NY (VUL(CV) III) (VUL(CV) IV)
                                    LN691NY (VUL(ONE))
                                    LN693NY (Momentum VUL(ONE))
                                    LN694NY (VUL(ONE) 2005)
                                    LN695NY (Momentum VUL(ONE)2005)

Lincoln New York Account N          AN426NY (ChoicePlus)                          Contrafund - Service Class 2
for Variable Annuities
                                    30296NY (ChoicePlus Access)                   Contrafund - Service Class 2

                                    30070BNYMVA3                                  Contrafund - Service Class 2
                                    (ChoicePlus II; ChoicePlus II Access)
                                    (ChoicePlus II Advance; ChoicePlus II Bonus)
                                    30070BNYBA [ChoicePlus Assurance (B Share)]
                                    30070BNYC [ChoicePlus Assurance (C Share)]
                                    30070BNYAL [ChoicePlus Assurance (L Share)]
                                    30070BNYN [ChoicePlus Assurance (Bonus)]
                                    AN501NY (ChoicePlus Momentum Income Option)

LLANY Separate Account R for        LN650NY (SVUL)                                Contrafund - Service Class
Flexible Premium Variable Life
Insurance

                                    ELITE SERIES:                                 Contrafund - Service Class
                                    LN655NY (SVUL II)
                                    LN650NY (SVUL)
                                    LN656NY (SVUL III) (SVUL IV)
                                    LN657 (SVULONE)
                                    LN658 (Momentum SVULONE)

LLANY Separate Account S for        ELITE SERIES:                                 Asset Manager - Service Class
Flexible Premium Variable Life      LN925NY (CVUL Series III)                     Contrafund - Service Class
Insurance                           LN935NY (LCV4)
                                    LN939NY (LCV5)

LNY Separate Account 401 for Group  19476 (Director)                              Contrafund - Service Class
Annuities

                                   SCHEDULE C
                            AMENDED AS OF MAY 1, 2006

Other investment companies currently available under variable annuities or variable life insurance issued by the Company:

AIM Variable Insurance Funds, Inc.
Alger
AllianceBernstein Variable Products Series Fund
American Century Investments Variable Products
American Funds Insurance Series
Baron Capital Funds Trust

Delaware VIP Trust

Dreyfus Variable Investment Fund
DWS Investments VIT Funds (f/k/a Scudder; f/k/a/ BT Insurance Funds Trust) Evergreen
Franklin Templeton Variable Insurance Products Trust
Janus Aspen Series
Lincoln Variable Insurance Products Trust
M Funds
MFS(R) Variable Insurance Trust
OCC Accumulation Trust
Oppenheimer Funds
Neuberger Berman Advisers Management Trust
Putnam Variable Trust
T. Rowe Price International Series, Inc.
Wells Fargo Variable Trust Funds

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to Schedules A and C to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.

Date 6/12/06                          LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK


                                      By: /s/ Kelly D. Clevenger
                                          --------------------------------------
                                      Name: Kelly D. Clevenger
                                      Title: 2nd Vice President


Date 8/31/06                          VARIABLE INSURANCE PRODUCTS FUND II


                                      By: /s/ Christine Reynolds
                                          --------------------------------------
                                      Name: Christine Reynolds
                                      Title: Treasurer, SVP


Date 8/15/06                          FIDELITY DISTRIBUTORS CORPORATION


                                      By: /s/ Bill Loehning
                                          --------------------------------------
                                      Name: Bill Loehning
                                      Title: EVP

                   AMENDMENT NO. 7 TO PARTICIPATION AGREEMENT

Lincoln Life & Annuity Company of New York, Variable Insurance Products Fund III and Fidelity Distributors Corporation, hereby amend their Participation Agreement, dated October 15, 1999 and as subsequently amended, by replacing Schedules A and C in their entirety with the following:

                                   SCHEDULE A
                            AMENDED AS OF MAY 1, 2006
                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

                                     FORM NUMBERS OF CONTRACTS FUNDED BY SEPARATE
    NAME OF SEPARATE ACCOUNT                           ACCOUNT                      FIDELITY FUND (CLASS)
-----------------------------------  --------------------------------------------  -----------------------
Lincoln Life & Annuity Flexible      LN660NY (VUL) (VUL(CV))                       Growth Opportunities
Premium Variable Life Account M      LN680NY (VUL(DB))                             - Service Class

                                     ELITE SERIES:
                                     LN680NY (VUL(DB))                             Mid Cap - Service Class
                                     LN690NY (VUL(DB) II) (VUL(DB) IV)
                                     LN665NY (VUL(CV) II) (VULFlex)
                                     LN670NY (VUL(CV) III) (VUL(CV) IV)
                                     LN691NY (VUL(ONE))
                                     LN693NY (Momentum VUL(ONE))
                                     LN694NY (VUL(ONE) 2005)
                                     LN695NY (Momentum VUL(ONE)2005

Lincoln New York Account N for       AN426NY (ChoicePlus)                          Mid Cap - Service Class
Variable Annuities
                                     30296NY (ChoicePlus Access)                   Mid Cap - Service Class

                                     30070BNYMVA3                                  Mid Cap - Service Class
                                     (ChoicePlus II; ChoicePlus II Access)
                                     (ChoicePlus II Advance; ChoicePlus II Bonus)
                                     30070BNYBA [ChoicePlus Assurance Share)]
                                     30070BNYC [ChoicePlus Assurance (C Share)]
                                     30070BNYAL [ChoicePlus Assurance (L Share)]
                                     30070BNYN [ChoicePlus Assurance (Bonus)]
                                     AN501NY (ChoicePlus Momentum Income Option)

LLANY Separate Account R for         LN650NY (SVUL)                                Growth Opportunities -
Flexible Premium Variable Life                                                     Service Class
Insurance                            ELITE SERIES:
                                     LN650NY (SVUL)                                Mid Cap - Service Class
                                     LN656NY (SVUL IV)

                                     LN657 (SVULONE)                               Mid Cap - Service Class
                                     LN658 (MOMENTUM SVULONE)

LLANY Separate Account S for         ELITE SERIES:                                 Mid-Cap - Service Class
Flexible Premium Variable Life       LN925NY (CVUL Series III)
Insurance                            LN935NY (LCV4)
                                     LN939NY (LCV5)

LNY Separate Account 401 for Group   19476 (Director)                              Mid-Cap - Initial Class
Annuities

                                   SCHEDULE C
                            AMENDED AS OF MAY 1, 2006

Other investment companies currently available under variable annuities or variable life insurance issued by the Company:

AIM Variable Insurance Funds, Inc.
Alger
AllianceBernstein Variable Products Series Fund
American Century Investments Variable Products
American Funds Insurance Series
Baron Capital Funds Trust
Delaware VIP Trust
DWS Investments VIT Funds (f/k/a/ Scudder; f/k/a BT Insurance Funds Trust) Dreyfus Variable Investment Fund
Evergreen
Franklin Templeton Vairable Insurance Products Trust
Janus Aspen Series

Lincoln Variable Insurance Products Trust
M Funds
MFS Variable Insurance Trust
Neuberger Berman AMT
OCC Accumulation Trust
Oppenheimer Funds
Putnam Variable Trust
T. Rowe Price International Series, Inc.
Wells Fargo Variable Trust Funds

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to Schedules A and C to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.

Date 6/12/06                          LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK


                                      By: /s/ Kelly D. Clevenger
                                          --------------------------------------
                                      Name: Kelly D. Clevenger
                                      Title: 2nd Vice President


Date 8/31/06                          VARIABLE INSURANCE PRODUCTS FUND III


                                      By: /s/ Christine Reynolds
                                          --------------------------------------
                                      Name: Christine Reynolds
                                      Title: Treasurer, SVP


Date 8/15/06                          FIDELITY DISTRIBUTORS CORPORATION


                                      By: /s/ Bill Loehning
                                          --------------------------------------
                                      Name: Bill Loehning
                                      Title: EVP

                   AMENDMENT NO. 8 TO PARTICIPATION AGREEMENT

Lincoln Life & Annuity Company of New York, Variable Insurance Products Fund III and Fidelity Distributors Corporation, hereby amend their Participation Agreement, dated October 15, 1999 and as subsequently amended, by replacing Schedules A and C in their entirety with the following:

                                   SCHEDULE A
                          AMENDED AS OF OCTOBER 1, 2006
                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

                                                   FORM NUMBERS OF CONTRACTS FUNDED BY
        NAME OF SEPARATE ACCOUNT                            SEPARATE ACCOUNT                   FIDELITY FUND (CLASS)
--------------------------------------------  ----------------------------------------------  -----------------------
Lincoln Life & Annuity Flexible Premium       LN660NY (VUL) (VUL(CV))                         Growth Opportunities
Variable Life Account M                       LN680NY (VUL(DB))                               - Service Class
                                              ELITE SERIES:
                                              LN680NY (VUL(DB))                               Mid Cap - Service Class
                                              LN690NY (VUL(DB) II) (VUL(DB) IV)
                                              LN665NY (VUL(CV) II) (VULFlex)
                                              LN670NY (VUL(CV) III) (VUL(CV) IV)
                                              LN691NY (VUL(ONE)
                                              LN693NY (Momentum VUL(ONE)
                                              LN694NY (VULONE 2005)
                                              LN695NY (Momentum VUL(ONE) 2005
Lincoln New York Account N for Variable       AN426NY (ChoicePlus)                            Mid Cap - Service Class
Annuities
                                              30296NY (ChoicePlus Access)                     Mid Cap - Service Class
                                              30070BNYMVA3                                    Mid Cap - Service Class 2
                                              (ChoicePlus II; ChoicePlus II Access)
                                              (ChoicePlus II Advance; ChoicePlus II Bonus)
                                              30070BNYBA [ChoicePlus Assurance (B Share)]
                                              30070BNYC [ChoicePlus Assurance (C Share)]
                                              30070BNYAL [ChoicePlus Assurance (L Share)]
                                              30070BNYN [ChoicePlus Assurance (Bonus)]
                                              AN501NY (ChoicePlus Momentum Income Option)
                                              30070-CP-Design 1, 2 or 3 (ChoicePlus Design)
LLANY Separate Account R for Flexible         LN650NY (SVUL)                                  Growth Opportunities -
Premium Variable Life Insurance                                                               Service Class
                                              ELITE SERIES:
                                              LN650NY (SVUL)                                  Mid Cap - Service Class
                                              LN656NY (SVUL IV)
                                              LN657 (SVULONE)                                 Mid Cap - Service Class
                                              LN658 (MOMENTUM SVUL(ONE))

LLANY Separate Account S for Flexible         ELITE SERIES:                                   Mid-Cap - Service Class
Premium Variable Life Insurance               LN925NY (CVUL Series III)
                                              LN935NY (LCV4)
                                              LN939NY (LCV5)
LNY Separate Account 401 for Group            19476 (Director)                                Mid-Cap - Initial Class
Annuities
Lincoln Life & Annuity Flexible Premium       LN930NY (Lincoln Corporate Private Solution)    Growth Opportunities -
Variable Life Account Z                                                                       Service Class
                                                                                              Mid-Cap - Service Class

                                   SCHEDULE C
                          AMENDED AS OF OCTOBER 1, 2006

Other investment companies currently available under variable annuities or variable life insurance issued by the Company:

AIM Variable Insurance Funds, Inc.

Alger

AllianceBernstein Variable Products Series Fund

American Century Investments Variable Products

American Funds Insurance Series

Baron Capital Funds Trust

Delaware VIP Trust

DWS Investments VIT Funds (f/k/a/ Scudder; f/k/a BT Insurance Funds Trust)

Dreyfus Variable Investment Fund

Evergreen

Franklin Templeton Vairable Insurance Products Trust

Goldman Sachs VIT

Janus Aspen Series

JP Morgan

Jefferson Pilot Variable Fund

Lincoln Variable Insurance Products Trust

M Funds

MFS Variable Insurance Trust

Neuberger  Berman AMT

OCC Accumulation Trust

Oppenheimer Funds

PIMCO

ProFund VP

Putnam Variable Trust

T. Rowe Price International Series, Inc.

Vanguard VIF

Wells Fargo Variable Trust Funds

Vanguard Wells Fargo Variable Trust Funds

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to Schedules A and C to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.

Date 11/1/06                         LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK


                                     By: /s/ Kelly D. Clevenger
                                         ---------------------------------------
                                     Name: Kelly D. Clevenger
                                     Title: 2nd Vice-President


Date 12/7/06                         VARIABLE INSURANCE PRODUCTS FUND


                                     By: /s/ Christine Reynolds
                                         ---------------------------------------
                                     Name: Christine Reynolds
                                     Title: Treasurer, SVP


Date 11/27/06                        FIDELITY DISTRIBUTORS CORPORATION


                                     By: /s/ Bill Loehning
                                         ---------------------------------------
                                     Name: Bill Loehning
                                     Title: EVP

                   AMENDMENT NO. 8 TO PARTICIPATION AGREEMENT

Lincoln Life & Annuity Company of New York, Variable Insurance Products Fund and Fidelity Distributors Corporation, hereby amend their Participation Agreement, dated September 1, 1996 and as subsequently amended, by replacing Schedules A and C in their entirety with the following:

                                   SCHEDULE A
                            AMENDED AS OF MAY 1, 2006
                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

                                                   FORM NUMBERS OF CONTRACTS
NAME OF SEPARATE ACCOUNT                           FUNDED BY SEPARATE ACCOUNT                          FIDELITY FUND (CLASS)
------------------------------------------  ------------------------------------------------  --------------------------------------
Lincoln Life & Annuity Variable             GAC96-111; GAC91-101                              Growth - Initial Class
Annuity Separate Account L                  (GVA I, II, III)                                  Equity-Income - Initial Class
                                                                                              Money Market - Initial Class
Lincoln Life & Annuity Flexible             LN615NY (VUL I)                                   Equity-Income - Initial Class
Premium Variable Life Account M
                                            LN660NY (VUL) (VUL(CV))                           Growth - Service Class
                                            LN680NY (VUL(DB))                                 High Income - Service Class
                                            ELITE SERIES:                                     Equity-Income - Service Class
                                            LN680NY (VUL(DB))                                 Growth - Service Class
                                            LN690NY (VUL(DB) II) (VUL(DB) IV)                 Overseas - Service Class
                                            LN665NY (VUL(CV) II) (VULFlex)
                                            LN670NY (VUL(CV) III) (VUL(CV) IV)
                                            LN691NY (VULONE)
                                            LN693NY (Momentum VUL(ONE))
                                            LN694NY (VUL(ONE))2005)
                                            LN695NY (Momentum VUL(ONE)2005)
Lincoln New York Account N                  AN426NY (ChoicePlus)                              Equity-Income - Initial Class
for Variable Annuities                                                                        Growth - Initial Class
                                                                                              Overseas - Initial Class
                                            30296NY (ChoicePlus Access)                       Equity-Income -Service Class 2
                                                                                              Growth- Service Class 2
                                                                                              Overseas -Service Class 2
                                            30070BNYMVA3                                      Equity-Income -Service Class 2
                                            (ChoicePlus II)                                   Growth- Service Class 2
                                            (ChoicePlus II Access)                            Overseas -Service Class 2
                                            (ChoicePlus II Advance)
                                            (ChoicePlus II Bonus)
                                            30070BNYBA [ChoicePlus Assurance (B Share)]
                                            30070BNYC [ChoicePlus Assurance (C Share)]
                                            30070BNYAL [ChoicePlus Assurance (L Share)]
                                            30070BNYN [ChoicePlus Assurance (Bonus)]
                                            AN501NY (ChoicePlus Momentum Income Option)

LLANY Separate Account R for                LN650NY (SVUL)                                    Growth - Service Class
Flexible Premium Variable                                                                     High Income - Service Class
Life Insurance                                                                                Overseas - Service Class
                                            ELITE SERIES:                                     Equity-Income - Service Class
                                            LN655NY (SVUL II)                                 Growth - Service Class
                                            LN650NY (SVUL)                                    Overseas - Service Class
                                            LN656NY (SVUL III) (SVUL IV)
                                            LN657 (SVUL(ONE))                                 Growth - Service Class
                                            LN658 (Momentum SVUL(ONE))                        Overseas - Service Class
LLANY Separate Account S for Flexible       ELITE SERIES:                                     Equity-Income - Service Class
Premium Variable Life Insurance             LN925NY (CVUL III)                                Growth - Service Class
                                            LN935NY (LCV4)                                    Overseas - Service Class
                                            LN939NY (LCV5)                                    Growth - Service Class
                                                                                              Overseas - Service Class
LNY Separate Account 401 for Group          19476NY (Director)                                Equity-Income - Service Class 2
Annuities                                                                                     Growth - Service Class 2
                                                                                              Overseas - Service Class 2

                                   SCHEDULE C
                            AMENDED AS OF MAY 1, 2006

Other investment companies currently available under variable annuities or variable life insurance issued by the Company:

AIM Variable Insurance Funds, Inc.

Alger

AllianceBernstein Variable Products Series Fund

American Century Investments Variable Products

American  Funds Insurance Series)

Baron Capital Funds Trust

DWS Investments VIT Funds (f/k/a/ Scudder; f/k/a BT Insurance Funds Trust)

Delaware VIP Trust

Dreyfus Variable Investment Fund

Evergreen

Franklin Templeton Variable Insurance Products Trust

Janus Aspen Series

Lincoln Variable Insurance Products Trust

M Funds

MFS Variable Insurance Trust

Neuberger Berman Advisers Management Trust

OCC Accumulation Trust

Oppenheimer Funds

Putnam Variable Trust

T. Rowe Price International Series, Inc.

Wells Fargo Variable Trust Funds

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to Schedules A and C to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.

Date 6/12/06                         LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK


                                     By: /s/ Kelly D. Clevenger
                                         ---------------------------------------
                                     Name: Kelly D. Clevenger
                                     Title: 2nd Vice-President


Date 8/31/06                         VARIABLE INSURANCE PRODUCTS FUND


                                     By: /s/ Christine Reynolds
                                         ---------------------------------------
                                     Name: Christine Reynolds
                                     Title: Treasurer, SVP


Date 8/15/06                         FIDELITY DISTRIBUTORS CORPORATION


                                     By: /s/ Bill Loehning
                                         ---------------------------------------
                                     Name: Bill Loehning
                                     Title: EVP

                   AMENDMENT NO. 9 TO PARTICIPATION AGREEMENT

Lincoln Life & Annuity Company of New York, Variable Insurance Products Fund and Fidelity Distributors Corporation, hereby amend their Participation Agreement, dated September 1, 1996 and as subsequently amended, by replacing Schedules A and C in their entirety with the following:

                                   SCHEDULE A
                          AMENDED AS OF OCTOBER 1, 2006
                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

                                              FORM NUMBERS OF CONTRACTS
NAME OF SEPARATE ACCOUNT                      FUNDED BY SEPARATE ACCOUNT                      FIDELITY FUND (CLASS)
--------------------------------------------  ----------------------------------------------  --------------------------------------
Lincoln Life & Annuity Variable               GAC96-111; GAC91-101                            Growth - Initial Class
Annuity Separate Account L                    (GVA I, II, III)                                Equity-Income - Initial Class
                                                                                              Money Market - Initial Class

Lincoln Life & Annuity Flexible Premium       LN615NY (VUL I)                                 Equity-Income - Initial Class
Variable Life Account M

                                              LN660NY (VUL) (VUL(CV))                         Growth - Service Class
                                              LN680NY (VUL(DB))                               High Income - Service Class

                                              ELITE SERIES:                                   Equity-Income - Service Class
                                              LN680NY (VUL(DB))                               Growth - Service Class
                                              LN690NY (VUL(DB) II) (VUL(DB) IV)               Overseas - Service Class
                                              LN665NY (VUL(CV) II) (VULFlex)
                                              LN670NY (VUL(CV) III) (VUL(CV) IV)
                                              LN691NY (VULONE)
                                              LN693NY (Momentum VUL(ONE))
                                              LN694NY (VUL(ONE)2005)
                                              LN695NY (Momentum VUL(ONE)2005)

Lincoln New York Account N                    AN426NY (ChoicePlus)                            Equity-Income - Initial Class
for Variable Annuities                                                                        Growth - Initial Class
                                                                                              Overseas - Initial Class

                                              30296NY (ChoicePlus Access)                     Equity-Income -Service Class 2
                                                                                              Growth- Service Class 2
                                                                                              Overseas -Service Class 2

                                              30070BNYMVA3                                    Equity-Income -Service Class 2
                                              (ChoicePlus II)                                 Growth- Service Class 2
                                              (ChoicePlus II Access)                          Overseas -Service Class 2
                                              (ChoicePlus II Advance)
                                              (ChoicePlus II Bonus)
                                              30070BNYBA [ChoicePlus Assurance (B Share)]
                                              30070BNYC [ChoicePlus Assurance (C Share)]
                                              30070BNYAL [ChoicePlus Assurance (L Share)]
                                              30070BNYN [ChoicePlus Assurance (Bonus)]
                                              AN501NY (ChoicePlus Momentum Income Option)
                                              30070-CP-Design 1, 2 or 3 (ChoicePlus Design)

LLANY Separate Account R for                  LN650NY (SVUL)                                  Growth - Service Class
Flexible Premium Variable                                                                     High Income - Service Class
Life Insurance                                                                                Overseas - Service Class

                                              ELITE SERIES:                                   Equity-Income - Service Class
                                              LN655NY (SVUL II)                               Growth - Service Class
                                              LN650NY (SVUL)                                  Overseas - Service Class
                                              LN656NY (SVUL III) (SVUL IV)

                                              LN657 (SVUL(ONE))                               Growth - Service Class
                                              LN658 (Momentum SVUL(ONE))                      Overseas - Service Class

LLANY Separate Account S for Flexible         ELITE SERIES:                                   Equity-Income - Service Class
Premium Variable Life Insurance               LN925NY (CVUL III)                              Growth - Service Class
                                              LN935NY (LCV4)                                  Overseas - Service Class

                                              LN939NY (LCV5)                                  Growth - Service Class
                                                                                              Overseas - Service Class

LNY Separate Account 401 for Group Annuities  19476NY (Director)                              Equity-Income - Service Class 2
                                                                                              Growth - Service Class 2
                                                                                              Overseas - Service Class 2

Lincoln Life & Annuity Flexible Premium       LN930NY (Lincoln Corporation Private            Equity-Income - Service Class
Variable Life Account Z                       Solution)                                       Growth - Service Class
                                                                                              High Income - Service Class
                                                                                              Overseas - Service Class

                                   SCHEDULE C
                            AMENDED AS OF MAY 1, 2006

Other investment companies currently available under variable annuities or variable life insurance issued by the Company:

AIM Variable Insurance Funds, Inc.

Alger

AllianceBernstein Variable Products Series Fund

American Century Investments Variable Products

American Funds Insurance Series

Baron Capital Funds Trust

DWS Investments VIT Funds (f/k/a/ Scudder; f/k/a BT Insurance Funds Trust)

Delaware VIP Trust

Dreyfus Variable Investment Fund

Evergreen

Franklin Templeton Vairable Insurance Products Trust

Goldman Sachs VIT

Janus Aspen Series

JP Morgan

Jefferson Pilot Variable Fund

Lincoln Variable Insurance Products Trust

M Funds

MFS Variable Insurance Trust

Neuberger Berman Advisers Management Trust

OCC Accumulation Trust

Oppenheimer Funds

PIMCO

ProFund

Putnam Variable Trust

T. Rowe Price International Series, Inc.

Vanguard Wells Fargo Variable Trust Funds

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to Schedules A and C to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.

Date 11/1/06                         LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK


                                     By: /s/ Kelly D. Clevenger
                                         ---------------------------------------
                                     Name: Kelly D. Clevenger
                                     Title: 2nd Vice-President


Date 12/7/06                         VARIABLE INSURANCE PRODUCTS FUND


                                     By: /s/ Christine Reynolds
                                         ---------------------------------------
                                     Name: Christine Reynolds
                                     Title: Treasurer, SVP


Date 11/27/06                        FIDELITY DISTRIBUTORS CORPORATION


                                     By: /s/ Bill Loehning
                                         ---------------------------------------
                                     Name: Bill Loehning
                                     Title: EVP

                   AMENDMENT NO. 12 TO PARTICIPATION AGREEMENT

Lincoln Life & Annuity Company of New York, Variable Insurance Products Fund II and Fidelity Distributors Corporation, hereby amend their Participation Agreement, dated September 1, 1996 and as subsequently amended, by replacing Schedules A and C in their entirety with the following:

                                   SCHEDULE A
                          AMENDED AS OF OCTOBER 1, 2006
                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

                                                        FORM NUMBERS OF CONTRACTS
         NAME OF SEPARATE ACCOUNT                       FUNDED BY SEPARATE ACCOUNT                     FIDELITY FUND (CLASS)
--------------------------------------------  ----------------------------------------------  --------------------------------------
Lincoln Life & Annuity Variable               GAC96-111; GAC91-101                            Asset Manager - Initial Class
Annuity Separate Account L                    (GVA I, II, III)                                Contrafund - Service Class 2

Lincoln Life & Annuity Flexible Premium       LN615NY (VUL I)                                 Asset Manager - Initial Class
Variable Life Account M                                                                       Investment Grade Bond - Initial

                                              LN660NY (VUL) (VUL(CV))                         Contrafund - Service Class
                                              LN680NY (VUL(DB))

                                              ELITE SERIES:                                   Contrafund - Service Class
                                              LN680NY (VUL(DB))
                                              LN690NY (VUL(DB) II) (VUL(DB) IV)
                                              LN665NY (VUL(CV) II) (VULFlex)
                                              LN670NY (VUL(CV) III) (VUL(CV) IV)
                                              LN691NY (VULONE)
                                              LN693NY (Momentum VUL(ONE))
                                              LN694NY (VUL(ONE) 2005)
                                              LN695NY (Momentum VUL(ONE)2005)

Lincoln New York Account N                    AN426NY (ChoicePlus)                            Contrafund - Service Class 2
for Variable Annuities

                                              30296NY (ChoicePlus Access)                     Contrafund - Service Class 2

                                              30070BNYMVA3                                    Contrafund - Service Class 2
                                              (ChoicePlus II; ChoicePlus II Access)
                                              (ChoicePlus II Advance; ChoicePlus II Bonus)
                                              30070BNYBA [ChoicePlus Assurance (B Share)]
                                              30070BNYC [ChoicePlus Assurance (C Share)]
                                              30070BNYAL [ChoicePlus Assurance (L Share)]
                                              30070BNYN [ChoicePlus Assurance (Bonus)]
                                              AN501NY (ChoicePlus Momentum Income Option)
                                              30070-CP-Design 1, 2 or 3 (ChoicePlus Design)

LLANY Separate Account R for Flexible         LN650NY (SVUL)                                  Contrafund - Service Class
Premium Variable Life Insurance

                                              ELITE SERIES:                                   Contrafund - Service Class
                                              LN655NY (SVUL II)
                                              LN650NY (SVUL)

                                              LN656NY (SVUL III) (SVUL IV)
                                              LN657 (SVUL(ONE))
                                              LN658 (Momentum SVUL(ONE))

LLANY Separate Account S for Flexible         ELITE SERIES:                                   Asset Manager - Service Class
Premium Variable Life Insurance               LN925NY (CVUL Series III)                       Contrafund - Service Class
                                              LN935NY (LCV4)
                                              LN939NY (LCV5)

LNY Separate Account 401 for Group            19476 (Director)                                Contrafund - Service Class
Annuities

Lincoln Life & Annuity Flexible Premium       LN930NY (Lincoln Corporate Private Solution)    Asset Manager - Service Class
Variable Life Account Z                                                                       Contrafund - Service Class
                                                                                              Investment Grade Bond - Initial Class

                                   SCHEDULE C
                          AMENDED AS OF OCTOBER 1, 2006

Other investment companies currently available under variable annuities or variable life insurance issued by the Company:

AIM Variable Insurance Funds, Inc.

Alger

AllianceBernstein Variable Products Series Fund

American Century Investments Variable Products

American Funds  Insurance Series

Baron Capital Funds Trust

Delaware VIP Trust

Dreyfus Variable Investment Fund

DWS Investments VIT Funds (f/k/a Scudder; f/k/a/ BT Insurance Funds Trust)

Evergreen

Franklin Templeton Variable Insurance Products Trust

Goldman Sachs VIT

Janus Aspen Series

JP Morgan

Jefferson Pilot Variable Fund

Lincoln Variable Insurance Products Trust

M Funds

MFS(R) Variable Insurance Trust

Neuberger Berman Advisers Management Trust

OCC Accumulation Trust

Oppenheimer Funds

PIMCO

ProFund

Putnam Variable Trust

T. Rowe Price International Series, Inc.

Vanguard VIF

Wells Fargo Variable Trust Funds

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to Schedules A and C to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.

Date 11/1/06                         LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK


                                     By: /s/ Kelly D. Clevenger
                                         ---------------------------------------
                                     Name: Kelly D. Clevenger
                                     Title: 2nd Vice-President


Date 12/7/06                         VARIABLE INSURANCE PRODUCTS FUND


                                     By: /s/ Christine Reynolds
                                         ---------------------------------------
                                     Name: Christine Reynolds
                                     Title: Treasurer, SVP


Date 11/27/06                        FIDELITY DISTRIBUTORS CORPORATION


                                     By: /s/ Bill Loehning
                                         ---------------------------------------
                                     Name: Bill Loehning
                                     Title: EVP

                  AMENDMENT NO. 9 TO PARTICIPATION AGREEMENT

This Amendment to the Participation Agreement between Lincoln Life & Annuity Company of New York, Variable Insurance Products Fund III and Fidelity Distributors Corporation is effective April 2, 2007, regardless of when executed.

     WHEREAS, a merger of Lincoln Life & Annuity Company of New York and Jefferson Pilot LifeAmerica Insurance Company ("JPLA") is expected to occur on or about April 2, 2007;

     WHEREAS, effective on or about April 2, 2007, JPLA will change its state of domicile from New Jersey to New York and will change its name to Lincoln Life & Annuity Company of New York;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

     ASSIGNMENT. The parties consent to an assignment of the responsibilities of the former Lincoln Life & Annuity Company of New York under this Agreement to the new Lincoln Life & Annuity Company of New York.

     Each of the parties has caused this Amendment to be executed in its name and on behalf of its duly authorized officer on the date specified below.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.

Date  4/20/07                        LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
    -----------------
                                     By:    /s/ Kelly D. Clevenger
                                        ---------------------------------
                                     Name:  Kelly D. Clevenger
                                     Title: 2nd Vice-President


Date  7/3/07                         VARIABLE INSURANCE PRODUCTS FUND III
    -----------------
                                     By:    /s/ Kimberly Monasterio
                                        ---------------------------------
                                     Name:  Kimberly Monasterio
                                     Title: Treasurer, SVP


Date  6/10/07                        FIDELITY DISTRIBUTORS CORPORATION
    -----------------
                                     By:    /s/ Bill Loehning
                                        ---------------------------------
                                     Name:  Bill Loehning
                                     Title: EVP

              AMENDMENT NO. 10 TO PARTICIPATION AGREEMENT

This Amendment to the Participation Agreement between Lincoln Life & Annuity Company of New York, Variable Insurance Products Fund and Fidelity Distributors Corporation, is effective April 2, 2007, regardless of when executed.

     WHEREAS, a merger of Lincoln Life & Annuity Company of New York and Jefferson Pilot LifeAmerica Insurance Company ("JPLA") is expected to occur on or about April 2, 2007;

     WHEREAS, effective on or about April 2, 2007, JPLA will change its state of domicile from New Jersey to New York and will change its name to Lincoln Life & Annuity Company of New York;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

     ASSIGNMENT. The parties consent to an assignment of the responsibilities of the former Lincoln Life & Annuity Company of New York under this Agreement to the new Lincoln Life & Annuity Company of New York.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.

Date  4/20/07                        LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
    ---------------------
                                     By:    /s/ Kelly D. Clevenger
                                        -----------------------------------
                                     Name:  Kelly D. Clevenger
                                     Title: 2nd Vice-President


Date  7/3/07                         VARIABLE INSURANCE PRODUCTS FUND
    ---------------------
                                     By:    /s/ Kimberly Monasterio
                                        -----------------------------------
                                     Name:  Kimberly Monasterio
                                     Title: Treasurer, SVP


Date  6/10/07                        FIDELITY DISTRIBUTORS CORPORATION
    ---------------------
                                     By:    /s/ Bill Loehning
                                        -----------------------------------
                                     Name:  Bill Loehning
                                     Title: EVP

                  AMENDMENT NO. 13 TO PARTICIPATION AGREEMENT

This Amendment to the Participation Agreement between Lincoln Life & Annuity Company of New York, Variable Insurance Products Fund II and Fidelity Distributors Corporation is effective April 2, 2007, regardless of when executed.

     WHEREAS, a merger of Lincoln Life & Annuity Company of New York and Jefferson Pilot LifeAmerica Insurance Company ("JPLA") is expected to occur on or about April 2, 2007;

     WHEREAS, effective on or about April 2, 2007, JPLA will change its state of domicile from New Jersey to New York and will change its name to Lincoln Life & Annuity Company of New York;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

     ASSIGNMENT. The parties consent to an assignment of the responsibilities of the former Lincoln Life & Annuity Company of New York under this Agreement to the new Lincoln Life & Annuity Company of New York.

     Each of the parties has caused this Amendment to be executed in its name and on behalf of its duly authorized officer on the date specified below.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.

Date  4/20/07                        LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
    -----------------
                                     By:    /s/ Kelly D. Clevenger
                                        --------------------------------
                                     Name:  Kelly D. Clevenger
                                     Title: 2nd Vice-President


Date  7/3/07                         VARIABLE INSURANCE PRODUCTS FUND II
    -----------------
                                     By:    /s/ Kimberly Monasterio
                                        --------------------------------
                                     Name:  Kimberly Monasterio
                                     Title: Treasurer, SVP


Date  6/10/07                        FIDELITY DISTRIBUTORS CORPORATION
    -----------------
                                     By:    /s/ Bill Loehning
                                        --------------------------------
                                     Name:  Bill Loehning
                                     Title: EVP

                   AMENDMENT NO. 11 TO PARTICIPATION AGREEMENT

Lincoln Life & Annuity Company of New York, Variable Insurance Products Fund and Fidelity Distributors Corporation, hereby amend their Participation Agreement, dated September 1, 1996 and as subsequently amended, by replacing Schedules A and C in their entirety with the following:


                                   SCHEDULE A
                            AMENDED AS OF MAY 1, 2009
                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

                                               FORM NUMBERS OF CONTRACTS
NAME OF SEPARATE ACCOUNT                       FUNDED BY SEPARATE ACCOUNT                           FIDELITY FUND (CLASS)
---------------------------------------------- ---------------------------------------------------- --------------------------------
Lincoln Life & Annuity Variable                GAC96-111; GAC91-101                                 Growth - Initial Class
Annuity Separate Account L                     (GVA I, II, III)                                     Equity-Income - Initial Class
                                                                                                    Money Market - Initial Class

Lincoln Life & Annuity Flexible Premium        LN615NY (VUL I)                                      Equity-Income - Initial Class
Variable Life Account M

                                               LN660NY (VUL) (VUL(CV))                              Growth - Service Class
                                               LN680NY (VUL(DB))                                    High Income - Service Class

                                               ELITE SERIES:                                        Equity-Income - Service Class
                                               LN680NY (VUL(DB))                                    Growth - Service Class
                                               LN690NY (VUL(DB) II) (VUL(DB) IV)                    Overseas - Service Class
                                               LN665NY (VUL(CV) II) (VULFlex)
                                               LN670NY (VUL(CV) III) (VUL(CV) IV)
                                               LN691NY (VUL(ONE))
                                               LN693NY (Momentum VUL(ONE))
                                               LN694NY (VUL(ONE)2005)
                                               LN695NY (Momentum VUL(ONE)2005)
                                               LN696NY (VUL(ONE)2007), (Momentum
                                               VUL(ONE)2007)
                                               LN698NY AssetEdge


                                       1


Lincoln New York Account N for                 AN426NY (ChoicePlus)                                 Equity-Income - Initial Class
Variable Annuities                                                                                  Growth - Initial Class
                                                                                                    Overseas - Initial Class

                                               30296NY (ChoicePlus Access)                          Equity-Income -Service Class 2
                                                                                                    Growth- Service Class 2
                                                                                                    Overseas -Service Class 2

                                               30070BNYMVA3                                         Equity-Income -Service Class 2
                                                (ChoicePlus II)                                     Growth- Service Class 2
                                               (ChoicePlus II Access)                               Overseas -Service Class 2
                                               (ChoicePlus II Advance)
                                               (ChoicePlus II Bonus)
                                               30070BNYBA [(ChoicePlus Assurance (A Share/Class)]
                                               30070BNYBA [ChoicePlus Assurance (B Share)]
                                               30070BNYBA [(ChoicePlus Assurance (B Class)]
                                               30070BNYC [ChoicePlus Assurance (C Share)]
                                               30070BNYAL [ChoicePlus Assurance (L Share)]
                                               30070BNYN [ChoicePlus Assurance (Bonus)]
                                               AN501NY (ChoicePlus Momentum Income Option)
                                               30070-CP-Design 1, 2 or 3 (ChoicePlus Design)
                                               AN452 [(ChoicePlus Assurance (A Share/Class)
                                               i4LIFE(R) Advantage New York]
                                               AN452 [(ChoicePlus Assurance (B Share/Class)
                                               i4LIFE(R) Advantage New York]
                                               AN452 [(ChoicePlus Assurance (Design)
                                               i4LIFE(R) Advantage New York]

                                       2





LLANY Separate Account R for Flexible          LN650NY (SVUL)                                       Growth - Service Class
Premium Variable                                                                                    High Income - Service Class
Life Insurance                                                                                      Overseas - Service Class

                                               ELITE SERIES:                                        Equity-Income - Service Class
                                               LN655NY (SVUL II)                                    Growth - Service Class
                                               LN650NY (SVUL)                                       Overseas - Service Class
                                               LN656NY (SVUL III) (SVUL IV)

                                               LN657 (SVUL(ONE))                                    Growth - Service Class
                                               LN658 (Momentum SVUL(ONE))                           Overseas - Service Class
                                               LN697NY (SVUL(ONE)2007), (Momentum SVUL(ONE)2007)

LLANY Separate Account S for Flexible Premium  ELITE SERIES:                                        Equity-Income - Service Class
Variable Life Insurance                        LN925NY (CVUL III)                                   Growth - Service Class
                                               LN935NY (LCV4)                                       Overseas - Service Class

                                               LN939NY (LCV5)                                       Growth - Service Class
                                                                                                    Overseas - Service Class

LNY Separate Account 401 for Group Annuities   19476NY (Director)                                   Equity-Income - Service Class 2
                                                                                                    Growth - Service Class 2
                                                                                                    Overseas - Service Class 2

Lincoln Life & Annuity Flexible Premium        LN930NY (Lincoln Corporate Private Solution)         Equity-Income - Service Class
Variable Life Account Z                                                                             Growth - Service Class
                                                                                                    High Income - Service Class
                                                                                                      Overseas - Service Class

                                   SCHEDULE C
                            AMENDED AS OF MAY 1, 2009

Other investment companies currently available under variable annuities or variable life insurance issued by the Company:

AIM Variable Insurance Funds, Inc.
Alger
AllianceBernstein Variable Products Series Fund
American Century Investments Variable Products
American Funds Insurance Series
Baron Capital Funds Trust
BlackRock Variable Series Funds, Inc.
DWS Investments VIT Funds
DWS Variable Series II
Delaware VIP Trust
Dreyfus Variable Investment Fund
Evergreen
Franklin Templeton Variable Insurance Products Trust
Goldman Sachs VIT
Janus Aspen Series
JP Morgan
Jefferson Pilot Variable Fund
Lincoln Variable Insurance Products Trust
Lord Abbett Series Fund, Inc.
M Funds
MFS Variable Insurance Trust
Neuberger Berman Advisers Management Trust
OCC Accumulation Trust
Oppenheimer Funds
PIMCO
ProFund
Putnam Variable Trust
T. Rowe Price International Series, Inc.
The Universal Institutional Funds, Inc. (Van Kampen)
VanguardWells Fargo Variable Trust Funds

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative as of the date specified below.


Date                         LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                             By:      /s/ Daniel R. Hayes
                                      -----------------------------------
                             Name:    Daniel R. Hayes
                             Title:   Vice-President


Date                         VARIABLE INSURANCE PRODUCTS FUND

                             By:       /s/ Bryan Mehrmann
                                      -----------------------------------
                             Name:    Bryan Mehrmann
                             Title:   Deputy Treasurer


Date  5/13/2009              FIDELITY DISTRIBUTORS CORPORATION

                             By:      /s/ W. F. Loehning
                                      -----------------------------------
                             Name:    W. F. Loehning
                             Title:   EVP

                   AMENDMENT NO. 14 TO PARTICIPATION AGREEMENT

Lincoln Life & Annuity Company of New York, Variable Insurance Products Fund II and Fidelity Distributors Corporation, hereby amend their Participation Agreement, dated September 1, 1996 and as subsequently amended, by replacing Schedules A and C in their entirety with the following:

                                   SCHEDULE A
                            AMENDED AS OF MAY 1, 2009
                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

                                                              FORM NUMBERS OF CONTRACTS
            NAME OF SEPARATE ACCOUNT                          FUNDED BY SEPARATE ACCOUNT                   FIDELITY FUND (CLASS)
---------------------------------------------- ---------------------------------------------------- --------------------------------
Lincoln Life & Annuity Variable                GAC96-111; GAC91-101                                 Asset Manager - Initial Class
Annuity Separate Account L                     (GVA I, II, III)                                     Contrafund - Service Class 2

Lincoln Life & Annuity Flexible                LN615NY (VUL I)                                      Asset Manager - Initial Class
Premium Variable Life Account M                                                                     Investment Grade Bond - Initial

                                               LN660NY (VUL) (VUL(CV))                              Contrafund - Service Class
                                               LN680NY (VUL(DB))

                                               ELITE SERIES:                                        Contrafund - Service Class
                                               LN680NY (VUL(DB))
                                               LN690NY (VUL(DB) II) (VUL(DB) IV)
                                               LN665NY (VUL(CV) II) (VULFlex)
                                               LN670NY (VUL(CV) III) (VUL(CV) IV)
                                               LN691NY (VUL(ONE))
                                               LN693NY (Momentum VUL(ONE))
                                               LN694NY (VUL(ONE) 2005)
                                               LN695NY (Momentum VUL(ONE)2005)
                                               LN696NY (VUL(ONE)2007), (Momentum VUL(ONE)2007)
                                               LN698NY AssetEdge


                                       6

Lincoln New York Account N                     AN426NY (ChoicePlus)                                 Contrafund - Service Class 2
for Variable Annuities

                                               30296NY (ChoicePlus Access)                          Contrafund - Service Class 2

                                               30070BNYMVA3                                         Contrafund - Service Class 2
                                               (ChoicePlus II; ChoicePlus II Access)
                                               (ChoicePlus II Advance; ChoicePlus II Bonus)
                                               30070BNYBA [(ChoicePlus Assurance (A Share/Class)]
                                               30070BNYBA [ChoicePlus Assurance (B Share)]
                                               30070BNYBA [(ChoicePlus Assurance (B Class)]
                                               30070BNYC [ChoicePlus Assurance (C Share)]
                                               30070BNYAL [ChoicePlus Assurance (L Share)]
                                               30070BNYN [ChoicePlus Assurance (Bonus)]
                                               AN501NY (ChoicePlus Momentum Income Option)
                                               30070-CP-Design 1, 2 or 3 (ChoicePlus Design)
                                               AN452 [(ChoicePlus Assurance (A Share/Class)
                                               i4LIFE(R) Advantage New York]
                                               AN452 [(ChoicePlus Assurance (B Share/Class)
                                               i4LIFE(R) Advantage New York]
                                               AN452 [(ChoicePlus Assurance (Design) i4LIFE(R)
                                               Advantage New York]

LLANY Separate Account R for Flexible Premium  LN650NY (SVUL)                                       Contrafund - Service Class
Variable Life Insurance
                                               ELITE SERIES:                                        Contrafund - Service Class
                                               LN655NY (SVUL II)
                                               LN650NY (SVUL)
                                               LN656NY (SVUL III) (SVUL IV)
                                               LN657 (SVUL(ONE))
                                               LN658 (Momentum SVUL(ONE))
                                               LN697NY (SVUL(ONE)2007), (Momentum SVUL(ONE)2007)

LLANY Separate Account S for Flexible Premium  ELITE SERIES:                                        Asset Manager - Service Class
Variable Life Insurance                        LN925NY (CVUL Series III)                            Contrafund - Service Class
                                               LN935NY (LCV4)
                                               LN939NY (LCV5)


                                       7

LNY Separate Account 401 for Group Annuities   19476 (Director)                                     Contrafund - Service Class

                                               AR450NY (Lincoln American Legacy Retirement)         Contrafund - Service Class 2

Lincoln Life & Annuity Flexible                LN930NY (Lincoln Corporate Private Solution)         Asset Manager - Service Class
Premium Variable Life Account Z                                                                     Contrafund - Service Class
                                                                                                    Investment Grade Bond - Initial
                                                                                                    Class
                                                                                                    Index 500 Portfolio - Initial
                                                                                                    Class

Separate Account BNM                           (Lincoln Corporate Commitment Private Placement      Investment Grade Bond - Initial
                                               BOLI)                                                Class

                                   SCHEDULE C
                            AMENDED AS OF MAY 1, 2009

Other investment companies currently available under variable annuities or variable life insurance issued by the Company:

AIM Variable Insurance Funds, Inc.
Alger
AllianceBernstein Variable Products Series Fund
American Century Investments Variable Products
American Funds Insurance Series
Baron Capital Funds Trust
BlackRock Variable Series Funds, Inc.
Delaware VIP Trust
Dreyfus Variable Investment Fund
DWS Investments VIT Funds
DWS Variable Series II
Evergreen
Franklin Templeton Variable Insurance Products Trust
Goldman Sachs VIT
Janus Aspen Series
JP Morgan
Jefferson Pilot Variable Fund
Lincoln Variable Insurance Products Trust
Lord Abbett Series Fund, Inc.
M Funds
MFS(R) Variable Insurance Trust
Neuberger Berman Advisers Management Trust
OCC Accumulation Trust
Oppenheimer Funds
PIMCO
ProFund
Putnam Variable Trust
T. Rowe Price International Series, Inc.
The Universal Institutional Funds, Inc. (Van Kampen)
Vanguard VIF
Wells Fargo Variable Trust Funds

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative as of the date specified below.

Date                            LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                                By:      /s/ Daniel R. Hayes
                                         -----------------------------------
                                Name:    Daniel R. Hayes
                                Title:   Vice President


Date                            VARIABLE INSURANCE PRODUCTS FUND II

                                By:      /s/ Bryan Mehrmann
                                         -----------------------------------
                                Name:    Bryan Mehrmann
                                Title:   Deputy Treasurer


Date   5/13/2009                FIDELITY DISTRIBUTORS CORPORATION

                                By:      /s/ W. F. Loehning
                                         -----------------------------------
                                Name:    W. F. Loehning
                                Title:   EVP

                   AMENDMENT NO. 10 TO PARTICIPATION AGREEMENT

Lincoln Life & Annuity Company of New York, Variable Insurance Products Fund III and Fidelity Distributors Corporation, hereby amend their Participation Agreement, dated October 15, 1999 and as subsequently amended, by replacing Schedules A and C in their entirety with the following:


                                   SCHEDULE A
                            AMENDED AS OF MAY 1, 2009
                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

                                                           FORM NUMBERS OF CONTRACTS
            NAME OF SEPARATE ACCOUNT                       FUNDED BY SEPARATE ACCOUNT                      FIDELITY FUND (CLASS)
---------------------------------------------- ---------------------------------------------------- --------------------------------
Lincoln Life & Annuity Flexible Premium        LN660NY (VUL) (VUL(CV))                              Growth Opportunities
Variable Life Account M                        LN680NY (VUL(DB))                                    - Service Class

                                               ELITE SERIES:
                                               LN680NY (VUL(DB))                                    Mid Cap - Service Class
                                               LN690NY (VUL(DB) II) (VUL(DB) IV)
                                               LN665NY (VUL(CV) II) (VULFlex)
                                               LN670NY (VUL(CV) III) (VUL(CV) IV)
                                               LN691NY (VUL(ONE))
                                               LN693NY (Momentum VUL(ONE))
                                               LN694NY (VUL(ONE) 2005)
                                               LN695NY (Momentum VUL(ONE)2005
                                               LN696NY (VUL(ONE)2007, (Momentum VUL(ONE)2007
                                               LN698NY AssetEdge

Lincoln New York Account N for Variable        AN426NY (ChoicePlus)                                 Mid Cap - Service Class
Annuities

                                               30296NY (ChoicePlus Access)                          Mid Cap - Service Class


                                       3

                                               30070BNYMVA3                                         Mid Cap - Service Class 2
                                               (ChoicePlus II; ChoicePlus II Access)
                                               (ChoicePlus II Advance; ChoicePlus II Bonus)
                                               30070BNYBA [(ChoicePlus Assurance (A Share/Class)]
                                               30070BNYBA [ChoicePlus Assurance (B Share)]
                                               30070BNYBA [(ChoicePlus Assurance (B Class)]
                                               30070BNYC [ChoicePlus Assurance (C Share)]
                                               30070BNYAL [ChoicePlus Assurance (L Share)]
                                               30070BNYN [ChoicePlus Assurance (Bonus)]
                                               AN501NY (ChoicePlus Momentum Income Option)
                                               30070-CP-Design 1, 2 or 3 (ChoicePlus Design)
                                               AN452 [(ChoicePlus Assurance (A Share/Class)
                                               i4LIFE(R) Advantage New York]
                                               AN452 [(ChoicePlus Assurance (B Share/Class)
                                               i4LIFE(R) Advantage New York]
                                               AN452 [(ChoicePlus Assurance (Design) i4LIFE(R)
                                               Advantage New York]

LLANY Separate Account R for Flexible Premium  LN650NY (SVUL)                                       Growth Opportunities -
Variable Life Insurance                                                                             Service Class
                                               ELITE SERIES:
                                               LN650NY (SVUL)                                       Mid Cap - Service Class
                                               LN656NY (SVUL IV)

                                               LN657 (SVUL(ONE))                                    Mid Cap - Service Class
                                               LN658 (MOMENTUM SVUL(ONE))
                                               LN657NY (SVUL(ONE)2007), (MOMENTUM SVUL(ONE)2007)

LLANY Separate Account S for Flexible Premium  ELITE SERIES:                                        Mid-Cap - Service Class
Variable Life Insurance                        LN925NY (CVUL Series III)
                                               LN935NY (LCV4)
                                               LN939NY (LCV5)

LNY Separate Account 401 for Group Annuities   19476 (Director)                                     Mid-Cap - Initial Class

                                               AR450NY (Lincoln American Legacy Retirement)         Mid-Cap - Service Class 2

Lincoln Life & Annuity Flexible Premium        LN930NY (Lincoln Corporate Private Solution)         Growth Opportunities -
Variable Life Account Z                                                                             Service Class
                                                                                                    Mid-Cap - Service Class

                                   SCHEDULE C
                            AMENDED AS OF MAY 1, 2009

Other investment companies currently available under variable annuities or variable life insurance issued by the Company:

AIM Variable Insurance Funds, Inc.
Alger
AllianceBernstein Variable Products Series Fund
American Century Investments Variable Products
American Funds Insurance Series
Baron Capital Funds Trust
BlackRock Variable Series Fund, Inc.
Delaware VIP Trust
DWS Investments VIT Funds
DWS Variable Series II
Dreyfus Variable Investment Fund
Evergreen
Franklin Templeton Variable Insurance Products Trust
Goldman Sachs VIT
Janus Aspen Series
JP Morgan
Jefferson Pilot Variable Fund
Lincoln Variable Insurance Products Trust
Lord Abbett Series Fund, Inc.
M Funds
MFS Variable Insurance Trust
Neuberger Berman AMT
OCC Accumulation Trust
Oppenheimer Funds
PIMCO
ProFund VP
Putnam Variable Trust
T. Rowe Price International Series, Inc.
The Universal Institutional Funds, Inc. (Van Kampen)
Vanguard VIF
Wells Fargo Variable Trust Funds

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative as of the date specified below.


Date                         LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                             By:      /s/ Daniel R. Hayes
                                      -----------------------------------
                             Name:    Daniel R. Hayes
                             Title:   Vice President

Date                         VARIABLE INSURANCE PRODUCTS FUND III

                             By:      /s/ Bryan Mehrmann
                                      -----------------------------------
                             Name:    Bryan Mehrmann
                             Title:   Deputy Treasurer

Date     5/13/2009           FIDELITY DISTRIBUTORS CORPORATION

                             By:      /s/ W. F. Loehning
                                      -----------------------------------
                             Name:    W. F. Loehning
                             Title:   EVP

                   AMENDMENT NO. 12 TO PARTICIPATION AGREEMENT

Lincoln Life & Annuity Company of New York, Variable Insurance Products Fund and Fidelity Distributors Corporation, hereby amend their Participation Agreement, dated September 1, 1996 and as subsequently amended, by replacing Schedule A with the with the attached Schedule A:


                                   SCHEDULE A
                            AMENDED AS OF MAY 1, 2011
                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

                                                      FORM NUMBERS OF CONTRACTS
NAME OF SEPARATE ACCOUNT                              FUNDED BY SEPARATE ACCOUNT                   FIDELITY FUND (CLASS)
------------------------                              --------------------------                   ---------------------
Lincoln Life & Annuity Variable                       GAC96-111; GAC91-101                         Growth - Initial Class
Annuity Separate Account L                            (GVA I, II, III)                             Equity-Income - Initial Class
                                                                                                   Money Market - Initial Class

Lincoln Life & Annuity Flexible Premium Variable      LN615NY (VUL I)                              Equity-Income - Initial Class
Life Account M

                                                      LN660NY (VUL) (VUL(CV))                      Growth - Service Class
                                                      LN680NY (VUL(DB))                            High Income - Service Class

                                                      ELITE SERIES:                                Equity-Income - Service Class
                                                      ------------
                                                      LN680NY (VUL(DB))                            Growth - Service Class
                                                      LN690NY (VUL(DB) II) (VUL(DB) IV)            Overseas - Service Class
                                                      LN665NY (VUL(CV) II) (VULFlex)
                                                      LN670NY (VUL(CV) III) (VUL(CV) IV)
                                                      LN691NY (VUL(ONE))
                                                      LN693NY (Momentum VUL(ONE))
                                                      LN694NY (VUL(ONE)2005)
                                                      LN695NY (Momentum VUL(ONE)2005)
                                                      LN696NY (VUL(ONE)2007), (Momentum VUL(ONE)2007)
                                                      LN698NY AssetEdge
                                                      LN696REV (VUL(one) 2010)

                                       1

Lincoln New York Account N for Variable Annuities     AN426NY (ChoicePlus)                          Equity-Income - Initial Class
                                                                                                    Growth - Initial Class
                                                                                                    Overseas - Initial Class

                                                      -------------------------------------------- ---------------------------------
                                                      30296NY (ChoicePlus Access)                   Equity-Income -Service Class 2
                                                                                                    Growth- Service Class 2
                                                                                                    Overseas -Service Class 2

                                                      -------------------------------------------- ---------------------------------
                                                      30070BNYMVA3                                  Equity-Income -Service Class 2
                                                      (ChoicePlus II)                               Growth- Service Class 2
                                                      (ChoicePlus II Access)                        Overseas -Service Class 2
                                                      (ChoicePlus II Advance)
                                                      (ChoicePlus II Bonus)
                                                      30070BNYBA [(ChoicePlus Assurance (A Share/Class)]
                                                      30070BNYBA [ChoicePlus Assurance (B Share)]
                                                      30070BNYBA [(ChoicePlus Assurance (B Class)]
                                                      30070BNYC [ChoicePlus Assurance (C Share)]
                                                      30070BNYAL [ChoicePlus Assurance (L Share)]
                                                      30070BNYN [ChoicePlus Assurance (Bonus)]
                                                      AN501NY (ChoicePlus Momentum Income Option)
                                                      30070-CP-Design 1, 2 or 3 (ChoicePlus Design)
                                                      AN452 [(ChoicePlus Assurance (A Share/Class) i4LIFE(R)Advantage New York]
                                                      AN452 [(ChoicePlus Assurance (B Share/Class) i4LIFE(R)Advantage New York]
                                                      AN452 [(ChoicePlus Assurance (Design) i4LIFE(R)Advantage New York]
                                                      30070BNY (ChoicePlus Signature)




LLANY Separate Account R for Flexible                 LN650NY (SVUL)                               Growth - Service Class
Premium Variable                                                                                   High Income - Service Class
Life Insurance                                                                                     Overseas - Service Class

                                                      -------------------------------------------- ---------------------------------
                                                      ELITE SERIES:                                Equity-Income - Service Class
                                                      ------------
                                                      LN655NY (SVUL II)                            Growth - Service Class
                                                      LN650NY (SVUL)                               Overseas - Service Class
                                                      LN656NY (SVUL III) (SVUL IV)
                                                      -------------------------------------------- ---------------------------------
                                                      LN657 (SVUL(ONE))                            Growth - Service Class
                                                      LN658 (Momentum SVUL(ONE))                   Overseas - Service Class
                                                      LN697NY (SVUL(ONE)2007),
                                                      (Momentum SVUL(ONE)2007)

LLANY Separate Account S for Flexible Premium         ELITE SERIES:                                Equity-Income - Service Class
                                                      ------------
Variable Life Insurance                               LN925NY (CVUL III)                           Growth - Service Class
                                                      LN935NY (LCV4)                               Overseas - Service Class
                                                      -------------------------------------------- ---------------------------------
                                                      LN939NY (LCV5)                               Growth - Service Class
                                                      LN939NY (Lincoln Corporate Commitment VUL)   Overseas - Service Class

LNY Separate Account 401 for Group Annuities          19476NY (Director)                           Equity-Income - Service Class 2
                                                                                                   Growth - Service Class 2
                                                                                                   Overseas - Service Class 2

Lincoln Life & Annuity Flexible Premium Variable      LN930NY (Lincoln Corporate Private Solution) Equity-Income - Service Class
Life Account Z                                        LN939NY (Private Placement VUL)              Growth - Service Class
                                                                                                   High Income - Service Class
                                                                                                   Overseas - Service Class
                                                                                                   Money Market - Initial Class

         IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative as of the date specified below.


Date 4/19/11                    LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
     -------
                                By:  /s/ Daniel R. Hayes
                                     -------------------
                                Name:  Daniel R. Hayes
                                Title: Vice President


Date 5/11/11                    VARIABLE INSURANCE PRODUCTS FUND
     -------
                                By:  /s/ Bryan A. Mehrmann
                                     ---------------------
                                Name:  Bryan A. Mehrmann
                                Title: Deputy Treasurer


Date 5/6/11                     FIDELITY DISTRIBUTORS CORPORATION
     ------
                                By: /s/ William F. Loehning
                                    -----------------------
                                Name:  William F. Loehning
                                Title: Executive Vice President

                   AMENDMENT NO. 13 TO PARTICIPATION AGREEMENT

Lincoln Life & Annuity Company of New York, Variable Insurance Products Fund and Fidelity Distributors Corporation, hereby amend their Participation Agreement, dated September 1, 1996 and as subsequently amended, by replacing Schedule A with the with the attached Schedule A:


                                   SCHEDULE A
                         AMENDED AS OF OCTOBER 31, 2011
                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

                                                      FORM NUMBERS OF CONTRACTS
NAME OF SEPARATE ACCOUNT                              FUNDED BY SEPARATE ACCOUNT                   FIDELITY FUND (CLASS)
------------------------                              --------------------------                   ---------------------
Lincoln Life & Annuity Variable                       GAC96-111; GAC91-101                         Growth - Initial Class
Annuity Separate Account L                            (GVA I, II, III)                             Equity-Income - Initial Class
                                                                                                   Money Market - Initial Class

Lincoln Life & Annuity Flexible Premium Variable      LN615NY (VUL I)                              Equity-Income - Initial Class
Life Account M
                                                      -------------------------------------------- ---------------------------------
                                                      LN660NY (VUL) (VUL(CV))                      Growth - Service Class
                                                      LN680NY (VUL(DB))                            High Income - Service Class

                                                      -------------------------------------------- ---------------------------------
                                                      ELITE SERIES:                                Equity-Income - Service Class
                                                      ------------
                                                      LN680NY (VUL(DB))                            Growth - Service Class
                                                      LN690NY (VUL(DB) II) (VUL(DB) IV)            Overseas - Service Class
                                                      LN665NY (VUL(CV) II) (VULFlex)
                                                      LN670NY (VUL(CV) III) (VUL(CV) IV)
                                                      LN691NY (VUL(ONE))
                                                      LN693NY (Momentum VUL(ONE))
                                                      LN694NY (VUL(ONE)2005)
                                                      LN695NY (Momentum VUL(ONE)2005)
                                                      LN696NY (VUL(ONE)2007), (Momentum VUL(ONE)2007)
                                                      LN698NY AssetEdge
                                                      LN696REV (VUL(one) 2010)


Lincoln New York Account N for Variable Annuities     AN426NY (ChoicePlus)                         Equity-Income - Initial Class
                                                                                                   Growth - Initial Class
                                                                                                   Overseas - Initial Class

                                                      -------------------------------------------- ---------------------------------
                                                      30296NY (ChoicePlus Access)                  Equity-Income -Service Class 2
                                                                                                   Growth- Service Class 2
                                                                                                   Overseas -Service Class 2

                                                      -------------------------------------------- ---------------------------------
                                                      30070BNYMVA3                                 Equity-Income -Service Class 2
                                                       (ChoicePlus II)                             Growth- Service Class 2
                                                      (ChoicePlus II Access)                       Overseas -Service Class 2
                                                      (ChoicePlus II Advance)
                                                      (ChoicePlus II Bonus)
                                                      30070BNYBA [(ChoicePlus Assurance (A Share/Class)]
                                                      30070BNYBA [ChoicePlus Assurance (B Share)]
                                                      30070BNYBA [(ChoicePlus Assurance (B Class)]
                                                      30070BNYC [ChoicePlus Assurance (C Share)]
                                                      30070BNYAL [ChoicePlus Assurance (L Share)]
                                                      30070BNYN [ChoicePlus Assurance (Bonus)]
                                                      AN501NY (ChoicePlus Momentum Income Option)
                                                      30070-CP-Design 1, 2 or 3 (ChoicePlus Design)
                                                      AN452 [(ChoicePlus Assurance (A Share/Class) i4LIFE(R)Advantage New York]
                                                      AN452 [(ChoicePlus Assurance (B Share/Class) i4LIFE(R)Advantage New York]
                                                      AN452 [(ChoicePlus Assurance (Design) i4LIFE(R)Advantage New York]
                                                      30070BNY (ChoicePlus Signature)
                                                      30070-ANY ChoicePlus Fusion


LLANY Separate Account R for Flexible                 LN650NY (SVUL)                               Growth - Service Class
Premium Variable                                                                                   High Income - Service Class
Life Insurance                                                                                     Overseas - Service Class

                                                      -------------------------------------------- ---------------------------------
                                                      ELITE SERIES:                                Equity-Income - Service Class
                                                      ------------
                                                      LN655NY (SVUL II)                            Growth - Service Class
                                                      LN650NY (SVUL)                               Overseas - Service Class
                                                      LN656NY (SVUL III) (SVUL IV)

                                                      -------------------------------------------- ---------------------------------
                                                      LN657 (SVUL(ONE))                            Growth - Service Class
                                                      LN658 (Momentum SVUL(ONE))                   Overseas - Service Class
                                                      LN697NY (SVUL(ONE)2007),
                                                      (Momentum SVUL(ONE)2007)

LLANY Separate Account S for Flexible Premium         ELITE SERIES:                                Equity-Income - Service Class
                                                      ------------
Variable Life Insurance                               LN925NY (CVUL III)                           Growth - Service Class
                                                      LN935NY (LCV4)                               Overseas - Service Class
                                                      -------------------------------------------- ---------------------------------
                                                      LN939NY (LCV5)                               Growth - Service Class
                                                      LN939NY (Lincoln Corporate Commitment VUL)   Overseas - Service Class

LNY Separate Account 401 for Group Annuities          19476NY (Director)                           Equity-Income - Service Class 2
                                                                                                   Growth - Service Class 2
                                                                                                   Overseas - Service Class 2

Lincoln Life & Annuity Flexible Premium Variable      LN930NY (Lincoln Corporate Private Solution) Equity-Income - Service Class
Life Account Z                                        LN939NY (Private Placement VUL)              Growth - Service Class
                                                                                                   High Income - Service Class
                                                                                                   Overseas - Service Class
                                                                                                   Money Market - Initial Class

         IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative as of the date specified below.



Date  10/12/11                    LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                                  By: /s/ Daniel R. Hayes
                                      -------------------
                                  Name:  Daniel R. Hayes
                                  Title: Vice President

Date                              VARIABLE INSURANCE PRODUCTS FUND
     ------------------
                                  By: /s/ illegible
                                  Name:
                                  Title:


Date                              FIDELITY DISTRIBUTORS CORPORATION
     -------------------
                                  By: /s/ William F. Loehning
                                      -----------------------
                                  Name:  William F. Loehning
                                  Title: Executive Vice President

                   AMENDMENT NO. 15 TO PARTICIPATION AGREEMENT

Lincoln Life & Annuity Company of New York, Variable Insurance Products Fund II and Fidelity Distributors Corporation, hereby amend their Participation Agreement, dated September 1, 1996 and as subsequently amended, by replacing Schedule A with the attached Schedule A:

                                   SCHEDULE A
                            AMENDED AS OF MAY 1, 2011
                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

                                                             FORM NUMBERS OF CONTRACTS
            NAME OF SEPARATE ACCOUNT                         FUNDED BY SEPARATE ACCOUNT                  FIDELITY FUND (CLASS)
            ------------------------                         --------------------------                  ---------------------
Lincoln Life & Annuity Variable                   GAC96-111; GAC91-101                             Asset Manager - Initial Class
Annuity Separate Account L                        (GVA I, II, III)                                 Contrafund - Service Class 2

Lincoln Life & Annuity Flexible Premium           LN615NY (VUL I)                                  Asset Manager - Initial Class
Variable Life Account M                                                                            Investment Grade Bond - Initial

                                                  ------------------------------------------------ ---------------------------------
                                                  LN660NY (VUL) (VUL(CV))                            Contrafund - Service Class
                                                  LN680NY (VUL(DB))

                                                  ------------------------------------------------ ---------------------------------
                                                  ELITE SERIES:                                    Contrafund - Service Class
                                                  ------------
                                                  LN680NY (VUL(DB))
                                                  LN690NY (VUL(DB) II) (VUL(DB) IV)
                                                  LN665NY (VUL(CV) II) (VULFlex)
                                                  LN670NY (VUL(CV) III) (VUL(CV) IV)
                                                  LN691NY (VUL(ONE))
                                                  LN693NY (Momentum VUL(ONE))
                                                  LN694NY (VUL(ONE) 2005)
                                                  LN695NY (Momentum VUL(ONE)2005)
                                                  LN696NY (VUL(ONE)2007), (Momentum VUL(ONE)2007)
                                                  LN698NY AssetEdge


Lincoln New York Account N                        AN426NY (ChoicePlus)                             Contrafund - Service Class 2
for Variable Annuities
                                                  ------------------------------------------------ ---------------------------------
                                                  30296NY (ChoicePlus Access)                      Contrafund - Service Class 2

                                                  ------------------------------------------------ ---------------------------------
                                                  30070BNYMVA3                                     Contrafund - Service Class 2
                                                  (ChoicePlus II; ChoicePlus II Access)
                                                  (ChoicePlus II Advance; ChoicePlus II Bonus)
                                                  30070BNYBA [(ChoicePlus Assurance (A Share/Class)]
                                                  30070BNYBA [ChoicePlus Assurance (B Share)]
                                                  30070BNYBA [(ChoicePlus Assurance (B Class)]
                                                  30070BNYC [ChoicePlus Assurance (C Share)]
                                                  30070BNYAL [ChoicePlus Assurance (L Share)] 3
                                                  30070BNYN [ChoicePlus Assurance (Bonus)]
                                                  AN501NY (ChoicePlus Momentum Income Option)
                                                  30070-CP-Design 1, 2 or 3 (ChoicePlus Design)
                                                  AN452 [(ChoicePlus Assurance (A Share/Class) i4LIFE(R) Advantage New York]
                                                  AN452 [(ChoicePlus Assurance (B Share/Class) i4LIFE(R) Advantage New York]
                                                  AN452 [(ChoicePlus Assurance (Design) i4LIFE(R) Advantage New York]
                                                  0070BNY ChoicePlus Signature

LLANY Separate Account R for Flexible Premium     LN650NY (SVUL)                                   Contrafund - Service Class
Variable Life Insurance
                                                  ------------------------------------------------ ---------------------------------
                                                  ELITE SERIES:                                    Contrafund - Service Class
                                                  ------------
                                                  LN655NY (SVUL II)
                                                  LN650NY (SVUL)
                                                  LN656NY (SVUL III) (SVUL IV)
                                                  LN657 (SVUL(ONE))
                                                  LN658 (Momentum SVUL(ONE))
                                                  LN697NY (SVUL(ONE)2007), (Momentum SVUL(ONE)2007)

LLANY Separate Account S for Flexible Premium     ELITE SERIES:                                    Asset Manager - Service Class
                                                  ------------
Variable Life Insurance                           LN925NY (CVUL Series III)                        Contrafund - Service Class
                                                  LN935NY (LCV4)
                                                  LN939NY (LCV5), (Lincoln Corporate Commitment VUL)



LNY Separate Account 401 for Group Annuities      19476 (Director)                                 Contrafund - Service Class

                                                  AR450NY (Lincoln American Legacy Retirement)     Contrafund - Service Class 2

Lincoln Life & Annuity Flexible Premium           LN930NY (Lincoln Corporate Private Solution)     Asset Manager - Service Class
Variable Life Account Z                           LN939NY (Private Placement VUL)                  Asset Manager - Initial Class
                                                                                                   Contrafund - Service Class
                                                                                                   Contrafund - Initial Class
                                                                                                   Investment Grade Bond - Initial
                                                                                                   Class
                                                                                                   Index 500 Portfolio - Initial
                                                                                                   Class

Separate Account BNM                              (Lincoln Corporate Commitment Private
                                                  Placement BOLI)                                  Investment Grade Bond - Initial
                                                                                                   Class

         IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative as of the date specified below.

Date  4/19/11                  LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
      -------
                               By: /s/ Daniel R. Hayes
                                   -------------------
                               Name:  Daniel R. Hayes
                               Title: Vice President


Date 5/11/11                   VARIABLE INSURANCE PRODUCTS FUND II
     -------
                               By: /s/ Bryan A. Mehrmann
                                   ---------------------
                               Name:  Bryan H. Mehrmann
                               Title: Deputy Treasurer


Date 5/6/11                    FIDELITY DISTRIBUTORS CORPORATION
     ------
                               By:  /s/ William F. Loehning
                                    -----------------------
                               Name:  William F. Loehning
                               Title: Executive Vice President

                   AMENDMENT NO. 16 TO PARTICIPATION AGREEMENT

Lincoln Life & Annuity Company of New York, Variable Insurance Products Fund II and Fidelity Distributors Corporation, hereby amend their Participation Agreement, dated September 1, 1996 and as subsequently amended, by replacing Schedule A with the attached Schedule A:

                                   SCHEDULE A
                          AMENDED AS OF OCTOBER 31, 2011
                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS


                                                                  FORM NUMBERS OF CONTRACTS
            NAME OF SEPARATE ACCOUNT                             FUNDED BY SEPARATE ACCOUNT            FIDELITY FUND (CLASS)
            ------------------------                             --------------------------            ---------------------
Lincoln Life & Annuity Variable Annuity Account   30070BNYA Multi-Fund(R)5 Retirement Annuity      Contrafund - Service Class
C

Lincoln Life & Annuity Variable                   GAC96-111; GAC91-101                             Asset Manager - Initial Class
Annuity Separate Account L                        (GVA I, II, III)                                 Contrafund - Service Class 2

Lincoln Life & Annuity Flexible Premium           LN615NY (VUL I)                                  Asset Manager - Initial Class
Variable Life Account M                                                                            Investment Grade Bond - Initial

                                                  ------------------------------------------------ ---------------------------------
                                                  LN660NY (VUL) (VUL(CV))                          Contrafund - Service Class
                                                  LN680NY (VUL(DB))

                                                  ------------------------------------------------ ---------------------------------
                                                  ELITE SERIES:                                    Contrafund - Service Class
                                                  ------------
                                                  LN680NY (VUL(DB))
                                                  LN690NY (VUL(DB) II) (VUL(DB) IV)
                                                  LN665NY (VUL(CV) II) (VULFlex)
                                                  LN670NY (VUL(CV) III) (VUL(CV) IV)
                                                  LN691NY (VUL(ONE))
                                                  LN693NY (Momentum VUL(ONE))
                                                  LN694NY (VUL(ONE) 2005)
                                                  LN695NY (Momentum VUL(ONE)2005)
                                                  LN696NY (VUL(ONE)2007), (Momentum VUL(ONE)2007)
                                                  LN698NY AssetEdge



Lincoln New York Account N                        AN426NY (ChoicePlus)                             Contrafund - Service Class 2
for Variable Annuities
                                                  ------------------------------------------------ ---------------------------------
                                                  30296NY (ChoicePlus Access)                      Contrafund - Service Class 2

                                                  ------------------------------------------------ ---------------------------------
                                                  30070BNYMVA3                                     Contrafund - Service Class 2
                                                  (ChoicePlus II; ChoicePlus II Access)
                                                  (ChoicePlus II Advance; ChoicePlus II Bonus)
                                                  30070BNYBA [(ChoicePlus Assurance (A Share/Class)]
                                                  30070BNYBA [ChoicePlus Assurance (B Share)]
                                                  30070BNYBA [(ChoicePlus Assurance (B Class)]
                                                  30070BNYC [ChoicePlus Assurance (C Share)]
                                                  30070BNYAL [ChoicePlus Assurance (L Share)]
                                                  30070BNYN [ChoicePlus Assurance (Bonus)]
                                                  AN501NY (ChoicePlus Momentum Income Option)
                                                  30070-CP-Design 1, 2 or 3 (ChoicePlus Design)
                                                  AN452 [(ChoicePlus Assurance (A Share/Class) i4LIFE(R) Advantage New York]
                                                  AN452 [(ChoicePlus Assurance (B Share/Class) i4LIFE(R) Advantage New York]
                                                  AN452 [(ChoicePlus Assurance (Design) i4LIFE(R) Advantage New York]
                                                  30070BNY ChoicePlus Signature
                                                  30070-ANY ChoicePlus Fusion

LLANY Separate Account R for Flexible Premium     LN650NY (SVUL)                                   Contrafund - Service Class
Variable Life Insurance
                                                  ------------------------------------------------ ---------------------------------
                                                  ELITE SERIES:                                    Contrafund - Service Class
                                                  ------------
                                                  LN655NY (SVUL II)
                                                  LN650NY (SVUL)
                                                  LN656NY (SVUL III) (SVUL IV)
                                                  LN657 (SVUL(ONE))
                                                  LN658 (Momentum SVUL(ONE))
                                                  LN697NY (SVUL(ONE)2007), (Momentum SVUL(ONE)2007)

LLANY Separate Account S for Flexible Premium     ELITE SERIES:                                    Asset Manager - Service Class
Variable Life Insurance                           ------------                                     Contrafund - Service Class
                                                  LN925NY (CVUL Series III)
                                                  LN935NY (LCV4)


                                                  LN939NY (LCV5), (Lincoln Corporate Commitment VUL)

LNY Separate Account 401 for Group Annuities      19476 (Director)                                 Contrafund - Service Class

                                                  AR450NY (Lincoln American Legacy Retirement)     Contrafund - Service Class 2

Lincoln Life & Annuity Flexible Premium           LN930NY (Lincoln Corporate Private Solution)     Asset Manager - Service Class
Variable Life Account Z                           LN939NY (Private Placement VUL)                  Asset Manager - Initial Class
                                                                                                   Contrafund - Service Class
                                                                                                   Contrafund - Initial Class
                                                                                                   Investment Grade Bond - Initial
                                                                                                   Class
                                                                                                   Index 500 Portfolio - Initial
                                                                                                   Class

Separate Account BNM                              (Lincoln Corporate Commitment Private            Investment Grade Bond - Initial
                                                  Placement BOLI)                                  Class



         IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative as of the date specified below.


Date  10/12/11                    LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                                  By: /s/ Daniel R. Hayes
                                      -------------------
                                  Name:  Daniel R. Hayes
                                  Title: Vice President

Date                              VARIABLE INSURANCE PRODUCTS FUND II
     -----------------
                                  By: /s/ illegible
                                      -------------
                                  Name:
                                  Title:

Date                              FIDELITY DISTRIBUTORS CORPORATION
     -----------------
                                  By:  /s/ William F. Loehning
                                       -----------------------
                                  Name:  William F. Loehning
                                  Title: Executive Vice President

                   AMENDMENT NO. 11 TO PARTICIPATION AGREEMENT

Lincoln Life & Annuity Company of New York, Variable Insurance Products Fund III and Fidelity Distributors Corporation, hereby amend their Participation Agreement, dated October 15, 1999 and as subsequently amended, by replacing Schedule A with the attached Schedule A:


                                   SCHEDULE A
                            AMENDED AS OF MAY 1, 2011
                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

            NAME OF SEPARATE ACCOUNT                           FORM NUMBERS OF CONTRACTS              FIDELITY FUND (CLASS)
                                                              FUNDED BY SEPARATE ACCOUNT
            ------------------------                          --------------------------              ---------------------
Lincoln Life & Annuity Flexible Premium           LN660NY (VUL) (VUL(CV))                          Growth Opportunities
Variable Life Account M                           LN680NY (VUL(DB))                                - Service Class

                                                  ------------------------------------------------ -------------------------------
                                                  ELITE SERIES:
                                                  ------------
                                                  LN680NY (VUL(DB))                                Mid Cap - Service Class
                                                  LN690NY (VUL(DB) II) (VUL(DB) IV)
                                                  LN665NY (VUL(CV) II) (VULFlex)
                                                  LN670NY (VUL(CV) III) (VULCV IV)
                                                  LN691NY (VUL(ONE))
                                                  LN693NY (Momentum VUL(ONE))
                                                  LN694NY (VUL(ONE) 2005)
                                                  LN695NY (Momentum VUL(ONE)2005
                                                  LN696NY (VUL(ONE)2007, (Momentum VUL(ONE)2007
                                                  LN698NY AssetEdge

                                                  ------------------------------------------------ -------------------------------
Lincoln New York Account N for Variable           AN426NY (ChoicePlus)                             Mid Cap - Service Class
Annuities
                                                  ------------------------------------------------ -------------------------------
                                                  30296NY (ChoicePlus Access)                      Mid Cap - Service Class

                                                  ------------------------------------------------ -------------------------------


                                                  30070BNYMVA3                                     Mid Cap - Service Class 2
                                                  (ChoicePlus II; ChoicePlus II Access)
                                                  (ChoicePlus II Advance; ChoicePlus II Bonus)
                                                  30070BNYBA [(ChoicePlus Assurance (A Share/Class)]
                                                  30070BNYBA [ChoicePlus Assurance (B Share)]
                                                  30070BNYBA [(ChoicePlus Assurance (B Class)]
                                                  30070BNYC [ChoicePlus Assurance (C Share)]
                                                  30070BNYAL [ChoicePlus Assurance (L Share)]
                                                  30070BNYN [ChoicePlus Assurance (Bonus)]
                                                  AN501NY (ChoicePlus Momentum Income Option)
                                                  30070-CP-Design 1, 2 or 3 (ChoicePlus Design)
                                                  AN452 [(ChoicePlus Assurance (A Share/Class) i4LIFE(R) Advantage New York]
                                                  AN452 [(ChoicePlus Assurance (B Share/Class) i4LIFE(R) Advantage New York]
                                                  AN452 [(ChoicePlus Assurance (Design) i4LIFE(R) Advantage New York]
                                                  30070BNY ChoicePlus Signature

LLANY Separate Account R for Flexible Premium     LN650NY (SVUL)                                   Growth Opportunities -
Variable Life Insurance                                                                            Service Class
                                                  ELITE SERIES:
                                                  -------------
                                                  LN650NY (SVUL)                                   Mid Cap - Service Class
                                                  LN656NY (SVUL IV)
                                                  ------------------------------------------------ -------------------------------
                                                  LN657 (SVUL(ONE))                                 Mid Cap - Service Class
                                                  ---------------
                                                  LN658 (MOMENTUM SVUL(ONE))
                                                  LN657NY (SVUL(ONE)2007),
                                                  (MOMENTUM SVUL(ONE)2007)

LLANY Separate Account S for Flexible Premium     ELITE SERIES:                                    Mid-Cap - Service Class
                                                  ------------
Variable Life Insurance                           LN925NY (CVUL Series III)
                                                  LN935NY (LCV4)
                                                  LN939NY (LCV5)
                                                  LN939NY (Lincoln Corporate Commitment VUL)

LNY Separate Account 401 for Group Annuities      19476 (Director)                                 Mid-Cap - Initial Class
                                                  AR450NY (Lincoln American Legacy Retirement)     Mid-Cap - Service Class 2


Lincoln Life & Annuity Flexible Premium           LN930NY (Lincoln Corporate Private Solution)     Growth Opportunities -
Variable Life Account Z                           LN939NY (Private Placement VUL)                  Service Class
                                                                                                   Mid-Cap - Service Class

         IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative as of the date specified below.


Date 4/19/11                     LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
     -------
                                 By: /s/ Daniel R. Hayes
                                     -------------------
                                 Name:  Daniel R. Hayes
                                 Title: Vice President


Date 5/11/11                     VARIABLE INSURANCE PRODUCTS FUND III
     -------
                                 By: /s/ Bryan A. Mehrmann
                                     ---------------------
                                 Name:    Bryan A. Mehrmann
                                 Title: Deputy Treasurer


Date 5/6/11                      FIDELITY DISTRIBUTORS CORPORATION
     -------
                                 By: /s/ William F. Loehning
                                     -----------------------
                                 Name:  William F. Loehning
                                 Title: Executive Vice President

                   AMENDMENT NO. 12 TO PARTICIPATION AGREEMENT

Lincoln Life & Annuity Company of New York, Variable Insurance Products Fund III and Fidelity Distributors Corporation, hereby amend their Participation Agreement, dated October 15, 1999 and as subsequently amended, by replacing Schedule A with the attached Schedule A:


                                   SCHEDULE A
                         AMENDED AS OF OCTOBER 31, 2011
                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

            NAME OF SEPARATE ACCOUNT                          FORM NUMBERS OF CONTRACTS                FIDELITY FUND (CLASS)
                                                             FUNDED BY SEPARATE ACCOUNT
            ------------------------                         --------------------------                ---------------------
Lincoln Life & Annuity Variable Annuity Account   30070BNYA Multi-Fund(R)5 Retirement Annuity      Mid Cap - Service Class 2
C

Lincoln Life & Annuity Flexible Premium           LN660NY (VUL) (VUL(CV))                          Growth Opportunities
Variable Life Account M                           LN680NY (VUL(DB))                                - Service Class

                                                  ------------------------------------------------ ---------------------------------
                                                  ELITE SERIES:
                                                  ------------
                                                  LN680NY (VUL(DB))                                Mid Cap - Service Class
                                                  LN690NY (VUL(DB) II) (VUL(DB) IV)
                                                  LN665NY (VUL(CV) II) (VULFlex)
                                                  LN670NY (VUL(CV) III) (VUL(CV) IV)
                                                  LN691NY (VUL(ONE))
                                                  LN693NY (Momentum VUL(ONE))
                                                  LN694NY (VUL(ONE) 2005)
                                                  LN695NY (Momentum VUL(ONE)2005
                                                  LN696NY (VUL(ONE)2007, (Momentum VUL(ONE)2007
                                                  LN698NY AssetEdge

Lincoln New York Account N for                    AN426NY (ChoicePlus)                             Mid Cap - Service Class
                                                  ------------------------------------------------ ---------------------------------



Variable Annuities
                                                  30296NY (ChoicePlus Access)                      Mid Cap - Service Class
                                                  ------------------------------------------------ ---------------------------------

                                                  30070BNYMVA3                                     Mid Cap - Service Class 2
                                                  (ChoicePlus II; ChoicePlus II Access)
                                                  (ChoicePlus II Advance; ChoicePlus II Bonus)
                                                  30070BNYBA [(ChoicePlus Assurance (A Share/Class)]
                                                  30070BNYBA [ChoicePlus Assurance (B Share)]
                                                  30070BNYBA [(ChoicePlus Assurance (B Class)]
                                                  30070BNYC [ChoicePlus Assurance (C Share)]
                                                  30070BNYAL [ChoicePlus Assurance (L Share)]
                                                  30070BNYN [ChoicePlus Assurance (Bonus)]
                                                  AN501NY (ChoicePlus Momentum Income Option)
                                                  30070-CP-Design 1, 2 or 3 (ChoicePlus Design)
                                                  AN452 [(ChoicePlus Assurance (A Share/Class) i4LIFE(R) Advantage New York]
                                                  AN452 [(ChoicePlus Assurance (B Share/Class) i4LIFE(R) Advantage New York]
                                                  AN452 [(ChoicePlus Assurance (Design) i4LIFE(R) Advantage New York]
                                                  30070BNY ChoicePlus Signature
                                                  30070-ANY ChoicePlus Fusion

LLANY Separate Account R for Flexible Premium     LN650NY (SVUL)                                   Growth Opportunities -
Variable Life Insurance                                                                            Service Class
                                                  ELITE SERIES:
                                                  -------------
                                                  LN650NY (SVUL)                                   Mid Cap - Service Class
                                                  LN656NY (SVUL IV)

                                                  --------------------------------------------------------------------------------
                                                  LN657 (SVUL(ONE))                                Mid Cap - Service Class
                                                  -----------------
                                                  LN658 (MOMENTUM SVUL(ONE))
                                                  LN657NY (SVUL(ONE)2007),
                                                  (MOMENTUM SVUL(ONE)2007)

LLANY Separate Account S for Flexible Premium     ELITE SERIES:                                    Mid-Cap - Service Class
                                                  ------------
Variable Life Insurance                           LN925NY (CVUL Series III)
                                                  LN935NY (LCV4)
                                                  LN939NY (LCV5)
                                                  LN939NY (Lincoln Corporate Commitment VUL)

LNY Separate Account 401 for Group Annuities      19476 (Director)                                 Mid-Cap - Initial Class



Annuities                                         AR450NY (Lincoln American Legacy Retirement)     Mid-Cap - Service Class 2

Lincoln Life & Annuity Flexible Premium           LN930NY (Lincoln Corporate Private Solution)     Growth Opportunities -
Variable Life Account Z                           LN939NY (Private Placement VUL)                  Service Class
                                                                                                   Mid-Cap - Service Class

         IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative as of the date specified below.

Date  10/12/11                       LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
      --------
                                     By: /s/ Daniel R. Hayes
                                         -------------------
                                     Name:  Daniel R. Hayes
                                     Title: Vice President

Date                                 VARIABLE INSURANCE PRODUCTS FUND II
      --------
                                     By: /s/ illegible
                                         -------------
                                     Name:
                                     Title:

Date                                 FIDELITY DISTRIBUTORS CORPORATION
      --------
                                     By:  /s/ William F. Loehning
                                          -----------------------
                                     Name: William F. Loehning
                                     Title: Executive Vice President